UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

October 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 11, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Inflation Strategy (the “Strategy”) for the annual reporting period ended October 31, 2014.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation.

The Strategy pursues its objective by investing principally in inflation-indexed securities (such as Treasury Inflation-Protected Securities or “TIPS”, or inflation-indexed securities from issuers other than the U.S. Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (“CPI”) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year TIPS Index, and to the Lipper TIPS Fund Average (the “Lipper Average”) for the six- and 12-month periods ended October 31, 2014. Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For the 12-month period, all share classes of the Strategy outperformed the benchmark excluding Class C;

Classes 1, 2, I and Advisor Class shares outperformed the Lipper Average; all other share classes underperformed. For the six-month period, all share classes outperformed the benchmark excluding Classes A, C and R; all share classes underperformed the Lipper Average. Non-Treasury sectors benefited performance during the 12-month period, from the low-yield environment and continued ample global liquidity. For both periods, exposure to commercial mortgage-backed and asset-backed securities, and select emerging-market corporates, all contributed to performance. Investment-grade and high-yield corporate exposure contributed for the 12-month period, yet detracted for the six-month period as market volatility rose in the final months of the period. Currency exposure, specifically an overweight to the U.S. dollar versus short positions in several developed-market currencies, also contributed.

During both periods, the Strategy utilized derivatives including currency forwards for hedging purposes, as well as to manage active currency positions. As part of the Strategy’s credit position, credit default swaps were utilized as a substitute for corporate bonds and for hedging purposes, which in aggregate had an immaterial impact on performance during both periods. Treasury futures, and interest rate and CPI swaps, were utilized to manage duration, inflation protection, country exposure and yield curve positioning of the Strategy; duration, inflation protection and yield curve positioning detracted during both periods. The Strategy also utilized leverage through reverse repurchase agreements.

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Market Review and Investment Strategy

During the 12-month period, markets remained heavily focused on the direction of interest rates, central bank monetary policy and global growth. Early in the period, volatility increased as the U.S. Federal Reserve (the “Fed”) began to taper its asset purchase program and investors worried about the impact of higher interest rates. However, fixed-income markets stabilized in the first quarter of 2014 and bond fund flows turned positive once again, as U.S. economic data cooled, blamed mostly on winter weather. Ongoing geopolitical concerns, specifically the conflict between Ukraine and Russia, as well as continued violence in the Middle East, contributed to periodic safe haven rallies into U.S. Treasuries, keeping a lid on yields.

Contrary to expectations, interest rates continued to decline toward the end of the period as investors became increasingly wary regarding global growth, particularly in Europe and China. Worries about Europe increased as core inflation moved closer to zero and the European Central Bank (“ECB”) cut key interest rates, announcing plans to repurchase asset-backed securities and covered bonds to further stimulate the struggling economy. Low yields in the euro area and further easing by the ECB helped anchor U.S. Treasury yields.

The U.S. Federal Open Market Committee (“FOMC”) also announced no changes to the stance of U.S. monetary policy after its mid-September meeting, easing concerns for higher interest rates. The FOMC reaffirmed its views that U.S. interest rates will remain low until unemployment and inflation are more closely aligned with Fed targets. However, the Fed did end its monthly bond purchase program at the end of October, and dropped a characterization of U.S. labor market slack as “significant” in a show of confidence in the economy’s prospects. The Fed largely dismissed financial market volatility, dimming growth in Europe and a weak inflation outlook as unlikely to undercut progress toward its unemployment and inflation goals. Despite the intra-period volatility, the ten-year U.S. Treasury yield declined only 0.22% during the 12-month period to end at a yield of 2.34%. The U.S. Treasury curve flattened, as intermediate yields rose and longer-term yields declined.

Against this backdrop, fixed-income sectors benefited from the low-yield environment, with major U.S. fixed-income sectors posting positive returns. Credit-sensitive securities generally outperformed Treasuries with corporate sectors, both investment-grade and high-yield, posting the strongest returns. Corporate fundamentals, as well as earnings, remained favorable amid ample global liquidity and tighter spreads.

For the 12-month period, the TIPS 1-10 year yield curve rose (until rolled out near 10-year maturities), resulting in the modest returns for the benchmark. Inflation accruals were modest and break-evens (the difference between the yield on TIPS and a comparable-maturity Treasury bond) experienced a meaningful decrease across the curve, resulting in TIPS underperforming comparable-maturity Treasury bonds.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Inflation Strategy
Class 1*	0.43%	1.38%

Class 2*	0.47%	1.55%

Class A	0.29%	1.16%

Class C	-0.05%	0.50%

Advisor Class†	0.49%	1.50%

Class R†	0.29%	1.10%

Class K†	0.40%	1.31%

Class I†	0.45%	1.52%

Barclays 1-10 Year TIPS Index	0.37%	0.60%

Lipper TIPS Fund Average	0.70%	1.33%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 1/26/10* TO 10/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Strategy Class A shares (from 1/26/10 to 10/31/14) as compared to the performance of the Strategy’s composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.30%
1 Year	1.38%	1.38%
Since Inception‡	3.34%	3.34%

Class 2 Shares†			0.44%
1 Year	1.55%	1.55%
Since Inception‡	3.43%	3.43%

Class A Shares			-0.13%
1 Year	1.16%	-3.15%
Since Inception‡	3.11%	2.18%

Class C Shares			-0.83%
1 Year	0.50%	-0.49%
Since Inception‡	2.39%	2.39%

Advisor Class Shares^			0.16%
1 Year	1.50%	1.50%
Since Inception‡	3.41%	3.41%

Class R Shares^			-0.31%
1 Year	1.10%	1.10%
Since Inception‡	2.93%	2.93%

Class K Shares^			0.01%
1 Year	1.31%	1.31%
Since Inception‡	3.17%	3.17%

Class I Shares^			0.43%
1 Year	1.52%	1.52%
Since Inception‡	3.43%	3.43%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.81%, 0.71%, 1.18%, 1.86%, 0.87%, 1.44%, 1.12% and 0.83% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.60%, 0.50%, 0.80%, 1.50%, 0.50%, 1.00%, 0.75% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2014.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

‡	Inception date: 1/26/2010.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares†
1 Year	1.71%
Since Inception‡	3.34%

Class 2 Shares†
1 Year	1.89%
Since Inception‡	3.43%

Class A Shares
1 Year	-2.80%
Since Inception‡	2.16%

Class C Shares
1 Year	-0.12%
Since Inception‡	2.39%

Advisor Class Shares^
1 Year	1.82%
Since Inception‡	3.41%

Class R Shares^
1 Year	1.38%
Since Inception‡	2.93%

Class K Shares^
1 Year	1.51%
Since Inception‡	3.15%

Class I Shares^
1 Year	1.85%
Since Inception‡	3.43%

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date: 1/26/2010.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.90	$4.14	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%
Class C
Actual	$1,000	$999.50	$7.61	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Advisor Class
Actual	$1,000	$1,004.90	$2.63	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$1,002.90	$5.15	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$1,004.00	$3.89	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Expense Example

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,004.50	$2.63	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class 1
Actual	$1,000	$1,004.30	$3.13	0.62%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%
Class 2
Actual	$1,000	$1,004.70	$2.63	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $374.8

Total Investments ($mil): $458.7

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation-Protected Exposure	100.9%
Non-U.S	—
Non-Inflation Exposure	(0.9)%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*
Corporates – Investment Grade	15.3%
Asset-Backed Securities	9.3%
Commercial Mortgage-Backed Securities	8.2%
Corporates – Non-Investment Grade	1.5%
Collateralized Mortgage Obligations	1.0%
Quasi-Sovereigns	0.8%
Emerging Markets – Corporate Bonds	0.2%
Governments – Sovereign Agencies	0.2%
Governments – Sovereign Bonds	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENT, EXCLUDING DERIVATIVES†
Inflation-Linked Securities	67.7%
Corporates – Investment Grade	11.5%
Asset-Backed Securities	7.6%
Commercial Mortgage-Backed Securities	6.7%
Corporates – Non-Investment Grade	3.0%
Governments – Treasuries	0.8%
Collateralized Mortgage Obligations	0.8%
Quasi-Sovereigns	0.7%
Emerging Markets – Corporate Bonds	0.2%
Governments – Sovereign Agencies	0.1%
Governments – Sovereign Bonds	0.1%
Short-Term	0.8%

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

*	All data are as of October 31, 2014. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

†	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 82.9%
United States – 82.9%
U.S. Treasury Inflation Index 0.125%, 4/15/16-7/15/24 (TIPS)	U.S.$	91,600	$90,660,122
0.125%, 4/15/17-1/15/23 (TIPS)(a)		89,940	90,446,123
0.375%, 7/15/23 (TIPS)		19,871	19,875,685
0.625%, 7/15/21 (TIPS)(a)		22,690	23,317,119
0.625%, 1/15/24 (TIPS)		19,469	19,785,447
1.125%, 1/15/21 (TIPS)		13,234	13,977,782
1.25%, 7/15/20 (TIPS)(a)		21,717	23,187,902
1.375%, 1/15/20 (TIPS)		8,158	8,715,546
1.875%, 7/15/15-7/15/19 (TIPS)(a)		13,617	14,265,066
2.125%, 1/15/19 (TIPS)		1,978	2,166,091
2.50%, 7/15/16 (TIPS)		4,104	4,347,849

Total Inflation-Linked Securities (cost $312,889,730)			310,744,732

CORPORATES – INVESTMENT GRADE – 14.1%
Industrial – 8.9%
Basic – 1.4%
Basell Finance Co. BV 8.10%, 3/15/27(b)		205	274,837
Cia Minera Milpo SAA 4.625%, 3/28/23(b)		412	414,681
Dow Chemical Co. (The) 8.55%, 5/15/19		67	84,386
Glencore Funding LLC 3.125%, 4/29/19(b)		1,720	1,736,340
International Paper Co. 4.75%, 2/15/22		800	867,527
LyondellBasell Industries NV 5.75%, 4/15/24		405	472,774
Minsur SA 6.25%, 2/07/24(b)		869	957,407
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		393	377,336

			5,185,288

Capital Goods – 0.3%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)		426	406,830
Yamana Gold, Inc. 4.95%, 7/15/24(b)		853	834,305

			1,241,135

Communications - Media – 1.2%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,095	1,076,870
6.15%, 3/01/37-2/15/41		331	405,352

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CBS Corp. 5.75%, 4/15/20	U.S.$	325	$371,857
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		274	279,108
4.45%, 4/01/24		372	388,119
5.20%, 3/15/20		114	127,477
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(b)(c)		415	439,900
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(b)(d)		409	426,052
Omnicom Group, Inc. 3.625%, 5/01/22		163	167,035
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		460	569,565
Time Warner Cable, Inc.
5.00%, 2/01/20		35	39,172
8.75%, 2/14/19		25	31,402
Viacom, Inc. 3.875%, 4/01/24		339	339,125

			4,661,034

Communications - Telecommunications –1.4%
American Tower Corp.
3.50%, 1/31/23		300	287,109
4.70%, 3/15/22		395	410,676
5.05%, 9/01/20		35	38,144
AT&T, Inc.
3.00%, 2/15/22		1,255	1,240,798
5.35%, 9/01/40		280	298,948
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	50,872
SBA Tower Trust 2.898%, 10/15/19(b)	U.S.$	851	853,261
Telefonica Emisiones SAU 5.462%, 2/16/21		400	448,916
Verizon Communications, Inc.
5.15%, 9/15/23		1,001	1,121,008
7.35%, 4/01/39		300	404,459

			5,154,191

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC
2.597%, 11/04/19		400	397,896
5.875%, 8/02/21		640	739,687
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		30	30,181

			1,167,764

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	175	$191,139

Consumer Non-Cyclical – 1.0%
Actavis Funding SCS 3.85%, 6/15/24(b)		278	270,578
Altria Group, Inc. 4.75%, 5/05/21		195	214,776
Bayer US Finance LLC 3.375%, 10/08/24(b)		374	375,094
Bunge Ltd. Finance Corp.
5.10%, 7/15/15		125	128,773
8.50%, 6/15/19		75	92,788
Grupo Bimbo SAB de CV 3.875%, 6/27/24(b)		648	644,954
Kroger Co. (The) 3.40%, 4/15/22		624	631,574
Reynolds American, Inc. 3.25%, 11/01/22		284	277,345
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		363	380,014
Tyson Foods, Inc. 2.65%, 8/15/19		199	200,897
3.95%, 8/15/24		650	662,939

			3,879,732

Energy – 2.0%
DCP Midstream LLC 4.75%, 9/30/21(b)		405	436,124
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		350	314,725
Energy Transfer Partners LP 5.20%, 2/01/22		510	558,044
6.125%, 2/15/17		145	159,300
Enterprise Products Operating LLC 5.20%, 9/01/20		335	376,018
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		846	843,712
4.15%, 3/01/22		104	106,303
Marathon Petroleum Corp. 5.125%, 3/01/21		280	313,339
Nabors Industries, Inc. 5.10%, 9/15/23		167	178,701
Nisource Finance Corp. 6.80%, 1/15/19		75	88,653
Noble Energy, Inc. 4.15%, 12/15/21		127	135,449
8.25%, 3/01/19		387	476,918

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reliance Holding USA, Inc. 5.40%, 2/14/22(b)	U.S.$	1,060	$1,161,540
Spectra Energy Capital LLC 8.00%, 10/01/19		8	9,915
Transocean, Inc. 6.375%, 12/15/21		2	2,102
6.50%, 11/15/20		740	761,153
Valero Energy Corp. 6.125%, 2/01/20		476	554,400
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		70	89,453
Williams Partners LP 3.90%, 1/15/25		350	347,219
4.125%, 11/15/20		300	315,461
5.25%, 3/15/20		201	223,145

			7,451,674

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(b)		356	355,396

Technology – 1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,658
Baidu, Inc. 2.75%, 6/09/19		254	254,929
3.25%, 8/06/18		399	410,244
Kla-tencor Corp. 4.65%, 11/01/24		887	893,821
Motorola Solutions, Inc. 3.75%, 5/15/22		320	318,545
7.50%, 5/15/25		505	642,398
Seagate HDD Cayman 4.75%, 1/01/25(b)		398	402,477
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		50	52,291
Tencent Holdings Ltd. 3.375%, 5/02/19(b)		626	636,506
Total System Services, Inc. 2.375%, 6/01/18		259	257,998

			3,876,867

Transportation - Services – 0.1%
Asciano Finance Ltd. 5.00%, 4/07/18(b)		47	50,776
Ryder System, Inc. 3.15%, 3/02/15		105	105,876
5.85%, 11/01/16		105	114,497
7.20%, 9/01/15		10	10,532

			281,681

			33,445,901

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.2%
Banking – 2.2%
Barclays Bank PLC 6.625%, 3/30/22(b)	EUR	190	$300,599
BPCE SA 5.70%, 10/22/23(b)	U.S.$	670	719,486
Capital One Financial Corp. 5.25%, 2/21/17		150	162,984
Credit Suisse AG 6.50%, 8/08/23(b)		621	684,720
Goldman Sachs Group, Inc. (The) 1.835%, 11/29/23(e)		810	833,102
ING Bank NV 2.00%, 9/25/15(b)		600	606,611
JPMorgan Chase & Co. 4.25%, 10/15/20		55	59,031
Macquarie Group Ltd. 7.625%, 8/13/19(b)		65	78,274
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(b)		816	849,458
Morgan Stanley Series G 5.50%, 7/28/21		456	519,921
Murray Street Investment Trust I 4.647%, 3/09/17		52	55,516
National Capital Trust II Delaware 5.486%, 3/23/15(b)(d)		45	45,394
Nordea Bank AB 6.125%, 9/23/24(b)(d)		201	201,422
PNC Bank NA 3.80%, 7/25/23		940	968,638
Rabobank Capital Funding Trust III 5.254%, 10/21/16(b)(d)		375	393,750
Standard Chartered PLC Series E 4.00%, 7/12/22(b)		725	745,104
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(b)		354	358,751
UBS AG/Stamford CT 7.625%, 8/17/22		465	548,773

			8,131,534

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		809	819,117

Insurance – 1.1%
American International Group, Inc. 4.875%, 6/01/22		625	697,119
6.40%, 12/15/20		205	244,801

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Coventry Health Care, Inc. 5.45%, 6/15/21	U.S.$	415	$475,550
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(b)(d)		415	424,130
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		535	597,850
5.50%, 3/30/20		24	27,211
6.10%, 10/01/41		165	205,628
Lincoln National Corp. 8.75%, 7/01/19		175	222,260
MetLife, Inc. 5.70%, 6/15/35		90	108,976
7.717%, 2/15/19		180	220,004
Nationwide Financial Services, Inc. 5.375%, 3/25/21(b)		360	404,908
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		125	192,646
Prudential Financial, Inc. 5.625%, 6/15/43		340	352,750

			4,173,833

Other Finance – 0.0%
ORIX Corp. 4.71%, 4/27/15		37	37,675

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		739	826,180
Health Care REIT, Inc. 5.25%, 1/15/22		890	986,470
Trust F/1401 5.25%, 12/15/24(b)		825	870,375

			2,683,025

			15,845,184

Non Corporate Sectors – 0.5%
ABS - Other – 0.2%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(b)		487	506,480

Agencies - Not Government Guaranteed – 0.3%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		621	589,074
CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/24		239	246,922
OCP SA 5.625%, 4/25/24(b)		330	346,153

			1,182,149

			1,688,629

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.5%
Electric – 0.3%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	U.S.$	340	$426,768
CMS Energy Corp. 5.05%, 3/15/22		144	161,344
Constellation Energy Group, Inc. 5.15%, 12/01/20		91	101,365
Exelon Generation Co. LLC 4.25%, 6/15/22		416	434,132

			1,123,609

Natural Gas – 0.2%
Talent Yield Investments Ltd. 4.50%, 4/25/22(b)		480	499,488

			1,623,097

Total Corporates – Investment Grade (cost $51,050,090)			52,602,811

ASSET-BACKED SECURITIES – 9.3%
Autos - Fixed Rate – 6.3%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		805	807,566
Series 2014-1, Class A2
1.29%, 1/15/19		1,398	1,400,572
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		265	265,714
Series 2013-3, Class A3 0.92%, 4/09/18		1,245	1,247,326
Series 2013-4, Class A3 0.96%, 4/09/18		535	536,334
ARI Fleet Lease Trust
Series 2013-A, Class A2 0.70%, 12/15/15(b)		383	383,470
Series 2014-A, Class A2 0.81%, 11/15/22(b)		448	447,546
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class A 2.10%, 3/20/19(b)		420	423,097
Series 2013-2A, Class A 2.97%, 2/20/20(b)		289	297,076
Series 2014-1A, Class A 2.46%, 7/20/20(b)		1,689	1,695,976
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		850	850,083

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Auto Receivables Asset Trust
Series 2013-3, Class A2 1.04%, 11/21/16	U.S.$	1,115	$1,118,562
Series 2014-1, Class B
2.22%, 1/22/19		200	202,260
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		306	306,134
Carfinance Capital Auto Trust Series 2013-1A, Class A 1.65%, 7/17/17(b)		183	183,772
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(b)		1,512	1,512,534
CPS Auto Receivables Trust
Series 2013-B, Class A
1.82%, 9/15/20(b)		609	610,938
Series 2014-B, Class A
1.11%, 11/15/18(b)		594	593,247
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(b)		426	426,077
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 6/15/17(b)		83	83,009
Series 2013-1A, Class A
1.29%, 10/16/17(b)		159	159,529
Series 2014-1A, Class A
1.29%, 5/15/18(b)		344	344,160
Series 2014-2A, Class A
1.06%, 8/15/18(b)		345	344,036
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(b)		169	169,512
Ford Auto Securitization Trust
Series 2013-R1A, Class A2
1.676%, 9/15/16(b)	CAD	290	257,330
Series 2013-R4A, Class A1
1.487%, 8/15/15(b)		22	19,102
Series 2014-R2A, Class A1
1.353%, 3/15/16(b)		443	392,659
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	225	224,228
Ford Credit Auto Owner Trust/Ford Credit Series 2014-2, Class A 2.31%, 4/15/26(b)		728	730,621

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19	U.S.$	993	$993,667
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		415	415,797
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(b)		2,185	2,186,833
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		165	168,099
Mercedes-Benz Auto Lease Trust
Series 2013-A, Class A3
0.59%, 2/15/16		583	582,633
Series 2014-A, Class A2A
0.48%, 6/15/16		668	667,998
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(b)		1,193	1,195,396
Santander Drive Auto Receivables Trust
Series 2013-4, Class A3
1.11%, 12/15/17		1,020	1,022,528
Series 2013-5, Class A2A
0.64%, 4/17/17		210	210,484

			23,475,905

Autos - Floating Rate – 1.2%
Ally Master Owner Trust Series 2014-2, Class A 0.523%, 1/16/18(e)		810	810,463
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.553%, 9/15/17(b)(e)		809	810,374
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.533%, 1/15/18(e)		797	798,251
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.647%, 6/20/17(e)		600	600,209
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.702%, 12/10/27(b)(e)		1,324	1,326,324

			4,345,621

Credit Cards - Fixed Rate – 0.7%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		474	474,758

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	U.S.$	523	$527,793
Chase Issuance Trust Series 2014-A1, Class A1 1.15%, 1/15/19		825	826,705
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		370	373,290
Series 2013-A, Class A 1.61%, 12/15/21		373	371,583

			2,574,129

Credit Cards - Floating Rate – 0.6%
Cabela’s Master Credit Card Trust Series 2014-1, Class A 0.503%, 3/16/20(e)		600	599,699
First National Master Note Trust Series 2013-2, Class A 0.683%, 10/15/19(e)		794	796,405
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.533%, 12/15/19(e)		910	911,638

			2,307,742

Other ABS - Floating Rate – 0.3%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.537%, 7/20/19(e)		1,068	1,066,832

Other ABS - Fixed Rate – 0.2%
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(b)		924	924,555

Total Asset-Backed Securities (cost $34,673,438)			34,694,784

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.2%
Non-Agency Fixed Rate CMBS – 7.1%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,725	1,896,583
Series 2007-5, Class AM 5.772%, 2/10/51		258	276,460
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW12, Class A4 5.704%, 9/11/38		74	78,031

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	571	$589,943
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)		1,070	1,074,480
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		885	895,601
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.779%, 3/15/49		274	289,168
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.771%, 5/15/46		467	511,319
Commercial Mortgage Pass-Through Certificates Series 2007-GG9, Class A4 5.444%, 3/10/39		664	714,445
Series 2007-GG9, Class AM 5.475%, 3/10/39		598	631,191
Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		404	394,718
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.702%, 6/15/39		463	488,727
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		158	158,524
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(b)		515	507,122
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		54	54,029
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		815	823,909
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(b)		722	713,714
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(b)		255	253,852
Series 2006-CB15, Class A4 5.814%, 6/12/43		432	457,232
Series 2007-CB19, Class AM 5.703%, 2/12/49		295	312,604

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-LD12, Class AM 6.002%, 2/15/51	U.S.$	245	$269,687
Series 2007-LDPX, Class A1A
5.439%, 1/15/49		1,902	2,059,201
Series 2007-LDPX, Class A3 5.42%, 1/15/49		411	443,633
Series 2008-C2, Class A1A 5.998%, 2/12/51		851	940,131
Series 2010-C2, Class A1 2.749%, 11/15/43(b)		256	260,197
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31		1,744	1,800,047
Series 2007-C1, Class A4 5.424%, 2/15/40		1,083	1,167,601
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		633	639,864
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		610	651,743
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,256	2,399,925
Series 2007-9, Class A4 5.70%, 9/12/49		125	136,435
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(b)		553	552,455
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		277	278,427
Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,274,156
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		862	877,188
Series 2014-C20, Class A2 3.036%, 5/15/47		648	672,036

			26,544,378

Non-Agency Floating Rate CMBS – 1.1%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.053%, 6/11/27(b)(e)		775	773,575

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass-Through Certificates Series 2014-SAVA, Class A 1.304%, 6/15/34(b)(e)	U.S.$	664	$663,926
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.852%, 12/05/31(b)(e)		405	404,960
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.073%, 6/15/29(b)(e)		1,068	1,066,352
PFP III Ltd. Series 2014-1, Class A 1.324%, 6/14/31(b)(e)		850	846,750
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.207%, 4/15/32(b)(e)		452	451,500

			4,207,063

Total Commercial Mortgage-Backed Securities (cost $30,972,765)			30,751,441

CORPORATES – NON-INVESTMENT GRADE – 3.6%
Industrial – 1.8%
Basic – 0.0%
Novelis, Inc. 8.375%, 12/15/17		90	94,050

Capital Goods – 0.1%
Sealed Air Corp. 5.25%, 4/01/23(b)		331	340,103

Communications - Media – 0.3%
CSC Holdings LLC 8.625%, 2/15/19		146	171,368
Numericable Group SA 5.375%, 5/15/22(b)	EUR	231	300,605
Sirius XM Radio, Inc. 4.625%, 5/15/23(b)	U.S.$	416	401,440
Univision Communications, Inc. 6.875%, 5/15/19(b)		326	342,707

			1,216,120

Communications - Telecommunications – 0.2%
Sprint Corp. 7.875%, 9/15/23(b)		400	433,000
Telecom Italia Capital SA 7.175%, 6/18/19		170	193,800

			626,800

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Dana Holding Corp. 6.00%, 9/15/23	U.S.$	147	$154,350
General Motors Co. 3.50%, 10/02/18		425	437,750
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		190	204,250

			796,350

Consumer Cyclical - Other – 0.2%
KB Home 4.75%, 5/15/19		345	342,413
MCE Finance Ltd. 5.00%, 2/15/21(b)		405	401,962

			744,375

Consumer Non-Cyclical – 0.0%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		174	180,960

Energy – 0.6%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		406	424,270
California Resources Corp. 5.50%, 9/15/21(b)		277	282,540
Cimarex Energy Co. 4.375%, 6/01/24		303	307,924
5.875%, 5/01/22		134	144,050
ONEOK, Inc. 4.25%, 2/01/22		463	457,298
Paragon Offshore PLC 6.75%, 7/15/22(b)		62	47,275
7.25%, 8/15/24(b)		360	275,400
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	114,137
SM Energy Co. 6.50%, 1/01/23		41	42,332

			2,095,226

Services – 0.1%
Sabre GLBL, Inc. 8.50%, 5/15/19(b)		381	409,575

Transportation - Services – 0.1%
Hertz Corp. (The) 6.75%, 4/15/19		375	390,938

			6,894,497

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 1.6%
Banking – 1.4%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)	U.S.$	374	$384,285
Bank of Ireland 2.063%, 9/22/15(e)	CAD	560	476,997
Barclays Bank PLC 6.86%, 6/15/32(b)(d)	U.S.$	137	151,728
7.75%, 4/10/23		372	407,805
BNP Paribas SA 5.186%, 6/29/15(b)(d)		257	259,570
Credit Agricole SA 7.875%, 1/23/24(b)(d)		248	255,440
Danske Bank A/S Series E 5.684%, 2/15/17(d)	GBP	287	471,740
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	951	1,190,471
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)	U.S.$	689	673,369
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(b)		102	116,576
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(b)(d)		233	235,330
Societe Generale SA 4.196%, 1/26/15(d)	EUR	202	253,136
5.922%, 4/05/17(b)(d)	U.S.$	115	121,325
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		325	350,396

			5,348,168

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	212,000
International Lease Finance Corp. 5.875%, 4/01/19		294	316,785
Navient Corp. 7.25%, 1/25/22		54	60,345

			589,130

			5,937,298

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 7.375%, 7/01/21		377	430,133
NRG Energy, Inc. 6.25%, 5/01/24(b)		287	296,328

			726,461

Total Corporates – Non-Investment Grade (cost $13,542,997)			13,558,256

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 1.0%
Mexico – 1.0%
Mexican Bonos Series M 4.75%, 6/14/18 (cost $3,753,734)	MXN	50,615	$3,768,357

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.0%
GSE Risk Share Floating Rate – 1.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.402%, 11/25/23(e)	U.S.$	1,030	1,061,750
Series 2014-DN3, Class M3 4.152%, 8/25/24(e)		1,055	1,017,065
Series 2014-HQ3, Class M3 4.903%, 10/25/24(e)		425	425,938
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.552%, 1/25/24(e)		495	519,121
Series 2014-C03, Class 1M1 1.352%, 7/25/24(e)		394	390,083
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M3 3.752%, 4/25/24(e)		320	300,331

Total Collateralized Mortgage Obligations (cost $3,726,815)			3,714,288

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(b)		358	377,160

China – 0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(b)		995	1,042,256

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(b)		324	364,986

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		310	348,205

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18	U.S.$	439	$454,365

South Korea – 0.1%
Korea National Oil Corp. 3.125%, 4/03/17(b)		450	465,390

Total Quasi-Sovereigns (cost $2,919,034)			3,052,362

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Industrial – 0.2%
Communications - Telecommunications – 0.1%
Comcel Trust 6.875%, 2/06/24(b)		208	222,560

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		370	390,812
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)		655	160,475

			551,287

Total Emerging Markets – Corporate Bonds (cost $970,420)			773,847

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Canada – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)		391	408,595

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		292	299,338

Total Governments – Sovereign Agencies (cost $717,969)			707,933

GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Poland – 0.0%
Poland Government International Bond 3.875%, 7/16/15		16	16,372

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.1%
Qatar Government International Bond 4.50%, 1/20/22(b)	U.S.$	360	$398,232

Total Governments – Sovereign Bonds (cost $373,129)			414,604

		Shares
PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Insurance – 0.0%
Allstate Corp. (The) 5.10% (cost $52,500)		2,100	51,618

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.07%(f)(g) (cost $3,846,482)		3,846,482	3,846,482

Total Investments – 122.4% (cost $459,489,103)			458,681,515
Other assets less liabilities – (22.4)%			(83,912,744)

Net Assets – 100.0%			$374,768,771

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Ultra Bond (CBT) Futures	19	December 2014	$2,895,566	$2,979,437	$83,871
Sold Contracts
U.S. Long Bond (CBT) Futures	14	December 2014	1,945,980	1,975,313	(29,333)
U.S. T-Note 5 Yr (CBT) Futures	39	December 2014	4,638,694	4,657,758	(19,064)
U.S. T-Note 10 Yr (CBT) Futures	219	December 2014	27,431,224	27,672,703	(241,479)

					$(206,005)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD 357	AUD 408	12/12/14	$791
Goldman Sachs Bank USA	JPY 199,663	USD 1,845	12/05/14	67,452
JPMorgan Chase Bank	CAD 4,949	USD 4,417	11/21/14	27,895

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Portfolio of Investments

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	GBP 247	USD 399	11/14/14	$4,119
Royal Bank of Scotland PLC	EUR 4,105	USD 5,203	11/21/14	58,831
Royal Bank of Scotland PLC	AUD 3,618	USD 3,176	12/12/14	1,017
State Street Bank & Trust Co.	MXN 51,758	USD 3,814	11/20/14	(25,809)
State Street Bank & Trust Co.	USD 125	CAD 141	11/21/14	(330)

				$133,966

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.88%	3,267	$(275,558)	$(166,719)
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	2.88	4,079	(344,029)	(104,527)

				$(619,587)	$(271,246)

*	Termination Date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)		$1,940	6/25/21	2.247%	3 Month LIBOR	$(35,832)
Morgan Stanley & Co., LLC/(CME Group)	NZD	5,770	9/25/19	3 Month BKBM	4.390%	50,493
Morgan Stanley & Co., LLC/(CME Group)	CAD	7,010	10/03/19	1.993%	3 Month CDOR	(26,849)
Morgan Stanley & Co., LLC/(CME Group)		$5,360	10/07/19	3 Month LIBOR	1.935%	58,069
Morgan Stanley & Co., LLC/(CME Group)		6,980	10/31/19	3 Month LIBOR	1.747%	366
Morgan Stanley & Co., LLC/(CME Group)		2,610	1/14/24	2.980%	3 Month LIBOR	(151,342)
Morgan Stanley & Co., LLC/(CME Group)		2,300	2/14/24	2.889%	3 Month LIBOR	(107,605)
Morgan Stanley & Co., LLC/(CME Group)		3,280	4/28/24	2.817%	3 Month LIBOR	(112,775)
Morgan Stanley & Co., LLC/(CME Group)		4,670	5/06/24	2.736%	3 Month LIBOR	(185,445)
Morgan Stanley & Co., LLC/(CME Group)		1,890	5/29/24	3 Month LIBOR	2.628%	52,540

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$3,790	6/05/24	2.710%	3 Month LIBOR	$(131,768)
Morgan Stanley & Co., LLC/(CME Group)		3,330	7/02/24	2.632%	3 Month LIBOR	(84,642)
Morgan Stanley & Co., LLC/(CME Group)		2,370	7/10/24	2.674%	3 Month LIBOR	(67,881)
Morgan Stanley & Co., LLC/(CME Group)		1,900	7/18/24	3 Month LIBOR	2.668%	52,150
Morgan Stanley & Co., LLC/(CME Group)		2,810	9/24/24	3 Month LIBOR	2.691%	65,246
Morgan Stanley & Co., LLC/(CME Group)	NZD	3,880	9/25/24	4.628%	3 Month BKBM	(59,647)

						$(684,922)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00%	0.35%	$3,200	$68,659	$1,919	$66,740
Credit Suisse International:
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.97	446	450	(5,596)	6,046
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.97	262	264	(2,945)	3,208
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.97	182	183	(2,279)	2,462
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.97	180	182	(2,261)	2,443
Deutsche Bank AG:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	0.46	440	7,189	(8,938)	16,127

				$76,927	$(20,100)	$97,026

*	Termination Date

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$21,900	7/15/16	1.984%	CPI#	$(207,608)
Barclays Bank PLC	12,100	1/15/18	2.069%	CPI#	(208,608)
Citibank, NA	7,000	7/15/16	2.075%	CPI#	(97,111)
Morgan Stanley Capital Services LLC	26,500	7/15/17	2.110%	CPI#	(360,318)

					$(873,645)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$850	1/17/22	2.050%	3 Month LIBOR	$1,372
Morgan Stanley Capital Services LLC	1,100	2/21/42	2.813%	3 Month LIBOR	41,328
Morgan Stanley Capital Services LLC	830	3/06/42	2.804%	3 Month LIBOR	33,598

					$76,298

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2014
Bank of America	(0.10)%*	11/05/14	$8,620,572
Bank of America†	0.22%	—	11,389,824
Barclays Capital, Inc.†	0.19%	—	7,987,606
HSBC	0.14%	12/09/14	27,832,090
HSBC	0.15%	11/17/14	21,379,097
JPMorgan Chase	0.14%	1/08/15	8,173,898

			$85,383,087

*	Interest payment due from counterparty.

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2014

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $55,025,812 or 14.7% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2014.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

(e)	Floating Rate Security. Stated interest rate was in effect at October 31, 2014.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CFC – Customer Facility Charge

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value
Investments in securities, at value (cost $455,642,621)	$454,835,033
Affiliated issuers (cost $3,846,482)	3,846,482
Cash	4,155
Due from broker	895,331 (a)
Foreign currencies, at value (cost $154)	245
Receivable for investment securities sold	8,885,837
Interest receivable	1,424,332
Receivable for capital stock sold	1,113,363
Unrealized appreciation on forward currency exchange contracts	160,105
Unrealized appreciation on credit default swaps	97,026
Receivable for variation margin on exchange-traded derivatives	83,584
Unrealized appreciation on interest rate swaps	76,298

Total assets	471,421,791

Liabilities
Payable for reverse repurchase agreements	85,383,087
Payable for investment securities purchased	9,732,308
Unrealized depreciation on inflation swaps	873,645
Payable for capital stock redeemed	288,745
Advisory fee payable	128,090
Distribution fee payable	34,748
Unrealized depreciation on forward currency exchange contracts	26,139
Upfront premium received on credit default swaps	20,100
Administrative fee payable	16,889
Transfer Agent fee payable	6,219
Accrued expenses and other liabilities	143,050

Total liabilities	96,653,020

Net Assets	$374,768,771

Composition of Net Assets
Capital stock, at par	$34,964
Additional paid-in capital	381,983,570
Undistributed net investment income	1,795,374
Accumulated net realized loss on investment and foreign currency transactions	(6,505,950)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(2,539,187)

$374,768,771

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Assets & Liabilities

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$15,859,283	1,472,123	$10.77	*

C	$3,596,447	337,967	$10.64

Advisor	$16,144,373	1,496,013	$10.79

R	$229,681	21,316	$10.78

K	$2,218,782	206,064	$10.77

I	$840,603	78,313	$10.73

1	$288,565,280	26,934,523	$10.71

2	$47,314,322	4,417,801	$10.71

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $11.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income
Interest	$9,784,776
Dividends
Unaffiliated issuers	33,181
Affiliated issuers	5,388
Consent fee income	2,396	$9,825,741

Expenses
Advisory fee (see Note B)	2,079,818
Distribution fee—Class A	62,827
Distribution fee—Class C	44,011
Distribution fee—Class R	1,043
Distribution fee—Class K	4,676
Distribution fee—Class 1	326,244
Transfer agency—Class A	40,140
Transfer agency—Class C	8,834
Transfer agency—Advisor Class	21,439
Transfer agency—Class R	500
Transfer agency—Class K	3,000
Transfer agency—Class I	824
Transfer agency—Class 1	19,369
Transfer agency—Class 2	2,816
Custodian	207,638
Registration fees	96,083
Audit and tax	85,921
Printing	60,106
Administrative	51,054
Legal	39,955
Directors’ fees	6,107
Miscellaneous	20,528

Total expenses before interest expense	3,182,933
Interest expense	100,586

Total expenses	3,283,519
Less: expenses waived and reimbursed by the Adviser (see Note B)	(715,454)

Net expenses		2,568,065

Net investment income		7,257,676

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,802,272)
Futures		(1,028,131)
Swaps		(526,571)
Foreign currency transactions		1,025,281
Net change in unrealized appreciation/depreciation of:
Investments		3,482,495
Futures		(138,881)
Swaps		(1,099,481)
Foreign currency denominated assets and liabilities		158,389

Net loss on investment and foreign currency transactions		(929,171)

Net Increase in Net Assets from Operations		$6,328,505

See notes to financial statements.

38	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014		Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,257,676		$3,471,793
Net realized loss on investment and foreign currency transactions	(3,331,693)		(1,227,759)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,402,522		(17,735,854)

Net increase (decrease) in net assets from operations	6,328,505		(15,491,820)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(324,609)		(128,297)
Class C	(47,997)		(4,178)
Advisor Class	(187,729)		(57,090)
Class R	(2,783)		(683)
Class K	(29,968)		(12,054)
Class I	(52,380)		(3,856)
Class 1	(6,051,926)		(2,543,031)
Class 2	(949,413)		(535,851)
Net realized gain on investment transactions
Class A	– 0	–	(3,042)
Class C	– 0	–	(1,390)
Advisor Class	– 0	–	(905)
Class R	– 0	–	(90)
Class K	– 0	–	(355)
Class I	– 0	–	(45)
Class 1	– 0	–	(33,481)
Class 2	– 0	–	(8,262)
Capital Stock Transactions
Net increase (decrease)	(27,646,661)		147,564,135

Total increase (decrease)	(28,964,961)		128,739,705
Net Assets
Beginning of period	403,733,732		274,994,027

End of period (including undistributed net investment income of $1,795,374 and $1,025,229, respectively)	$374,768,771		$403,733,732

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2014

Cash flows from operating activities
Net increase in net assets from operations		$6,328,505
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$276,823
Increase in receivable for investments sold	(8,606,974)
Net accretion of bond discount and amortization of bond premium	3,683,444
Inflation index adjustment	(6,164,331)
Increase in payable for investments purchased	9,214,818
Decrease in accrued expenses and other liabilities	(5,755)
Decrease in due from broker	184,390
Purchases of long-term investments	(399,597,206)
Purchases of short-term investments	(404,262,989)
Proceeds from disposition of long-term investments	388,020,574
Proceeds from disposition of short-term investments	436,667,195
Proceeds on swaps, net	(810,526)
Payments for exchange-traded derivatives settlements	(2,125,086)
Variation margin received on exchange-traded derivatives	(205,855)
Net realized loss on investment and foreign currency transactions	3,331,693
Net change in unrealized appreciaton/depreciation of investments and foreign currency denominated assets and liabilities	(2,402,522)

Total adjustments		17,197,693

Net increase in cash from operating activities		$23,526,198

Financing Activities:
Redemptions of capital stock, net	(33,558,231)
Decrease in due to custodian	(30,072,307)
Cash dividends paid (net of dividend reinvestments)*	(1,745,194)
Increase in reverse repurchase agreements	40,670,037

Net decrease in cash from financing activities		(24,705,695)
Effect of exchange rate on cash		1,183,670

Net increase in cash		4,173
Net change in cash
Cash at beginning of year		227

Cash at end of year		$4,400

* Reinvestment of dividends	5,901,611
Supplemental disclosure of cash flow information:
Interest expense paid during the year	96,263

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Government Reserves Portfolio, the Tax-Aware Fixed Income Portfolio, the Limited Duration High Income Portfolio, the AllianceBernstein Credit Long/Short Portfolio and the AllianceBernstein High Yield Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. The AllianceBernstein Credit Long/Short Portfolio commenced operations on May 7, 2014. The AllianceBernstein High Yield Portfolio commenced operations July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Bond Inflation Strategy Portfolio (the “Strategy”). The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B shares are not currently being offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43
Notes to Financial Statements

investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$310,744,732		$	– 0	–	$310,744,732
Corporates – Investment Grade		– 0	–	52,602,811			– 0	–	52,602,811
Asset-Backed Securities		– 0	–	31,876,692			2,818,092		34,694,784
Commercial Mortgage-Backed Securities		– 0	–	26,785,466			3,965,975		30,751,441
Corporates – Non-Investment Grade		– 0	–	13,558,256			– 0	–	13,558,256
Governments – Treasuries		– 0	–	3,768,357			– 0	–	3,768,357
Collateralized Mortgage Obligations		– 0	–	– 0	–		3,714,288		3,714,288
Quasi-Sovereigns		– 0	–	3,052,362			– 0	–	3,052,362
Emerging Markets – Corporate Bonds		– 0	–	773,847			– 0	–	773,847
Governments – Sovereign Agencies		– 0	–	707,933			– 0	–	707,933
Governments – Sovereign Bonds		– 0	–	414,604			– 0	–	414,604
Preferred Stocks		51,618		– 0	–		– 0	–	51,618
Short-Term Investments		3,846,482		– 0	–		– 0	–	3,846,482

Total Investments in Securities		3,898,100		444,285,060			10,498,355		458,681,515

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments* :
Assets:
Futures	$83,871		$	– 0	–	$	– 0	–	$83,871	#
Forward Currency Exchange Contracts	– 0	–		160,105			– 0	–	160,105
Centrally Cleared Interest Rate Swaps	– 0	–		278,864			– 0	–	278,864	#
Credit Default Swaps	– 0	–		97,026			– 0	–	97,026
Interest Rate Swaps	– 0	–		76,298			– 0	–	76,298
Liabilities:
Futures	(289,876)			– 0	–		– 0	–	(289,876	)#
Forward Currency Exchange Contracts	– 0	–		(26,139)			– 0	–	(26,139)
Centrally Cleared Credit Default Swaps	– 0	–		(271,246)			– 0	–	(271,246	)#
Centrally Cleared Interest Rate Swaps	– 0	–		(963,786)			– 0	–	(963,786	)#
Inflation (CPI) Swaps	– 0	–		(873,645)			– 0	–	(873,645)

Total+	$3,692,095			$442,762,537			$10,498,355		$456,952,987

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between any levels during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/13	$1,887,711		$2,373,786		$2,328,160
Accrued discounts/(premiums)	3,983		(14,078)		9,680
Realized gain (loss)	(1,523)		319		(43,932)
Change in unrealized appreciation/depreciation	21,926		(32,718)		96,485
Purchases	2,817,203		2,143,220		3,753,602
Sales	(1,911,208)		(504,554)		(2,429,707)
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 10/31/14	$2,818,092		$3,965,975		$3,714,288

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14*	$857		$(26,085)		$(12,527)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Notes to Financial Statements

	Centrally Cleared Interest Rate Swaps			Total
Balance as of 10/31/13		$(41,645)		$6,548,012
Accrued discounts/(premiums)		– 0	–	(415)
Realized gain (loss)		(16,839)		(61,975)
Change in unrealized appreciation/depreciation		41,645		127,338
Purchases		– 0	–	8,714,025
Sales		– 0	–	(4,845,469)
Settlements		16,839		16,839
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 10/31/14	$	– 0	–	$10,498,355

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14*	$	– 0	–	$(37,755)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of October 31, 2014 all Level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy’s) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“Expense Caps”) to .80%, 1.50%, .50%, 1.00%, .75%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Prior to February 1, 2014, the Expense Caps were .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Strategy until January 26, 2013. No repayment was made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or would have exceeded the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2015 and then may be extended for additional one-year terms. For the year ended October 31, 2014, such reimbursement amounted to $715,454.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2014, the reimbursement for such services amounted to $51,054.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $74,080 for the year ended October 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $601 from the sale of Class A shares and received $0 and $319 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2014.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$ 36,251	$404,262	$436,667	$3,846	$5

Brokerage commissions paid on investment transactions for the year ended October 31, 2014 amounted to $5,365, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

Notes to Financial Statements

of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $226,250, $15,717, $17,185 and $9,759 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$90,946,950	$81,662,871
U.S. government securities	308,650,256	295,873,732

Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$460,133,632

Gross unrealized appreciation	$3,199,453
Gross unrealized depreciation	(4,651,570)

Net unrealized depreciation	$(1,452,117)

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2014, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

Notes to Financial Statements

arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2014, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearing house’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Notes to Financial Statements

into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2014, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2014, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

During the year ended October 31, 2014, the Strategy held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

Notes to Financial Statements

any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$362,735	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,253,662	*

Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	271,246	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	160,105		Unrealized depreciation on forward currency exchange contracts	26,139

Interest rate contracts	Unrealized appreciation on interest rate swaps	76,298

Interest rate contracts				Unrealized depreciation on inflation swaps	873,645

Credit contracts	Unrealized appreciation on credit default swaps	97,026

Total		$696,164			$2,424,692

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,028,131)	$(138,881)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(93,504)	162,341

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(265,360)	(1,025,275)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(261,211)	(74,206)

Total		$(1,648,206)	$(1,076,021)

The following table represents the volume of the Strategy’s derivative transactions during the year ended October 31, 2014:

Futures:
Average original value of buy contracts	$22,773,117
Average original value of sale contracts	$27,357,894

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$9,525,964
Average principal amount of sale contracts	$20,310,560

Interest Rate Swaps:
Average notional amount	$6,622,308

Inflation Swaps:
Average notional amount	$75,115,385

Centrally Cleared Interest Rate Swaps:
Average notional amount	$31,264,549	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$4,079,870

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,948,831

(a)	Positions were open for eleven months during the year.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

Notes to Financial Statements

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$60,445	$	– 0	–	$	– 0	–	$	– 0	–		$60,445
Morgan Stanley & Co., LLC**	23,706		– 0	–		– 0	–		– 0	–		23,706

Total	$84,151	$	– 0	–	$	– 0	–	$	– 0	–		$84,151

OTC Derivatives:
Bank of America, NA	$68,659	$	– 0	–	$	– 0	–	$	– 0	–		$68,659
Barclays Bank PLC	1,372		(1,372)			– 0	–		– 0	–		– 0	–
Credit Suisse International	1,079		– 0	–		– 0	–		– 0	–		1,079
Deutsche Bank AG	7,980		– 0	–		– 0	–		– 0	–		7,980
Goldman Sachs Bank USA	67,452		– 0	–		– 0	–		– 0	–		67,452
JPMorgan Chase Bank, NA	27,895		– 0	–		– 0	–		– 0	–		27,895
Morgan Stanley Capital Services LLC	74,926		(74,926)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	63,967		– 0	–		– 0	–		– 0	–		63,967

Total	$313,330		$(76,298)		$	– 0	–	$	– 0	–		$237,032	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$567	$	– 0	–		$(567)		$	– 0	–	$	– 0 –

Total	$567	$	– 0	–		$(567)		$	– 0	–	$	– 0 –

OTC Derivatives:
Barclays Bank PLC	$416,216		$(1,372)		$	– 0	–	$	– 0	–		$414,844
Citibank, NA	97,111		– 0	–		– 0	–		– 0	–		97,111
Morgan Stanley Capital Services LLC	360,318		(74,926)			– 0	–		– 0	–		285,392
State Street Bank & Trust Co.	26,139		– 0	–		– 0	–		– 0	–		26,139

Total	$899,784		$(76,298)		$	– 0	–	$	– 0	–		$823,486	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

2. Currency Transactions

The Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Strategy. For the year ended October 31, 2014, the Strategy had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Strategy may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Strategy is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Strategy in the event of a default. In the event of a default by a MRA counterparty, the Strategy may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2014, the average amount of reverse repurchase agreements outstanding was $84,120,889

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

Notes to Financial Statements

and the daily weighted average interest rate was 0.10%. At October 31, 2014, the Strategy had reverse repurchase agreements outstanding in the amount of $85,383,087 as reported on the statement of assets and liabilities.

The following table presents the Strategy’s RVP liabilities by counterparty net of the related collateral pledged by the Strategy as of October 31, 2014:

Counterparty	RVP Asset Subject to a MRA	Securities Collateral Received†*	Net Amount of RVP Assets
Bank of America	20,010,396	(20,010,396)	– 0	–
Barclays Capital, Inc.	7,987,606	(7,941,361)	46,245
HSBC	49,211,187	(49,005,310)	205,877
JPMorgan Chase	8,173,898	(8,173,898)	– 0	–

Total	$85,383,087	$(85,130,965)	$252,122

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	365,636	1,263,934	$3,958,275	$13,772,700

Shares issued in reinvestment of dividends and distributions	26,770	10,010	291,538	110,149

Shares redeemed	(1,081,920)	(663,623)	(11,685,187)	(7,266,498)

Net increase (decrease)	(689,514)	610,321	$(7,435,374)	$6,616,351

Class C
Shares sold	18,830	144,209	$201,233	$1,619,721

Shares issued in reinvestment of dividends and distributions	3,806	465	41,032	5,058

Shares redeemed	(230,439)	(307,462)	(2,459,540)	(3,375,097)

Net decrease	(207,803)	(162,788)	$(2,217,275)	$(1,750,318)

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Advisor Class
Shares sold	1,013,910	1,559,263	$10,977,539	$17,509,615

Shares issued in reinvestment of dividends and distributions	15,279	4,758	166,616	52,594

Shares redeemed	(269,728)	(1,310,326)	(2,933,678)	(14,820,089)

Net increase	759,461	253,695	$8,210,477	$2,742,120

Class R
Shares sold	3,557	1,376	$38,616	$15,343

Shares issued in reinvestment of dividends and distributions	255	70	2,783	773

Shares redeemed	(1,811)	(29,643)	(19,578)	(317,776)

Net increase (decrease)	2,001	(28,197)	$21,821	$(301,660)

Class K
Shares sold	90,056	77,416	$974,305	$873,308

Shares issued in reinvestment of dividends and distributions	2,755	1,124	29,968	12,408

Shares redeemed	(70,120)	(72,023)	(753,094)	(802,796)

Net increase	22,691	6,517	$251,179	$82,920

Class I
Shares sold	60,929	239,588	$660,107	$2,573,309

Shares issued in reinvestment of dividends and distributions	4,646	345	50,358	3,792

Shares redeemed	(231,495)	(19,252)	(2,489,428)	(205,881)

Net increase (decrease)	(165,920)	220,681	$(1,778,963)	$2,371,220

Class 1
Shares sold	8,046,926	17,308,327	$86,492,452	$192,409,592

Shares issued in reinvestment of dividends and distributions	421,004	176,130	4,555,895	1,935,557

Shares redeemed	(10,830,473)	(5,297,506)	(116,610,335)	(58,483,004)

Net increase (decrease)	(2,362,543)	12,186,951	$(25,561,988)	$135,862,145

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	61

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Class 2
Shares sold	1,144,093	3,262,457	$12,184,729	$36,376,327

Shares issued in reinvestment of dividends and distributions	70,568	40,820	763,421	450,558

Shares redeemed	(1,126,681)	(3,141,138)	(12,084,688)	(34,885,528)

Net increase	87,980	162,139	$863,462	$1,941,357

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Strategy from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Strategy invests in

62	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

municipal securities, the Strategy is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Strategy may experience heavy redemptions that could cause the Strategy to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Strategy’s assets can decline as can the real value of the Strategy’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	63

Notes to Financial Statements

futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$7,646,805		$3,294,124
Net long-term capital gains	– 0	–	38,486

Total taxable distributions paid	$7,646,805		$3,332,610

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,687,001
Accumulated capital and other losses	(6,167,139	)(a)
Unrealized appreciation/(depreciation)	(2,769,625	)(b)

Total accumulated earnings/(deficit)	$(7,249,763)

(a)	At October 31, 2014, the Strategy had a net capital loss carryforward of $6,152,515. As of October 31, 2014, the Strategy had cumulative deferred straddle losses of $14,624.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

64	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Strategy had a net short-term capital loss carryforward of $1,816,311 and a net long-term capital loss carryforward of $4,336,204 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps and clearing fees, reclassifications of paydown gains/losses, and the tax treatment of Treasury inflation-protected securities resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	65

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,								January 26, 2010(a) to October 31, 2010
	2014		2013		2012		2011

Net asset value, beginning of period	$ 10.81		$ 11.36		$ 10.81		$ 10.53		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17		.09		.13		.38		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)		(.57)		.56		.21		.47

Net increase (decrease) in net asset value from operations	.13		(.48)		.69		.59		.61

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.07)		(.14)		(.31)		(.08)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.17)		(.07)		(.14)		(.31)		(.08)

Net asset value, end of period	$ 10.77		$ 10.81		$ 11.36		$ 10.81		$ 10.53

Total Return
Total investment return based on net asset value(e)	1.16%		(4.23)%		6.41%		5.75%		6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,860		$23,358		$17,627		$9,732		$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.81%		.80%		.81%		.78%		.80	%^+
Expenses, before waivers/reimbursements(f)	1.15%		1.18%		1.25%		1.87%		4.63	%^+
Net investment income(c)	1.57%		.80%		1.20%		3.59%		1.76	%^+
Portfolio turnover rate**	77%		93%		32%		38%		34%

See footnote summary on page 74.

66	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,								January 26, 2010(a) to October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.71		$ 11.28		$ 10.78		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07		.00	(d)	.04		.30		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)		(.56)		.56		.22		.48

Net increase (decrease) in net asset value from operations	.06		(.56)		.60		.52		.56

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.01)		(.10)		(.24)		(.06)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.13)		(.01)		(.10)		(.24)		(.06)

Net asset value, end of period	$ 10.64		$ 10.71		$ 11.28		$ 10.78		$ 10.50

Total Return
Total investment return based on net asset value(e)	.50%		(4.98)%		5.61%		5.03%		5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,596		$5,845		$7,991		$6,782		$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.51%		1.51%		1.51%		1.49%		1.50	%^+
Expenses, before waivers/reimbursements(f)	1.86%		1.86%		1.96%		2.84%		4.80	%^+
Net investment income(c)	.70%		.01%		.39%		2.82%		1.12	%^+
Portfolio turnover rate**	77%		93%		32%		38%		34%

See footnote summary on page 74.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,								January 26, 2010(a) to October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.82		$ 11.39		$ 10.83		$ 10.55		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.19		.06		.16		.39		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		(.52)		.56		.24		.47

Net increase (decrease) in net asset value from operations	.16		(.46)		.72		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.11)		(.16)		(.35)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.19)		(.11)		(.16)		(.35)		(.09)

Net asset value, end of period	$ 10.79		$ 10.82		$ 11.39		$ 10.83		$ 10.55

Total Return
Total investment return based on net asset value(e)	1.50%		(4.06)%		6.69%		6.07%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,144		$7,969		$5,499		$2,325		$1,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.52%		.51%		.51%		.49%		.50	%^+
Expenses, before waivers/reimbursements(f)	.86%		.87%		.95%		1.80%		4.50	% ^+
Net investment income(c)	1.77%		.54%		1.52%		3.70%		2.13	%^+
Portfolio turnover rate**	77%		93%		32%		38%		34%

See footnote summary on page 74.

68	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,								January 26, 2010(a) to October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.81		$ 11.34		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14		.06		.11		.43		.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		(.57)		.55		.15		.48

Net increase (decrease) in net asset value from operations	.12		(.51)		.66		.58		.60

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.02)		(.11)		(.29)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.15)		(.02)		(.11)		(.29)		(.10)

Net asset value, end of period	$ 10.78		$ 10.81		$ 11.34		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	1.10%		(4.51)%		6.18%		5.59%		6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$230		$209		$539		$488		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.01%		1.01%		1.01%		.98%		1.00	%^+
Expenses, before waivers/reimbursements(f)	1.40%		1.44%		1.60%		2.16%		5.74	%^+
Net investment income(c)	1.26%		.49%		.98%		4.16%		1.53	%^+
Portfolio turnover rate**	77%		93%		32%		38%		34%

See footnote summary on page 74.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,								January 26, 2010(a) to October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.80		$ 11.35		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17		.09		.13		.28		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		(.57)		.57		.31		.53

Net increase (decrease) in net asset value from operations	.14		(.48)		.70		.59		.62

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.07)		(.14)		(.30)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.17)		(.07)		(.14)		(.30)		(.12)

Net asset value, end of period	$ 10.77		$ 10.80		$ 11.35		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	1.31%		(4.26)%		6.51%		5.75%		6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,219		$1,981		$2,007		$566		$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.76%		.76%		.77%		.75%		.75	%^+
Expenses, before waivers/reimbursements(f)	1.07%		1.12%		1.27%		2.39%		3.53	%^+
Net investment income(c)	1.57%		.80%		1.19%		2.76%		1.12	%^+
Portfolio turnover rate**	77%		93%		32%		38%		34%

See footnote summary on page 74.

70	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,								January 26, 2010(a) to October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.77		$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.22		.10		.18		.27		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)		(.55)		.53		.36		.48

Net increase (decrease) in net asset value from operations	.16		(.45)		.71		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.11)		(.16)		(.36)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.20)		(.11)		(.16)		(.36)		(.13)

Net asset value, end of period	$ 10.73		$ 10.77		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	1.52%		(4.00)%		6.65%		6.11%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$841		$2,631		$267		$76		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.51%		.50%		.52%		.50%		.49	%^+
Expenses, before waivers/reimbursements(f)	.69%		.83%		.95%		1.91%		5.19	%^+
Net investment income(c)	2.06%		1.10%		1.54%		3.67%		2.03	%^+
Portfolio turnover rate**	77%		93%		32%		38%		34%

See footnote summary on page 74.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,								January 26, 2010(a) to October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.76		$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.19		.12		.16		.34		.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)		(.58)		.55		.28		.48

Net increase (decrease) in net asset value from operations	.15		(.46)		.71		.62		.63

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.11)		(.16)		(.35)		(.11)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.20)		(.11)		(.16)		(.35)		(.12)

Net asset value, end of period	$ 10.71		$ 10.76		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	1.38%		(4.08)%		6.63%		6.01%		6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$288,565		$315,187		$193,864		$105,201		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.61%		.60%		.61%		.58%		.58	%^+
Expenses, before waivers/reimbursements(f)	.77%		.81%		.96%		1.20%		5.29	%^+
Net investment income(c)	1.75%		1.05%		1.41%		3.24%		1.93	%^+
Portfolio turnover rate**	77%		93%		32%		38%		34%

See footnote summary on page 74.

72	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,								January 26, 2010(a) to October 31,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.75		$ 11.33		$ 10.77		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.20		.12		.14		.39		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)		(.58)		.59		.23		.48

Net increase (decrease) in net asset value from operations	.17		(.46)		.73		.62		.64

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.12)		(.17)		(.36)		(.12)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.21)		(.12)		(.17)		(.36)		(.13)

Net asset value, end of period	$ 10.71		$ 10.75		$ 11.33		$ 10.77		$ 10.51

Total Return
Total investment return based on net asset value(e)	1.55%		(4.06)%		6.80%		6.01%		6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,314		$46,554		$47,200		$16,550		$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.51%		.51%		.51%		.49%		.49	%^+
Expenses, before waivers/reimbursements(f)	.67%		.71%		.86%		1.84%		5.18	%^+
Net investment income(c)	1.87%		1.05%		1.36%		3.73%		2.05	%^+
Portfolio turnover rate**.	77%		93%		32%		38%		34%

See footnote summary on page 74.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	73

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

					January 26, 2010(a) to October 31, 2010
	Year Ended October 31,
	2014	2013	2012	2011

Class A
Net of waivers/reimbursements	.79%	.75%	.75%	.75%	.75	%^+
Before waivers/reimbursements	1.13%	1.12%	1.18%	1.83%	4.58	%^+
Class C
Net of waivers/reimbursements	1.48%	1.45%	1.45%	1.45%	1.45	%^+
Before waivers/reimbursements	1.84%	1.81%	1.90%	2.80%	4.75	%^+
Advisor Class
Net of waivers/reimbursements	.49%	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.84%	.82%	.89%	1.76%	4.44	%^+
Class R
Net of waivers/reimbursements	.99%	.95%	.95%	.95%	.95	%^+
Before waivers/reimbursements	1.38%	1.39%	1.54%	2.13%	5.69	%^+
Class K
Net of waivers/reimbursements	.74%	.70%	.70%	.70%	.70	%^+
Before waivers/reimbursements	1.05%	1.06%	1.21%	2.34%	3.48	%^+
Class I
Net of waivers/reimbursements	.49%	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.67%	.78%	.89%	1.86%	5.16	%^+
Class 1
Net of waivers/reimbursements	.59%	.55%	.55%	.55%	.55	%^+
Before waivers/reimbursements	.74%	.76%	.89%	1.18%	5.25	%^+
Class 2
Net of waivers/reimbursements	.49%	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.64%	.66%	.80%	1.80%	5.13	%^+

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Strategy accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

74	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and Shareholders of the AllianceBernstein Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Bond Inflation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of October 31, 2014, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the four years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Bond Inflation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 26, 2014

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	75

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2014.

For foreign shareholders, 73.99% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

76	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2) , Vice President

Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	77

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

78	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ++ Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ++ 72 (1998)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	79

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ++ 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ++ 82 (1998)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

80	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ++ 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ++ 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	81

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ++ 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

Earl D. Weiner, ++ 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

82	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	83

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Rajen B. Jadav 39	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Shawn E. Keegan 43	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Douglas J. Peebles 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Greg J. Wilensky 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

84	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	85

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Net Assets 9/30/14 ($MM)	Advisory Fee Based on % of Average Daily Net Assets
Bond Inflation Strategy	High Income	$417.7	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40 % on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2013, the Adviser received $43,312 (0.012% of the Strategy’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.

86	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]	Fiscal Year End
Bond Inflation Strategy[7],[8]	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.50% 0.80% 1.50% 1.00% 0.75% 0.50% 0.60% 0.50%	0.81% 1.10% 1.81% 1.34% 1.05% 0.66% 0.72% 0.62%	October 31 (ratio as of April 30, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net

6	Annualized.

7	The Strategy’s expense ratios exclude interest expense of 0.02% for Advisor Class, Class A, Class C, Class I, Class Z, Class 1 and Class 2 shares, and 0.01% for Class K shares.

8	Prior to February 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 0.45%, 0.75%, 1.45%, 0.95%, 0.70%, 0.45%, 0.55% and 0.45% of daily average net assets for Advisor Class, Class A, Class C, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	87

redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2014 net assets.10

Strategy	Net Assets 09/30/14 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$417.7	TIPS Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum Account Size: $25m	0.222%	0.500%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.11

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

88	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)12 and the Strategy’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Bond Inflation Strategy	0.500	0.475	6/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy. Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective January 31, 2014.

Strategy	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Inflation Strategy	0.750	0.819	3/10	0.805	5/22
Pro-forma	0.800	0.819	4/10	0.805	10/22

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	89

Based on this analysis, considering pro-forma information where available, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $3,214, $402,457 and $1,123 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2013, ABI paid approximately 0.05%

16	As a result of discussions between the Board and the Adviser, ABI is planning to phase into reductions of the Strategy’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

90	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $24,863 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	91

two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance return and rankings of the Strategy20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2014.22

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	3.16	3.45	3.09	7/10	14/28
3 year	1.45	1.50	1.46	6/9	14/26

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

21	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

92	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)23 versus its benchmark.24 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2014 Annualized Performance
			Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)		Volatility (%)	Sharpe (%)
Bond Inflation Strategy	3.16	1.45	3.64	3.97	0.36	3
Barclays Capital 1-10yr TIPS Index	2.39	1.26	3.39	3.55	0.35	3
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

23	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

24	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2014.

25	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	93

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

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Select US Equity Portfolio

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

94	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	95

NOTES

96	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	97

NOTES

98	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	99

NOTES

100	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0151-1014

ANNUAL REPORT

AllianceBernstein

Credit Long/Short Portfolio

October 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 12, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Credit Long/Short Portfolio (the “Fund”) for the annual reporting period ended October 31, 2014. The Fund commenced operations on May 7, 2014.

Investment Objectives and Policies

The Fund’s investment objective is to seek absolute return over a full market cycle. At least 80% of the Fund’s net assets will under normal circumstances be invested in long and short positions in credit-related instruments. For purposes of this 80% requirement, credit-related instruments will include any type of fixed-income security, such as corporate bonds, convertible fixed-income securities, preferred stocks, U.S. government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities, and loan participations. It is expected that a substantial portion of the Fund’s long and short positions will relate to fixed-income securities rated below investment grade (commonly known as “junk bonds”).

In selecting securities for purchase or sale by the Fund and securities for the Fund to take short positions in, AllianceBernstein L.P. (the “Adviser”) will attempt to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser will combine quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

Under normal market conditions, the net exposure of the Fund (long exposure minus short exposure) will range between 150% and -150%. For example, the Fund may hold long positions in fixed-income securities with a value equal to 95% of its net assets and hold short positions equal to 75% of its net assets, resulting in 20% net long exposure. The Fund may also take long and short positions in equity securities.

Short positions may be effectuated through derivative instruments or through conventional short sales. When the Fund sells securities short, it sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. The Adviser expects that the Fund’s long positions will be effectuated both through derivatives and actual purchases of fixed-income securities. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term, and expects to maintain a weighted average duration of between -3 and 6 years. The Fund would have a negative duration when the Adviser expects the value of the Fund’s assets to increase as interest rates rise.

While the Fund’s investments will be focused on U.S. dollar-denominated securities, the Fund may invest to a

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	1

lesser extent in securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities denominated in that currency.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives to hedge foreign currency exposure.

The Fund may borrow money and enter into transactions such as reverse repurchase agreements that are similar to borrowings (in addition to the borrowing of securities inherent in short sale transactions) for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Fund will at times be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. Treasury Bill Index, for the period since the Fund’s inception through October 31, 2014.

Since inception, all share classes of the Fund outperformed the benchmark. The outperformance was primarily driven by security selection as single name longs generally outperformed single name shorts; the Fund held a number of financial sector bonds, both senior and subordinated issues. The Fund’s employment of capital structure arbitrage (going long one security in a company’s capital structure while at the same time going short another security in the same company’s capital structure) and relative value pair trades (matching a long position with a short position in a pair of highly correlated instruments such as two bonds) added to performance.

During the reporting period, the Fund utilized derivatives including Treasury futures, written options and total return swaps for hedging and investment purposes, and interest rate swaps for hedging purposes, which detracted from performance; currency forwards and purchased options were utilized for hedging and investment purposes, which had an immaterial impact; and credit default swaps for hedging and investment purposes contributed to performance.

2	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Market Review and Investment Strategy

Global credit markets were somewhat volatile during the reporting period. In June, yields hit all-time lows for U.S. high yield assets, followed by periods of selloff and recovery from August through October. In general, spreads widened over the period. Energy-related names particularly sold off during the period due to falling oil prices.

The Fund’s Investment Policy Team (the “Team”) focused on single-name relative value between long and short credit positions, by taking long positions on securities considered undervalued and short positions on securities considered overvalued. The Fund maintained long positions in a variety of undervalued credit sectors, including subordinated financials and investment-grade emerging-market debt. Short positions included speculative grade energy bonds. The Team began the period with very little net exposure to the market, and opportunistically increased exposure during periods of market stress, exiting the period with modest market exposure to the global credit market.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® 3-Month U.S. Treasury Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month U.S. Treasury Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. A fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
Since Inception*
AllianceBernstein Credit Long/Short Portfolio
Class A	0.57%

Class C	0.21%

Advisor Class†	0.70%

BofA ML 3-Month U.S. Treasury Bill Index	0.02%

*    Inception date: 5/7/2014.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 5/7/14* TO 10/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Credit Long/Short Portfolio Class A shares (from 5/7/14 to 10/31/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 5/7/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			7.46%
Since Inception†	0.57%	-3.67%

Class C Shares			1.12%
Since Inception†	0.21%	-0.79%

Advisor Class Shares‡			3.94%
Since Inception†	0.70%	0.70%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.76%, 2.53% and 1.51% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 1.35%, 2.10% and 1.10% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before June 19, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2014.

†	Inception date: 5/7/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception†	-4.54%

Class C Shares
Since Inception†	-1.68%

Advisor Class Shares‡
Since Inception†	-0.30%

†	Inception date: 5/7/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 7, 2014+	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.70	$17.41	3.56%
Hypothetical**	$1,000	$1,007.02	$17.42	3.56%
Class C
Actual	$1,000	$1,002.10	$20.41	4.18%
Hypothetical**	$1,000	$1,004.00	$20.43	4.18%
Advisor Class
Actual	$1,000	$1,007.00	$13.65	2.79%
Hypothetical**	$1,000	$1,010.78	$13.68	2.79%
+	Commencement of operations.

*	Expenses are equal to the Strategy’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 177/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $21.0

SECTOR BREAKDOWN*

	Long	Short

Bank Loans	2.2%	—%
Collateralized Mortgage Obligations	3.3	—
Common Stocks	5.4	—
Corporates – Investment Grade	6.1	-6.4
Corporates – Non-Investment Grade	57.9	-27.2
Emerging Markets – Corporate Bonds	3.1	—
Emerging Markets – Sovereigns	0.4	—
Governments – Treasuries	0.4	—
Options Purchased – Calls	0.3	—
Options Purchased – Puts	0.3	—
Preferred Stocks	3.8	—
Quasi-Sovereigns	2.7	-2.9

NET COUNTRY EXPOSURE (TOP THREE)*

Long

United States	31.9%
United Kingdom	4.7
Brazil	2.7

Short

Italy	-1.7%
Germany	-1.0
Spain	-0.8

TEN LARGEST HOLDINGS*

Long

Company

Petroleos de Venezuela SA	2.7%
Ally Financial, Inc.	1.9
Lloyds Bank PLC	1.9
Laureate Education, Inc.	1.9
GMAC Capital Trust I	1.8
Yamana Gold, Inc.	1.5
T-Mobile USA, Inc.	1.5
Athlon Holdings LP/Athlon Finance Corp.	1.4
Calpine Corp.	1.4
Wind Acquisition Finance SA	1.4

Short

Company

Petroleos de Venezuela SA	-2.9%
Intesa Sanpaolo SpA	-2.1
Glencore Funding LLC	-1.9
Ally Financial, Inc.	-1.9
SandRidge Energy, Inc.	-1.7
Barrick Gold Corp.	-1.4
Huntsman International LLC	-1.2
INEOS Group Holdings SA	-1.2
Chrysler Group LLC / CG Co-Issuer, Inc.	-1.1
RWE AG	-1.0

*	Holdings are expressed as a percentage of total net assets and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio Summary, Net Country Exposure (Top Three) and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

October 31, 2014

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 58.0%
Industrial – 42.1%
Basic – 3.7%
ArcelorMittal 7.25%, 3/01/41	U.S.$	196	$202,370
Cliffs Natural Resources, Inc. 6.25%, 10/01/40		148	109,520
FMG Resources August 206 Pty Ltd. 8.25%, 11/01/19(a)		91	94,413
Lundin Mining Corp. 7.875%, 11/01/22(a)		100	104,000
Molycorp, Inc. 10.00%, 6/01/20		78	55,770
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		200	207,020

			773,093

Capital Goods – 1.4%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(a)		97	96,758
Bombardier, Inc. 7.45%, 5/01/34(a)		100	102,500
United Rentals North America, Inc. 8.25%, 2/01/21		100	109,000

			308,258

Communications - Media – 5.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 1/15/24		58	59,377
Gannett Co., Inc. 4.875%, 9/15/21(a)		32	32,240
5.50%, 9/15/24(a)		20	20,650
iHeartCommunications, Inc. 6.875%, 6/15/18		104	94,380
9.00%, 9/15/22(a)		50	50,250
Intelsat Jackson Holdings SA 5.50%, 8/01/23		220	220,550
Sirius XM Radio, Inc. 6.00%, 7/15/24(a)		196	204,330
Virgin Media Finance PLC 6.00%, 10/15/24(a)		200	208,000
Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	145	196,698

			1,086,475

Communications - Telecommunications – 6.3%
Altice SA 7.75%, 5/15/22(a)	U.S.$	200	210,000

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CenturyLink, Inc. Series U 7.65%, 3/15/42	U.S.$	102	$101,745
Frontier Communications Corp. 7.875%, 1/15/27		99	102,960
Sprint Capital Corp. 8.75%, 3/15/32		180	201,150
T-Mobile USA, Inc. 6.375%, 3/01/25		300	308,250
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		300	293,250
Windstream Corp. 6.375%, 8/01/23		101	101,757

			1,319,112

Consumer Cyclical - Automotive – 1.8%
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		190	196,650
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)	EUR	138	182,363

			379,013

Consumer Cyclical - Other – 0.5%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22(a)	U.S.$	110	102,300

Consumer Cyclical - Retailers – 2.0%
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	112	172,000
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	120	124,800
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)		87	90,154
Neiman Marcus Group Ltd. LLC 8.75%, (8.75% Cash or 9.50% PIK), 10/15/21(a)(b)		27	28,890

			415,844

Consumer Non-Cyclical – 4.9%
Amsurg Corp. 5.625%, 7/15/22(a)		74	76,673
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		96	103,440
HCA, Inc. 4.25%, 10/15/19		126	128,047
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		100	105,500
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.125% PIK), 10/15/17(a)(b)		149	152,539

12	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)	U.S.$	97	$101,486
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.75%, 8/15/19		37	37,555
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(a)		90	98,100
Sun Products Corp. (The) 7.75%, 3/15/21(a)		48	35,520
Tenet Healthcare Corp.
6.25%, 11/01/18		91	98,849
6.875%, 11/15/31		100	98,000

			1,035,709

Energy – 10.6%
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21		275	301,125
EXCO Resources, Inc. 8.50%, 4/15/22		220	191,400
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22(a)		200	198,000
Halcon Resources Corp. 9.75%, 7/15/20		105	87,609
Jupiter Resources, Inc. 8.50%, 10/01/22(a)		95	83,838
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		193	177,560
Offshore Group Investment Ltd. 7.125%, 4/01/23		250	206,250
Pacific Drilling SA 5.375%, 6/01/20(a)		220	196,762
Paragon Offshore PLC 7.25%, 8/15/24(a)		149	113,985
Regency Energy Partners LP/Regency Energy Finance Corp. 5.00%, 10/01/22		85	86,700
Sabine Pass Liquefaction LLC 5.75%, 5/15/24(a)		200	206,750
Southern Star Central Corp. 5.125%, 7/15/22(a)		200	203,000
Tervita Corp. 10.875%, 2/15/18(a)		91	82,810
Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)		100	87,500

			2,223,289

Other Industrial – 2.2%
General Cable Corp. 4.50%, 11/15/29(c)		85	56,153
Laureate Education, Inc. 9.75%, 9/01/19(a)		390	401,700

			457,853

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.2%
IHS, Inc. 5.00%, 11/01/22(a)	U.S.$	55	$55,825

Technology – 3.3%
Avaya, Inc. 10.50%, 3/01/21(a)		112	98,140
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		100	95,750
Brightstar Corp. 7.25%, 8/01/18(a)		90	96,750
Denali Borrower LLC/Denali Finance Corp. 5.625%, 10/15/20(a)		194	205,761
Numericable Group SA 6.00%, 5/15/22(a)		200	204,500

			700,901

			8,857,672

Financial Institutions – 11.1%
Banking – 8.3%
ABN AMRO Bank NV 4.31%, 3/10/16(d)	EUR	71	90,086
Ally Financial, Inc. 8.00%, 12/31/18	U.S.$	350	406,000
Banco Espirito Santo SA 2.625%, 5/08/17(a)	EUR	100	113,034
Bank of America Corp. Series Z 6.50%, 10/23/24(d)	U.S.$	200	205,500
Barclays Bank PLC 4.875%, 12/15/14(a)(d)	EUR	40	48,748
6.86%, 6/15/32(a)(d)	U.S.$	73	80,848
BNP Paribas SA 5.186%, 6/29/15(a)(d)		97	97,970
Credit Suisse Group AG 7.50%, 12/11/23(a)(d)		200	213,000
Danske Bank A/S Series E 5.684%, 2/15/17(d)	GBP	56	92,047
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)	U.S.$	85	97,146
Societe Generale SA 7.875%, 12/18/23(a)(d)		200	200,000
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(d)		94	97,694

			1,742,073

Brokerage – 1.0%
GFI Group, Inc. 10.375%, 7/19/18(e)		180	213,525

14	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 1.8%
Enova International, Inc. 9.75%, 6/01/21(a)	U.S.$	96	$97,680
International Lease Finance Corp. 8.25%, 12/15/20		156	187,200
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		94	91,650

			376,530

			2,332,128

Utility – 4.1%
Electric – 4.1%
Calpine Corp.
5.75%, 1/15/25		200	202,500
7.875%, 1/15/23(a)		85	94,138
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
7.375%, 11/01/22(a)		115	121,612
7.625%, 11/01/24(a)		75	79,500
GenOn Energy, Inc. 7.875%, 6/15/17		97	98,212
NRG Energy, Inc.
6.25%, 5/01/24(a)		21	21,683
6.25%, 7/15/22		23	24,035
6.625%, 3/15/23		42	44,310
RJS Power Holdings LLC 5.125%, 7/15/19(a)		171	170,145

			856,135

Non Corporate Sectors – 0.7%
Agencies - Not Government Guaranteed – 0.7%
CITGO Petroleum Corp. 6.25%, 8/15/22(a)		132	134,310

Total Corporates – Non-Investment Grade (cost $12,409,908)			12,180,245

CORPORATES - INVESTMENT GRADE – 6.1%
Industrial – 2.5%
Capital Goods – 1.5%
Yamana Gold, Inc. 4.95%, 7/15/24(a)		324	316,899

Technology – 1.0%
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		200	203,356

			520,255

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 2.4%
Banking – 1.9%
Lloyds Bank PLC 6.50%, 9/14/20(a)	U.S.$	350	$404,790

Finance – 0.5%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		100	102,250

			507,040

Non Corporate Sectors – 1.2%
ABS - Other – 1.2%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(a)		250	260,000

Total Corporates – Investment Grade (cost $1,289,074)			1,287,295

		Shares
COMMON STOCKS – 5.4%
ADT Corp. (The)		1,290	46,234
Beazer Homes USA, Inc.(f)		3,490	62,576
BlackRock Debt Strategies Fund, Inc.		66,300	252,603
Community Health Systems, Inc.(f)		520	28,584
DISH Network Corp. – Class A(f)		800	50,920
eDreams ODIGEO SL		5,380	12,550
General Motors Co.		1,700	53,380
Goodyear Tire & Rubber Co. (The)		3,030	73,417
LyondellBasell Industries NV – Class A		660	60,476
Nortek, Inc.(f)		590	49,135
Orbitz Worldwide, Inc.(f)		8,450	69,881
Peabody Energy Corp.		1,450	15,124
Quicksilver Resources, Inc.(f)		2,600	1,421
Salix Pharmaceuticals Ltd.(f)		150	21,578
Townsquare Media, Inc. – Class A(f)		5,320	67,085
Triangle Petroleum Corp.(f)		3,670	28,442
Western Asset High Yield Defined Opportunity Fund, Inc.		14,900	248,532

Total Common Stocks (cost $1,157,754)			1,141,938

PREFERRED STOCKS – 3.8%
Financial Institutions – 3.3%
Banking – 2.3%
GMAC Capital Trust I 8.125%		14,500	387,585
Goldman Sachs Group, Inc. (The) Series J 5.50%		3,925	93,925

			481,510

16	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

REITS – 1.0%
Public Storage Series W 5.20%		4,550	$104,559
Vornado Realty Trust Series K 5.70%		4,250	104,508

			209,067

			690,577

Industrial – 0.5%
Basic – 0.3%
ArcelorMittal 6.00%		2,920	59,860

Consumer Cyclical - Other – 0.2%
Hovnanian Enterprises, Inc. 7.625%		3,625	55,136

			114,996

Total Preferred Stocks (cost $814,809)			805,573

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 3.3%
Non-Agency Fixed Rate – 2.1%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36	U.S.$	99	95,010
CHL Mortgage Pass-Through Trust Series 2006-9, Class A11 6.00%, 5/25/36		100	92,392
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		51	45,605
Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2 6.25%, 7/25/47		101	76,217
Wells Fargo Mortgage Backed Securities Series 2007-2, Class 1A18 5.75%, 3/25/37		94	90,426
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A7 6.00%, 7/25/37		43	42,546

			442,196

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GSE Risk Share Floating Rate – 1.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.402%, 11/25/23(g)	U.S.$	250	$257,706

Total Collateralized Mortgage Obligations (cost $715,685)			699,902

EMERGING MARKETS – CORPORATE BONDS – 3.1%
Industrial – 3.1%
Basic – 1.1%
Sappi Papier Holding GmbH 7.75%, 7/15/17(a)		200	215,000

Capital Goods – 1.0%
Cemex SAB de CV 6.50%, 12/10/19(a)		200	214,250

Consumer Non-Cyclical – 1.0%
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		200	210,500

Total Emerging Markets – Corporate Bonds (cost $635,310)			639,750

QUASI-SOVEREIGNS – 2.7%
Quasi-Sovereign Bonds – 2.7%
Venezuela – 2.7%
Petroleos de Venezuela SA 6.00%, 5/16/24(a)		800	410,000
9.00%, 11/17/21(a)		235	148,931

Total Quasi-Sovereigns (cost $596,659)			558,931

BANK LOANS – 2.2%
Industrial – 2.2%
Basic – 0.9%
Arysta LifeScience SPC LLC 4.50%, 5/29/20(g)		99	99,030
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(g)		99	96,976

			196,006

Communications - Media – 0.5%
TWCC Holding Corp. 7.00%, 6/26/20(g)		100	97,958

18	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.3%
TI Group Automotive Systems LLC 4.25%, 7/02/21(g)	U.S.$	74	$73,673

Other Industrial – 0.5%
Orbitz Worldwide, Inc. 4.50%, 4/15/21(g)		100	98,777

Total Bank Loans (cost $473,735)			466,414

GOVERNMENTS - TREASURIES – 0.4%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $101,071)	BRL	233	90,068

EMERGING MARKETS - SOVEREIGNS – 0.4%
Argentina – 0.2%
Argentina Bonos 7.00%, 10/03/15	U.S.$	51	47,784

Venezuela – 0.2%
Venezuela Government International Bond 9.25%, 9/15/27		60	39,900

Total Emerging Markets – Sovereigns (cost $103,234)			87,684

		Contracts
OPTIONS PURCHASED - CALLS – 0.3%
Options on Funds and Investment Trusts – 0.2%
iShares iBoxx High Yield Corporate Bond ETF Expiration: Nov 2014, Exercise Price: $ 93.00(f)(h)		239	8,365
iShares iBoxx High Yield Corporate Bond ETF Expiration: Dec 2014, Exercise Price: $ 92.00(f)(h)		57	5,985
iShares iBoxx High Yield Corporate Bond ETF Expiration: Dec 2014, Exercise Price: $ 93.00(f)(h)		103	5,665
iShares Russell 2000 ETF Expiration: Nov 2014, Exercise Price: $ 117.00(f)(h)		129	21,478
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 198.00(f)(h)		23	11,063
SPDR S&P Oil & Gas Exploration Expiration: Dec 2014, Exercise Price: $ 69.00(f)(h)		78	2,769

			55,325

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	19

Portfolio of Investments

	Notional Amount (000)	U.S. $ Value

Swaptions – 0.1%
CDX-NAHY.22 Goldman Sachs & Co. (Sell Protection) Expiration: Nov 2014, Exercise Rate: 1.08%(f)	1,050	$2,430
CDX-NAHY.22 Morgan Stanley Capital Services LLC (Sell Protection) Expiration: Dec 2014, Exercise Rate: 1.08%(f)	2,050	8,443

		10,873

	Contracts
Options on Equities – 0.0%
ORBITZ Worldwide, Inc. Expiration: Nov 2014, Exercise Price: $ 10.00(f)(h)	103	1,803

Total Options Purchased – Calls (premiums paid $52,016)		68,001

OPTIONS PURCHASED - PUTS – 0.3%
Options on Equities – 0.1%
Best of SPY TLT Expiration: Dec 2014, Exercise Price: $ 100.00(f)(h)	580	183
Cliffs Natural Resources, Inc. Expiration: Apr 2015, Exercise Price: $ 6.00(f)(h)	132	7,194
Peabody Energy Corp. Expiration: Dec 2014, Exercise Price: $ 18.00(f)(h)	29	22,547

		29,924

	Notional Amount (000)
Swaptions – 0.1%
CDX NAHY.23 Goldman Sachs & Co. (Buy Protection) Expiration: Dec 2014, Exercise Rate: 103%(f)	1,780	6,182
CDX NAHY.23 Bank of America (Buy Protection) Expiration: Nov 2014, Exercise Rate: 104%(f)	1,700	1,933
CDX NAHY.23 Bank of America (Buy Protection) Expiration: Nov 2014, Exercise Rate: 106%(f)	1,700	6,306
IRS Swaption, JPMorgan Chase Bank, NA Expiration: May 2015, Pay 3.06%, Receive 3-month LIBOR (BBA)(f)	410	3,111
IRS Swaption, JPMorgan Chase Bank, NA Expiration: May 2015, Pay 3.31%, Receive 3-month LIBOR (BBA)(f)	450	1,644

		19,176

20	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Contracts	U.S. $ Value

Options on Funds and Investment Trusts – 0.1%
iShares iBoxx High Yield Corporate Bond ETF Expiration: Nov 2014, Exercise Price: $ 90.00(f)(h)		149	$4,470
iShares US Preferred Stock ETF Expiration: Dec 2014, Exercise Price: $ 38.00(f)(h)		83	1,038
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 180.00(f)(h)		103	1,081
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 184.00(f)(h)		17	272
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 185.00(f)(h)		51	918
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 193.00(f)(h)		32	1,744

			9,523

Total Options Purchased – Puts (premiums paid $109,696)			58,623

		Shares
WARRANTS – 0.0%
Peugeot SA, expiring 4/29/17(f) (cost $10,259)		4,500	6,823

SHORT-TERM INVESTMENTS – 9.7%
Investment Companies – 9.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(i)(j) (cost $2,037,924)		2,037,924	2,037,924

Total Investments Before Securities Sold Short – 95.7% (cost $20,507,134)			20,129,171

		Principal Amount (000)
SECURITIES SOLD SHORT – (36.5)%
CORPORATES - NON-INVESTMENT GRADE – (27.2)%
Industrial – (21.4)%
Basic – (4.3)%
Chemtura Corp. 5.75%, 7/15/21	U.S.$	(200)	(199,500)
Huntsman International LLC 5.125%, 4/15/21	EUR	(200)	(261,076)
INEOS Group Holdings SA 5.75%, 2/15/19(a)		(200)	(249,482)
Rayonier AM Products, Inc. 5.50%, 6/01/24(a)	U.S.$	(200)	(189,000)

			(899,058)

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – (2.0)%
Clean Harbors, Inc. 5.125%, 6/01/21	U.S.$	(198)	$(201,465)
United Rentals North America, Inc. 5.75%, 11/15/24		(200)	(209,750)

			(411,215)

Communications - Media – (1.0)%
Lamar Media Corp. 5.875%, 2/01/22		(200)	(211,000)

Communications - Telecommunications – (0.5)%
T-Mobile USA, Inc. 6.50%, 1/15/24		(100)	(104,750)

Consumer Cyclical - Automotive – (4.0)%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, 6/15/21		(200)	(223,500)
Gestamp Funding Luxembourg SA 5.875%, 5/31/20(a)	EUR	(134)	(176,696)
Jaguar Land Rover Automotive PLC 5.625%, 2/01/23(a)	U.S.$	(192)	(199,680)
Lear Corp. 5.375%, 3/15/24		(195)	(199,875)
Navistar International Corp. 8.25%, 11/01/21		(48)	(49,344)

			(849,095)

Consumer Cyclical - Retailers – (0.9)%
Rent-A-Center, Inc. 6.625%, 11/15/20		(200)	(193,000)

Consumer Non-Cyclical – (1.6)%
HCA, Inc. 5.875%, 5/01/23		(197)	(211,775)
Unilabs Subholding AB 8.50%, 7/15/18(a)	EUR	(100)	(125,503)

			(337,278)

Energy – (4.3)%
Energy XXI Gulf Coast, Inc. 7.50%, 12/15/21	U.S.$	(200)	(166,000)
Halcon Resources Corp. 8.875%, 5/15/21		(38)	(31,160)
Hercules Offshore, Inc. 8.75%, 7/15/21(a)		(125)	(80,000)
Oasis Petroleum, Inc. 6.875%, 3/15/22		(92)	(95,680)
SandRidge Energy, Inc. 7.50%, 3/15/21-2/15/23		(388)	(348,200)
Swift Energy Co. 7.875%, 3/01/22		(200)	(180,500)

			(901,540)

22	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – (1.9)%
ADT Corp. (The) 4.125%, 6/15/23	U.S.$	(220)	$(202,400)
Realogy Group LLC/Realogy Co-Issuer Corp. 4.50%, 4/15/19(a)		(200)	(200,500)

			(402,900)

Technology – (0.9)%
Freescale Semiconductor, Inc. 5.00%, 5/15/21(a)		(198)	(195,030)

			(4,504,866)

Financial Institutions – (4.8)%
Banking – (2.9)%
Ally Financial, Inc. 3.50%, 1/27/19		(400)	(403,000)
UniCredit SpA 8.00%, 6/03/24(a)(d)		(200)	(200,500)

			(603,500)

Finance – (1.9)%
CIT Group, Inc. 5.00%, 8/01/23		(200)	(208,750)
iStar Financial, Inc. 5.00%, 7/01/19		(200)	(199,000)

			(407,750)

			(1,011,250)

Utility – (1.0)%
Electric – (1.0)%
Calpine Corp. 6.00%, 1/15/22(a)		(189)	(203,648)

Total Corporates – Non-Investment Grade (proceeds $5,899,296)			(5,719,764)

CORPORATES - INVESTMENT GRADE – (6.4)%
Industrial – (3.3)%
Basic – (3.3)%
Barrick Gold Corp. 4.10%, 5/01/23		(300)	(289,966)
Glencore Funding LLC 4.625%, 4/29/24(a)		(400)	(404,000)

			(693,966)

Financial Institutions – (2.1)%
Banking – (2.1)%
Intesa Sanpaolo SpA 4.00%, 10/30/23(a)	EUR	(300)	(442,016)

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – (1.0)%
Electric – (1.0)%
RWE AG 7.00%, 10/12/72(a)	U.S.$	(200)	$(217,000)

Total Corporates – Investment Grade (proceeds $1,375,113)			(1,352,982)

QUASI-SOVEREIGNS – (2.9)%
Quasi-Sovereign Bonds – (2.9)%
Venezuela – (2.9)%
Petroleos de Venezuela SA
5.375%, 4/12/27(a)		(600)	(285,000)
12.75%, 2/17/22(a)		(400)	(317,500)

Total Quasi-Sovereigns (proceeds $681,929)			(602,500)

Total Securities Sold Short (proceeds $7,956,338)			(7,675,246)

Total Investments, Net of Securities Sold Short – 59.2% (cost $12,550,796)			12,453,925
Other assets less liabilities – 40.8%			8,566,449

Net Assets – 100.0%			$21,020,374

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	3	December 2014	$120,470	$116,581	$(3,889)
U.S. T-Note 5 Yr (CBT) Futures	15	December 2014	1,777,288	1,791,445	14,157

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	22	December 2014	2,755,811	2,779,906	(24,095)

					$(13,827)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	1,102	EUR	866	12/15/14	$(15,649)
Credit Suisse International	EUR	12	USD	15	1/22/15	242
State Street Bank & Trust Co.	USD	163	GBP	102	11/14/14	46

24	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	10	USD	13	11/21/14	$208
State Street Bank & Trust Co.	USD	51	EUR	41	11/21/14	(534)
State Street Bank & Trust Co.	EUR	34	USD	44	12/15/14	1,422
State Street Bank & Trust Co.	EUR	17	USD	22	12/15/14	(16)
State Street Bank & Trust Co.	CAD	102	USD	93	12/22/14	2,621
State Street Bank & Trust Co.	EUR	418	USD	534	12/22/14	10,315
State Street Bank & Trust Co.	GBP	326	USD	533	12/22/14	11,520
State Street Bank & Trust Co.	USD	14	EUR	11	12/22/14	(341)
State Street Bank & Trust Co.	USD	76	GBP	46	12/22/14	(1,564)

						$8,270

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Call – iShares Russell 2000 ETF (h)	129	$119.00	November 2014	$9,541	$(10,578)
Call – SPDR S&P 500 ETF Trust (h)	23	201.00	November 2014	2,069	(6,233))

				$11,610	$(16,811)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Put – iShares 20 Year Treasury Bond(h)	50	$122.00	November 2014	$14,257	$(17,375)
Put – iShares iBoxx High Yield Corporate Bond ETF(h)	57	84.00	December 2014	3,076	(1,140)
Put – SPDR S&P 500 ETF Trust(h)	17	178.00	November 2014	2,634	(153)
Put – SPDR S&P 500 ETF Trust(h)	32	188.00	November 2014	1,887	(816)

				$21,854	$(19,484)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX NAHY Series 23, 5 Year Index	Bank of America, NA	Sell	1.05%	11/19/14	$3,400	$8,160	$(6,884)
Put – CDX NAHY Series 23, 5 Year Index	Goldman Sachs International	Sell	1.00%	12/17/14	1,780	5,251	(2,724)

						$13,411	$(9,608)

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	25

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)%	3.15%		$129	$(10,364)	$(2,893)
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)	3.15		515	(41,454)	(8,255)
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)	3.15		2,030	(163,426)	(62,901)
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)	3.15		644	(51,818)	(10,959)
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	2.41	EUR	90	(13,090)	1,142
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	2.41		780	(113,446)	3,642

Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.15		$1,172	94,373	40,155
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.15		572	46,036	17,719
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.15		286	23,018	8,859
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.15		495	39,860	(628)

					$(190,311)	$(14,119)

*	Termination date.

CENTRALLY CLEARED INTEREST RATE SWAPS

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$2,000	5/09/19	1.732%	3 Month LIBOR	$(24,792)

26	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
ArcelorMittal, 6.125%, 6/01/18, 12/20/19*	(1.00)%	2.45%	EUR	160	$13,830	$15,488	$(1,658)
Hellenic Telecommunications Organization Societe Anonyme, 4.625%, 5/20/16; 12/20/17*	(1.00)	1.24		320	(38,536)	(36,308)	(2,228)
Citibank, NA:
Amkor Technology, Inc., 7.375%, 5/20/18, 12/20/19*	(5.00)	3.51		$100	(7,408)	(8,344)	936
Dell Inc., 7.1%, 4/15/28, 12/20/19*	(1.00)	1.86		200	8,028	11,202	(3,174)
J. C. Penney Co., Inc., 6.375%, 10/15/36. 6/20/16*	(5.00)	3.75		100	(1,371)	3,531	(4,902)
Quest Diagnostics Incorporated, 6.95%, 7/01/l37, 12/20/19*:	(1.00)	1.06		500	954	3,575	(2,621)
Russian Federation, 7.5%, 3/31/30, 12/20/19*	(1.00)	2.42		100	6,538	6,809	(271)
Credit Suisse International
Bellsouth Corp., 6.55% 6/15/34, 09/20/2019*	(1.00)	0.42		1,000	(28,089)	(23,963)	(4,126)
ConAgra Foods, Inc., 7.00%, 10/01/28, 12/20/21*	(1.00)	0.78		600	(9,547)	(6,187)	(3,360)
Western Union Co., 3.65% 8/22/18, 9/20/17*	(1.00)	0.59		600	(7,103)	(7,691)	588
Deutsche Bank AG
Lloyds Bank PLC, 1.5%, 5/02/17, 12/20/19*	(1.00)	0.61	EUR	470	(12,437)	(12,352)	(85)
Goldman Sachs International
Peabody Energy Corporation, 7.375%, 11/01/16, 12/20/19*	(5.00)	5.93		$130	4,385	1,308	3,077
JPMorgan Chase Bank, NA:
Kohl’s Corp., 6.25%, 12/15/17, 6/20/17*	(1.00)	0.40		400	(6,331)	(4,588)	(1,743)

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	27

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Hellenic Telecommunications Organization Societe Anonyme, 4.625%, 5/20/16; 12/20/19*	5.00%	1.88%	EUR	140	$18,674	$17,699	$975
Citibank, NA:
Laderokes PLC, 7.625%, 3/05/17, 6/20/19*	1.00	2.81		140	(13,878)	(15,696)	1,818
NRG Energy, Inc., 6.25%, 7/15/22, 6/20/19*	5.00	2.50		$100	11,051	10,758	293
Telecom Italia SPA, 5.375%, 1/29/19, 6/29/19*	1.00	1.75	EUR	70	(2,920)	(3,650)	730
UPC Holding BV, 8.375%, 8/15/20, 6/20/19*	5.00	2.04		140	23,704	17,831	5,873
Credit Suisse International:
AT&T Inc. 1.6% 2/15/17, 9/20/19*	1.00	0.45		$1,000	26,974	27,815	(841)
Western Union Co., 3.65% 8/22/18, 9/20/19*	1.00	1.35		400	(6,668)	(5,444)	(1,224)
JPMorgan Chase Bank, NA:
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.97		400	402	(5,358)	5,760
TRW Automotive Inc., 7.25%, 3/15/17, 9/20/19*	1.00	0.91		100	431	(1,716)	2,147

					$(19,317)	$(15,281)	$(4,036)

*	Termination date.

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International iBoxx $ Liquid High Yield Total Return Index	8,574	LIBOR Plus 0.00%	$2,000	12/20/14	$19,593

28	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $5,750,840 or 27.4% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2014.

(c)	Convertible security.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2014.

(f)	Non-income producing security.

(g)	Floating Rate Security. Stated interest rate was in effect at October 31, 2014.

(h)	One contract relates to 100 shares.

(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

BRL – Brazilian Real

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BBA –British Bankers Association

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

iBOXHY – iBoxx $ Liquid High Yield Index

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

SPY – SPDR Trust Series I

TLT – iShares Barclays 20 Year Treasury Bond Fund

See notes to financial statements.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	29

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $18,469,210)	$18,091,247
Affiliated issuers (cost $2,037,924)	2,037,924
Due from broker	509,566	(a)
Foreign currencies, at value (cost $11,006)	12,551
Deposit at broker for securities sold short	7,764,001
Receivable for investment securities sold	412,372
Interest and dividends receivable	290,548
Upfront premium paid on credit default swaps	116,016
Prepaid expenses	43,939
Unrealized appreciation on forward currency exchange contracts	26,374
Unrealized appreciation on credit default swaps	22,197
Unrealized appreciation on total return swaps	19,593
Receivable for terminated credit default swaps	61,127
Receivable for variation margin on exchange-traded derivatives	6,317
Receivable for terminated centrally cleared credit default swaps	13

Total assets	29,413,785

Liabilities
Due to custodian	11,238
Options written, at value (premiums received $33,464)	36,295
Swaptions written, at value (premiums received $13,411)	9,608
Payable for securities sold short, at value (proceeds received $7,956,338)	7,675,246
Interest expense payable	123,757
Payable for investment securities purchased and foreign currency transactions	117,560
Advisory fee payable	96,873
Unrealized depreciation on credit default swaps	26,233
Unrealized depreciation on forward currency exchange contracts	18,104
Upfront premium received on credit default swaps	131,297
Payable for variation margin on exchange-traded derivatives	3,906
Transfer Agent fee payable	2,996
Distribution fee payable	48
Accrued expenses	140,250

Total liabilities	8,393,411

Net Assets	$21,020,374

Composition of Net Assets
Capital stock, at par	$2,101
Additional paid-in capital	20,991,467
Undistributed net investment income	130,266
Accumulated net realized gain on investment and foreign currency transactions	22,076
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(125,536)

	$21,020,374

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—9 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$84,108	8,412	$10.00	*

C	$44,437	4,459	$9.97

Advisor	$20,891,829	2,087,651	$10.01

*	The maximum offering price per share for Class A shares was $10.44 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period May 7, 2014(a) to October 31, 2014

Investment Income
Interest	$428,962
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $114)	41,560
Affiliated issuers	1,252
Consent fee income	225	$471,999

Expenses
Advisory fee (see Note B)	88,451
Distribution fee—Class A	24
Distribution fee—Class C	99
Transfer agency—Class A	9
Transfer agency—Class C	10
Transfer agency—Advisor Class	8,577
Audit and tax	79,302
Custodian	61,572
Amortization of offering expenses	41,368
Administrative	38,604
Legal	13,549
Printing	11,452
Registration fees	5,929
Directors’ fees	5,644
Miscellaneous	6,500

Total expenses before expenses on securities sold short	361,090
Interest expense	154,154
Broker fee	12,156

Total expenses	527,400
Less: expenses waived and reimbursed by the Adviser (see Note B)	(252,520)

Net expenses		274,880

Net investment income		197,119

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		71,828
Securities sold short		28,914
Futures		(59,477)
Options written		(16,567)
Swaptions written		19,454
Swaps		(14,109)
Foreign currency transactions		16,213
Net change in unrealized appreciation/depreciation of:
Investments		(377,963)
Securities sold short		281,255
Futures		(13,827)
Options written		(2,831)
Swaptions written		3,803
Swaps		(23,354)
Foreign currency denominated assets and liabilities		7,381

Net loss on investment and foreign currency transactions		(79,280)

Net Increase in Net Assets from Operations		$117,839

(a)	Commencement of operations.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	May 7, 2014(a) to October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$197,119
Net realized gain on investment and foreign currency transactions	46,256
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(125,536)

Net increase in net assets from operations	117,839
Dividends to Shareholders from
Net investment income
Class A	(87)
Class C	(182)
Advisor Class	(101,727)
Capital Stock Transactions
Net increase	21,004,531

Total increase	21,020,374
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $130,266)	$21,020,374

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	33

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Period May 7, 2014(a) to October 31, 2014

Cash flows from Operating Activities
Net increase in net assets from operations		$117,839
Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Increase in interest and dividends receivable	$(290,548)
Increase in receivable for investments sold	(412,372)
Net accretion of bond discount and amortization of bond premium	24,677
Increase in payable for investments purchased	117,560
Increase in other assets	(43,939)
Increase in accrued expenses	240,167
Increase in due from broker	(8,273,567)
Purchases of long-term investments	(31,797,938)
Purchases of short-term investments	(28,740,559)
Proceeds from disposition of long-term investments	13,364,355
Proceeds from disposition of short-term investments	26,702,635
Proceeds from short sales transactions, net	8,080,095
Proceeds from written options, net	49,762
Payments on swaps, net	(55,789)
Payments for exchange-traded derivatives settlements	(84,063)
Variation margin paid on exchange-traded derivatives	(2,411)
Net realized gain on investment and foreign currency transactions	(46,256)
Net change in unrealized appreciaton/depreciation of investments and foreign currency denominated assets and liabilities	125,536

Total adjustments		(21,042,655)

Net Decrease in Cash from Operating Activities		$(20,924,816)

Financing Activities:
Subscriptions of capital stock, net	21,002,732
Increase in due to custodian	11,238
Cash dividends paid (net of dividend reinvestments)*	(100,197)

Net increase in cash from financing activities		20,913,773
Effect of exchange rate on cash		23,594

Net increase in cash		12,551
Net change in cash
Cash at beginning of period		—

Cash at end of period		$12,551

* Reinvestment of dividends	1,799
Supplemental disclosure of cash flow information:
Interest expense paid during the period	30,397

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

(a)	Commencement of operations.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Statement of cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio, the Government Reserves Portfolio, the Tax-Aware Fixed Income Portfolio, the AllianceBernstein Credit Long/Short Portfolio and the AllianceBernstein High Yield Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. The AllianceBernstein Credit Long/Short Portfolio commenced operations on May 7, 2014. The AllianceBernstein High Yield Portfolio commenced operations July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Credit Long/Short Portfolio (the “Portfolio”). The Fund have authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	35

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio value it’s securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to

36	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	37

Notes to Financial Statements

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$12,055,445		$124,800		$12,180,245
Corporates – Investment Grade		– 0	–	1,287,295		– 0	–	1,287,295
Common Stocks		1,141,938		– 0	–	– 0	–	1,141,938
Preferred Stocks		805,573		– 0	–	– 0	–	805,573
Collateralized Mortgage Obligations		– 0	–	– 0	–	699,902		699,902
Emerging Markets – Corporate Bonds		– 0	–	639,750		– 0	–	639,750
Quasi-Sovereigns		– 0	–	558,931		– 0	–	558,931
Bank Loans		– 0	–	– 0	–	466,414		466,414
Governments – Treasuries		– 0	–	90,068		– 0	–	90,068
Emerging Markets – Sovereigns		– 0	–	87,684		– 0	–	87,684
Options Purchased – Calls		– 0	–	68,001		– 0	–	68,001
Options Purchased – Puts		– 0	–	58,623		– 0	–	58,623
Warrants		6,823		– 0	–	– 0	–	6,823
Short-Term Investments		2,037,924		– 0	–	– 0	–	2,037,924
Liabilities:
Corporates – Non-Investment Grade		– 0	–	(5,719,764)		– 0	–	(5,719,764)
Corporates – Investment Grade		– 0	–	(1,352,982)		– 0	–	(1,352,982)
Quasi-Sovereigns		– 0	–	(602,500)		– 0	–	(602,500)

Total Investments in Securities		3,992,258		7,170,551		1,291,116		12,453,925

38	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments* :
Assets:
Futures	$14,157	$	– 0	–	$	– 0	–	$14,157	#
Forward Currency Exchange Contracts	– 0	–	26,374	– 0	–	26,374
Centrally Cleared Credit Default Swaps	– 0	–	71,517	– 0	–	71,517	#
Credit Default Swaps	– 0	–	22,197	– 0	–	22,197
Total Return Swaps	– 0	–	19,593	– 0	–	19,593
Liabilities:
Futures	(24,095)	(3,889)	– 0	–	(27,984	)#
Forward Currency Exchange Contracts	– 0	–	(18,104)	– 0	–	(18,104)
Call Options Written	– 0	–	(16,811)	– 0	–	(16,811)
Put Options Written	– 0	–	(19,484)	– 0	–	(19,484)
Credit Default Swaptions Written	– 0	–	(9,608)	– 0	–	(9,608)
Centrally Cleared Credit Default Swaps	– 0	–	(85,636)	– 0	–	(85,636	)#
Centrally Cleared Interest Rate Swaps	– 0	–	(24,792)	– 0	–	(24,792	)#
Credit Default Swaps	– 0	–	(26,233)	– 0	–	(26,233)

Total^	$3,982,320	$7,105,675	$1,291,116	$12,379,111

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include Options and Swaptions written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade			Collateralized Mortgage Obligations			Bank Loans
Balance as of 5/07/14(a)	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(33)			(429)			(48)
Realized gain (loss)		904			156			(5)
Change in unrealized appreciation/depreciation		3,156			(15,781)			(7,319)
Purchases		140,723			747,732			475,230
Sales		(19,950)			(31,776)			(1,444)
Transfers in to Level 3		– 0	–		– 0	–		– 0 –
Transfers out of Level 3		– 0	–		– 0	–		– 0 –

Balance as of 10/31/14		$124,800			$699,902			$466,414

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14*		$3,156			$(15,781)			$(7,319)

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	39

Notes to Financial Statements

	Total
Balance as of 5/07/14(a)	$	– 0	–
Accrued discounts/(premiums)		(510)
Realized gain (loss)		1,055
Change in unrealized appreciation/depreciation		(19,944)
Purchases		1,363,685
Sales		(53,170)
Transfers in to Level 3		– 0	–
Transfers out of Level 3		– 0	–

Balance as of 10/31/14		$1,291,116

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14*		$(19,944)

(a)	Commencement of Operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of October 31, 2014, all Level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

40	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	41

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $85,307 were deferred and amortized on a straight line basis over a one year period starting from May 7, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a management fee at an annual rate of .90% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.35%, 2.10%, and 1.10% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Under the agreement, any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentage set forth in the preceding sentence. This fee waiver and/or expense reimbursement agreement may not be terminated by the Adviser before June 19, 2015. For the period ended October 31, 2014, such reimbursements/waivers amounted to $252,520.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended October 31, 2014, the reimbursement for such services amounted to $38,604.

42	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $7,509 for the period ended October 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $62 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended October 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended October 31, 2014 is as follows:

Market Value May 7, 2014(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$ – 0 –	$28,741	$26,703	$2,038	$1

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended October 31, 2014 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	43

Notes to Financial Statements

operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $-0- for Class C. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2014 were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 30,281,638	$11,969,977	$11,447,436	$3,358,542

During the period ended October 31, 2014, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized
Cost of Investments	Appreciation on Investments	Depreciation on Investments	Net Unrealized Depreciation on Investments	Net Unrealized Appreciation on Securities Sold Short	Net Unrealized Depreciation
$ 20,507,134	$210,604	$(588,567)	$(377,963)	$281,092(a)	$(96,871)

(a)	Gross unrealized appreciation was $310,983 and gross unrealized depreciation was $(29,891), resulting in net unrealized appreciation of $281,092.

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential

44	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

movements in the market. The Portfolio bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended October 31, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	45

Notes to Financial Statements

loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended October 31, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the

46	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the period ended October 31, 2014, the Portfolio held purchased options for hedging and non-hedging purposes. During the period ended October 31, 2014, the Portfolio held written options for hedging and non-hedging purposes.

For the period ended October 31, 2014, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 5/07/14(a)	– 0	–	$	– 0	–
Options written	872			53,179
Options expired	(294)			(10,537)
Options bought back	(270)			(9,178)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/14	308			$33,464

	Notional Amount		Premiums Received
Swaptions written outstanding as of 5/07/14(a)	– 0	–	$	– 0	–
Swaptions written	17,716,199			35,637
Swaptions expired	(8,926,199)			(11,677)
Swaptions bought back	(3,610,000)			(10,549)
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 10/31/14	5,180,000			$13,411

(a)	Commencement of operations.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	47

Notes to Financial Statements

“Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as

48	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended October 31, 2014, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	49

Notes to Financial Statements

it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the period ended October 31, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other

50	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended October 31, 2014, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	51

Notes to Financial Statements

triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$14,157	*	Receivable/Payable for variation margin on exchange-traded derivatives	$48,887	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	71,517	*	Receivable/Payable for variation margin on exchange-traded derivatives	85,636	*

Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	3,889	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	26,374		Unrealized depreciation on forward currency exchange contracts	18,104

Interest rate contracts	Investments in securities, at value	4,755

Credit contracts	Investments in securities, at value	25,294

Equity contracts	Investments in securities, at value	96,575

Interest rate contracts				Swaptions written, at value	9,608

Equity contracts				Options written, at value	36,295

Credit contracts	Unrealized appreciation on credit default swaps	22,197		Unrealized depreciation on credit default swaps	26,233

Equity contracts	Unrealized appreciation on total return swaps	19,593

Total		$280,462			$228,652

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

52	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(52,182)	$(9,938)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(7,295)	(3,889)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,813	8,270

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(14,185)	(5,266)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(10,253)	– 0	–

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(22,564)	(6,771)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	42,039	(23,051)

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	53

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	$19,454	$3,803

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(16,567)	(2,831)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(13,622)	(24,792)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	30,927	(18,155)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(31,414)	19,593

Total		$(73,849)	$(63,027)

The following table represents the volume of the Fund’s derivative transactions during the period ended October 31, 2014:

Futures:
Average original value of buy contracts	$1,973,033
Average original value of sale contracts	$3,069,725

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$532,149
Average principal amount of sale contracts	$1,284,527

Purchased Options:
Average monthly cost	$92,628

Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,000,000

Credit Default Swaps:
Average notional amount of buy contracts	$3,842,749
Average notional amount of sale contracts	$3,225,706

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,898,067
Average notional amount of sale contracts	$735,582	(a)

Total Return Swaps:
Average notional amount	$4,333,333

(a)	Positions were open for four months during the period.

54	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$102,709	$(40,201)	$	– 0	–	$	– 0	–	$62,508

Total	$102,709	$(40,201)	$	– 0	–	$	– 0	–	$62,508

OTC Derivatives:
Bank of America, N.A	$40,743	$(40,743)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	50,275	(25,577)	– 0	–	– 0	–	24,698
Credit Suisse International	27,216	(27,216)	– 0	–	– 0	–	– 0	–
Goldman Sachs & Co.	28,205	(2,724)	– 0	–	– 0	–	25,481
Goldman Sachs International	4,385	– 0	–	– 0	–	– 0	–	4,385
JPMorgan Chase Bank, NA	5,771	(5,771)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	8,443	– 0	–	– 0	–	– 0	–	8,443
State Street Bank & Trust Co.	26,132	(2,455)	– 0	–	– 0	–	23,677

Total	$191,170	$(104,486)	$	– 0	–	$	– 0	–	$86,684 ^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$40,201	$(40,201)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$40,201	$(40,201)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, N.A	$45,420	$(40,743)	$	– 0	–	$	– 0	–	$4,677
Citibank, NA	25,577	(25,577)	– 0	–	– 0	–	– 0	–
Credit Suisse International	67,056	(27,216)	– 0	–	– 0	–	39,840
Deutsche Bank AG	12,437	– 0	–	– 0	–	– 0	–	12,437
Goldman Sachs & Co.	2,724	(2,724)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	6,331	(5,771)	– 0	–	– 0	–	560
State Street Bank & Trust Co.	2,455	(2,455)	– 0	–	– 0	–	– 0	–

Total	$162,000	$(104,486)	$	– 0	–	$	– 0	–	$57,514 ^

*	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	55

Notes to Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Strategy sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Strategy is obligated to replace the borrowed securities at their market price at the time of settlement. The Strategy’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Strategy involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	May 7, 2014(a) to October 31,	May 7, 2014(a) to October 31,

Class A
Shares sold	8,408	$83,942

Shares issued in reinvestment of dividends and distributions	4	41

Net increase	8,412	$83,983

Class C
Shares sold	4,445	$44,511

Shares issued in reinvestment of dividends and distributions	14	141

Net increase	4,459	$44,652

56	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

	Shares	Amount
	May 7, 2014(a) to October 31,	May 7, 2014(a) to October 31,

Advisor Class
Shares sold	2,095,777	$20,956,109

Shares issued in reinvestment of dividends and distributions	162	1,617

Shares redeemed	(8,288)	(81,830)

Net increase	2,087,651	$20,875,896

(a)	Commencement of operations.

At October 31, 2014, the Adviser owns approximately 95.22% of the Portfolio’s outstanding shares.

NOTE F

Risks Involved in Investing in the Fund

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	57

Notes to Financial Statements

selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Portfolio may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Portfolio.) In contrast, the risk of loss from a long position is limited to the Portfolio’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Portfolio’s NAV or greater losses for the Portfolio.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because

58	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

these investments may be subject to increased economic, political, regulatory and other uncertainties.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Indemnification Risk—In the ordinary course of business, the Fund enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as a part of the Facility on July 14, 2014. The Fund did not utilize the Facility during the period ended October 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2014 were as follows:

2014
Distributions paid from:
Ordinary income	$101,996

Total taxable distributions paid	$101,996

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$121,675
Unrealized appreciation/(depreciation)	(86,349	)(a)

Total accumulated earnings/(deficit)	$35,326	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	59

Notes to Financial Statements

will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs and clearing fees, reclassifications of foreign currency and paydown gains(losses), and the tax treatment of swaps and options resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

60	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08
Net realized and unrealized loss on investment and foreign currency transactions	(.03)

Net increase in net asset value from operations	.05

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 10.00

Total Return
Total investment return based on net asset value(d)	.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	3.56%
Expenses, before waivers/reimbursements(e)^	4.29%
Net investment income(c)^	1.79%
Portfolio turnover rate	69%
Portfolio turnover rate (including securities sold short)	102%

See footnote summary on page 63.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06
Net realized and unrealized gain on investment and foreign currency transactions	(.05)

Net increase in net asset value from operations	.01

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 9.97

Total Return
Total investment return based on net asset value(d)	.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	4.18%
Expenses, before waivers/reimbursements(e)^	6.31%
Net investment income(c)^	1.21%
Portfolio turnover rate	69%
Portfolio turnover rate (including securities sold short)	102%

See footnote summary on page 63.

62	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10
Net realized and unrealized gain on investment and foreign currency transactions	(.04)

Net increase in net asset value from operations	.06

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 10.01

Total Return
Total investment return based on net asset value(d)	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)^	2.79%
Expenses, before waivers/reimbursements(e)^	5.37%
Net investment income(c)^	2.01%
Portfolio turnover rate	69%
Portfolio turnover rate (including securities sold short)	102%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	May 7, 2014(a) to October 31, 2014
Class A
Net of waivers/reimbursements	1.35	%^
Before waivers/reimbursements	2.08	%^
Class C
Net of waivers/reimbursements	2.10	%^
Before waivers/reimbursements	4.24	%^
Advisor Class
Net of waivers/reimbursements	1.10	%^
Before waivers/reimbursements	3.68	%^

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	63

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and Shareholders of the AllianceBernstein Credit Long/Short Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Credit Long/Short Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of October 31, 2014, and the related statement of operations, cash flows, changes in net assets, and financial highlights for the period May 7, 2014 (commencement of operations) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Credit Long/Short Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2014, and the results of its operations, cash flows, changes in its net assets and financial highlights for the period May 7, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2014

64	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended October 31, 2014. For corporate shareholders, 9.99% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 23.51% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable period ended October 31, 2014, the Portfolio designates $29,956 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	65

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Robert Schwartz(2), Vice President

Ashish C. Shah(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy, Schwartz and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

66	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	67

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 73 (2014)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, # 72 (2014)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 70 (2014)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., # 82 (2014)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	69

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 78 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 66 (2014)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 62 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

Earl D. Weiner, # 75 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

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Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Sherif M. Hamid 38	Vice President	Vice President and Portfolio Manager for High Yield of the Adviser**, with which he has been associated with since 2013. Prior to joining the Adviser**, he was at Barclays Capital where he was head of European Credit Strategy from 2011 to 2013, and a U.S. investment-grade credit strategist and U.S. high yield analyst from prior to 2009 to 2011.

Robert Schwartz 42	Vice President	Senior Vice President, and Corporate Credit Research Analyst of the Adviser**, with which he has been associated since 2012. Prior thereto, he was a senior credit analyst at Bell Point Capital Management from 2010 until 2012, a senior credit analyst at Litespeed Partners from 2009 until 2010, and a senior credit analyst at Citadel Investment Group since prior to 2009.

Ivan Rudolph-Shabinsky 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Ashish C. Shah 44	Vice President	Senior Vice President, Head of Global Credit, and Chief Diversity Officer at the Adviser**, with which he has been associated since May, 2010. Previously he was a Managing Director and Head of Global Credit Strategy at Barclays Capital since prior to 2009 until May 2010.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	73

Management of the Fund

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-(800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Credit Long/Short Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 3-5, 2014.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee. The directors also reviewed certain supplemental information relating to the Portfolio that had been prepared by the Fund’s Senior Officer. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	75

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited to, receipt of 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. The Adviser had not managed

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clients’ assets using a strategy comparable to that proposed for the Portfolio, but as of December 31, 2013, had approximately $250 billion in fixed income assets under management. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fee and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its anticipated contractual advisory fee rate of 90 basis points was higher than the Expense Group median of 72.5 basis points.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involved investments in fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	77

The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the estimated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio for a one-year period.

The information reviewed by the directors showed that the Portfolio’s anticipated total expense ratio of 1.35%, giving effect to the proposed expense limitation agreement, was higher than the Expense Group median of 1.191% and the Expense Universe median of 1.184%. The directors had considered the Senior Officer’s observations about the relatively high anticipated expense ratio and the potentially mitigating aspect of the Adviser’s anticipated use of leverage to manage the Portfolio’s investments. They noted that the Adviser had stated that the gross exposures being managed by the Adviser would be significantly in excess of the net assets of the Portfolio, thus reducing the effective advisory fee and total expense ratio. After discussing with the Adviser the reasons for the Portfolio’s anticipated expense ratio and the risks and potential benefits of the anticipated use of leverage, the directors concluded that the Portfolio’s anticipated expense ratio, taking into account the one year expense limitation agreement, was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference

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for breakpoints in advisory contracts with the Adviser. The directors considered the Adviser’s position that of the ten funds other than the Portfolio in the expense group, three had no breakpoints, and one other had a management fee schedule where the lowest fee rate was higher than the fee rate proposed for the Portfolio, and that it did not have sufficient information to determine the asset levels at which economies of scale may arise for the Portfolio. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	79

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Credit Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is to seek absolute return over a full market cycle, which typically for fixed income markets is three to five years. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in long and short positions in credit-related instruments, which include corporate bonds, convertible fixed income securities, preferred stocks, U.S. government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities, and loan participations. The Portfolio’s long and short positions may relate to fixed income securities below investment grade. While the Portfolio’s investments are focused on U.S. denominated securities, the Portfolio may invest to a lesser extent in securities denominated in foreign currencies. The Portfolio may hold a currency even if it does not hold any securities in that currency.

The Portfolio may also utilize derivative instruments for a variety of reasons, including providing long or short exposure to fixed income markets or particular fixed income securities, obtaining foreign currency exposure and for hedging purposes. In addition, the Portfolio may borrow money or enter into transactions such as reverse repurchase agreements for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Portfolio’s gross exposure, including long and short exposure but not including cash or cash equivalents, may exceed its net assets.

1	The Senior Officer’s fee evaluation was completed on January 24, 2014 and discussed with the Board of Directors on February 4-5, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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The Adviser proposed the Bank of America Merrill Lynch 3-Month U.S. T-Bill Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective Alternative Credit Focus and Non-Traditional Bond categories.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Credit Long/Short Portfolio[4]	0.90% of average daily net assets

3	Jones v. Harris at 1427.

4	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized had the Adviser proposed to implement either of the NYAG related fee schedule. The advisory fee schedule for the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, 60 bp on the balance.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	81

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolios are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[5]	Fiscal Year End
Credit Long/Short Portfolio	Class A	1.35%	1.39%	October 31
	Class C	2.05%	2.16%
	Class R	1.55%	1.86%
	Class K	1.30%	1.55%
	Class I	1.05%	1.22%
	Advisor	1.05%	1.14%
	Class 1	1.15%	1.22%
	Class 2	1.05%	1.12%
	Class Z	1.05%	1.12%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be

5	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

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more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	83

management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)8 and the Portfolio’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Credit Long/Short Portfolio[11]	0.900	0.725	8/10

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Credit Long/Short Portfolio	1.350	1.191	9/11	1.184	19/24

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

11	Note that one of the Portfolio’s EG peer is excluded from the contractual management fee comparison due to the fund’s all-inclusive fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

84	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Based on this analysis, the Portfolio’s contractual management fee and total expense ratio are higher than the medians of the Portfolio’s EG and EU.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	85

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

86	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $451 billion as of December 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the proposed contractual management fee and total expense ratio for the Portfolio, both of which are higher than the medians. The Senior Office recommended that the Directors consider discussing with the Adviser the Portfolio’s anticipated leverage in light of the Portfolio’s investment advisory fee. The Senior Officer also recommended that the Directors consider discussing with the Adviser adding breakpoints to the proposed advisory fee schedule for the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 5, 2014

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	87

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

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Taxable

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All Market Real Return Portfolio*

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Select US Long/Short Portfolio

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

88	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	89

NOTES

90	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

NOTES

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO •	91

NOTES

92	• ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

ALLIANCEBERNSTEIN CREDIT LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CLS-0151-1014

ANNUAL REPORT

AllianceBernstein

High Yield Portfolio

October 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 18, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Yield Portfolio (the “Fund”) for the annual reporting period ended October 31, 2014. The Fund commenced operations on July 15, 2014.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service (“Moody’s”) or BB+ or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”) (commonly known as “junk bonds”), unrated securities considered by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of U.S. issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index, for the period since the Fund’s inception on July 15, 2014 through October 31, 2014.

All share classes of the Fund outperformed the benchmark since inception. Overall security selection, particularly in the Fund’s consumer cyclical, media, energy, technology

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	1

and consumer non-cyclical holdings, was a primary contributor to performance. Industry allocation, specifically an overweight in banks and underweight in basics and energy, also contributed. Within sector positioning, an allocation to securitized assets (non-agency mortgages and commercial mortgage-backed securities) detracted, while exposure to investment-grade corporates contributed. Overall yield curve positioning, particularly an underweight in the five-year maturity bucket, detracted. Currency exposure, specifically an overweight to the U.S. dollar versus short positions in several developed-market currencies, contributed.

Derivatives in the form of Treasury futures were utilized during the reporting period to manage overall duration and yield curve positioning. Currency forwards were employed to manage overall currency positioning, which contributed to returns. Purchased options were utilized for hedging purposes, which contributed; written options were utilized for hedging purposes, which detracted. Credit default swaps were utilized for hedging and investment purposes, and total return swaps for investment purposes, which contributed to returns.

Market Review and Investment Strategy

Volatility returned to fixed-income markets during the reporting period, as geopolitical risks and signs of slowing growth in Europe and China dampened overall risk sentiment. Technical influences, including record-setting high-yield new issuance, led high-yield spreads wider in September, and the broad high-yield market posted only its second monthly negative return during 2014. However, the high-yield market rebounded in October, along with equity markets. After several months of outflows, flows into high-yield funds turned positive in October.

Within high yield holdings since the Fund’s inception, utility and financial sectors posted positive returns while industrials fell into negative territory. The industrial sector was dragged down by weak returns in energy and basic industries. Within quality tier, higher-rated high yield outperformed with BB-rated debt returning 0.91%, followed by B-rated at -0.74% and CCC-rated at -2.75%. High-yield spreads widened approximately 0.70% since the Fund’s inception, to end the period at 4.15% over duration-matched Treasuries.

In the view of the Fund’s Investment Policy Team (the “Team”), continued moderate global growth should provide a supportive backdrop for high yield and the Team anticipates that growth will be fast enough to prevent a significant deterioration of credit quality, but not so fast as to warrant reactionary monetary policy tightening. Credit fundamentals are still generally solid and the Team continues to look for opportunities in periods of volatility, while emphasizing the importance of security selection. The Team cautions against the reach for yield, and remains selective in the Fund’s exposure to CCC-rated bonds. The Fund’s high-yield holdings are attractively valued compared to current and expected defaults, and are diversified at the sector and issuer level.

2	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Corporate High Yield 2% Issuer Capped Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate High Yield Index. The Barclays U.S. Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perception of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
Since Inception*
AllianceBernstein High Yield Portfolio

Class A	0.04%

Class C	-0.18%

Advisor Class†	0.14%

Class R†	-0.03%

Class K†	0.05%

Class I†	0.12%

Class Z†	0.12%

Barclays U.S. Corporate HY 2% Issuer Capped Index	-0.52%

*    Inception date: 7/15/2014.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/15/14* TO 10/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Portfolio Class A shares (from 7/15/14 to 10/31/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 7/15/2014.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			-22.52%
Since Inception†	0.04%	-4.17%

Class C Shares			-24.20%
Since Inception†	-0.18%	-1.17%

Advisor Class Shares‡			-5.90%
Since Inception†	0.14%	0.14%

Class R Shares‡			0.32%
Since Inception†	-0.03%	-0.03%

Class K Shares‡			0.60%
Since Inception†	0.05%	0.05%

Class I Shares‡			0.88%
Since Inception†	0.12%	0.12%

Class Z Shares‡			0.85%
Since Inception†	0.12%	0.12%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39%, 2.16%, 1.14%, 1.86%, 1.55%, 1.22% and 1.12% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses to 1.05%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80% and 0.80% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 15, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2014.

†	Inception date: 7/15/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception†	-5.33%

Class C Shares
Since Inception†	-2.30%

Advisor Class Shares‡
Since Inception†	-1.11%

Class R Shares‡
Since Inception†	-1.22%

Class K Shares‡
Since Inception†	-1.16%

Class I Shares‡
Since Inception†	-1.11%

Class Z Shares‡
Since Inception†	-1.11%

†	Inception date: 7/15/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value July 15, 2014†	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.40	$3.11	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class C
Actual	$1,000	$998.20	$5.32	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Advisor Class
Actual	$1,000	$1,001.40	$2.37	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class R
Actual	$1,000	$999.70	$3.85	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class K
Actual	$1,000	$1,000.50	$3.11	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000	$1,001.20	$2.37	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class Z
Actual	$1,000	$1,001.20	$2.37	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
†	Commencement of operations.

*	Actual expenses paid are based on the period from July 15, 2014 (commencement of operations) and are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period multiplied by 108/365 (to reflect the since inception period). Hypothetical expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $20.0

*	All data are as of October 31, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.1% or less in the following security types: Option Purchased-Puts and Warrants.

10	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 73.4%
Industrial – 58.9%
Basic – 5.1%
AK Steel Corp. 8.75%, 12/01/18	U.S.$	20	$21,850
Aleris International, Inc. 7.625%, 2/15/18		30	30,900
7.875%, 11/01/20		10	10,400
ArcelorMittal 6.00%, 3/01/21		10	10,725
6.125%, 6/01/18		73	78,110
7.25%, 3/01/41		38	39,235
7.50%, 10/15/39		46	49,105
Arch Coal, Inc. 7.25%, 6/15/21		30	11,100
Ashland, Inc. 3.875%, 4/15/18		20	20,325
Axiall Corp. 4.875%, 5/15/23		40	38,800
Cliffs Natural Resources, Inc. 4.875%, 4/01/21		15	12,300
6.25%, 10/01/40		26	19,240
Commercial Metals Co. 6.50%, 7/15/17		25	26,875
FMG Resources August 2006 Pty Ltd. 6.00%, 4/01/17(a)		20	20,400
8.25%, 11/01/19(a)		75	77,812
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 2/01/18		9	8,899
Huntsman International LLC 8.625%, 3/15/21		50	54,500
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		40	40,600
Lundin Mining Corp. 7.50%, 11/01/20(a)		15	15,638
7.875%, 11/01/22(a)		15	15,600
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)		50	44,875
Molycorp, Inc. 10.00%, 6/01/20		49	35,035
Momentive Performance Materials, Inc. 8.875%, 10/15/20(b)(c)		40	– 0	–
Novelis, Inc. 8.75%, 12/15/20		30	32,737
Peabody Energy Corp. 6.00%, 11/15/18		56	54,180
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		30	30,900

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ryerson, Inc./Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17	U.S.$	20	$21,050
11.25%, 10/15/18		6	6,540
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		40	46,200
Steel Dynamics, Inc. 5.25%, 4/15/23		20	21,000
6.125%, 8/15/19		30	32,250
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		30	32,025
TPC Group, Inc. 8.75%, 12/15/20(a)		30	31,388
W.R. Grace & Co.-Conn 5.125%, 10/01/21(a)		12	12,503
5.625%, 10/01/24(a)		7	7,376

			1,010,473

Capital Goods – 5.8%
Apex Tool Group LLC 7.00%, 2/01/21(a)		30	27,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)		200	197,250
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 5.625%, 12/15/16(a)		30	30,075
6.00%, 6/15/17(a)		10	9,975
Bombardier, Inc. 6.00%, 10/15/22(a)		60	61,612
6.125%, 1/15/23(a)		70	72,100
CNH Industrial Capital LLC 3.625%, 4/15/18		40	40,000
EnPro Industries, Inc. 5.875%, 9/15/22(a)		16	16,400
Graphic Packaging International, Inc. 7.875%, 10/01/18		30	31,260
HD Supply, Inc. 7.50%, 7/15/20		60	63,900
Manitowoc Co., Inc. (The) 5.875%, 10/15/22		30	30,900
8.50%, 11/01/20		30	32,475
Masco Corp. 7.125%, 3/15/20		30	34,275
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		10	9,300
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		40	41,600
8.25%, 2/15/21		100	107,500
9.00%, 4/15/19		100	104,500
RSI Home Products, Inc. 6.875%, 3/01/18(a)		50	52,250

12	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sealed Air Corp. 6.875%, 7/15/33(a)	U.S.$	40	$41,800
8.125%, 9/15/19(a)		20	21,675
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		30	33,525
TransDigm, Inc. 6.00%, 7/15/22		30	30,338
6.50%, 7/15/24		30	30,900
United Rentals North America, Inc. 5.75%, 7/15/18		35	36,662

			1,157,272

Communications - Media – 7.7%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.25%, 2/15/22(a)		10	10,325
5.875%, 3/15/25(a)		9	9,450
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23		60	59,850
5.75%, 1/15/24		83	84,971
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		30	29,287
6.375%, 9/15/20(a)		30	31,275
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, 11/15/22		70	72,450
7.625%, 3/15/20		10	10,638
Crown Media Holdings, Inc. 10.50%, 7/15/19		20	21,900
CSC Holdings LLC 5.25%, 6/01/24(a)		20	20,050
7.625%, 7/15/18		60	67,950
DISH DBS Corp. 6.75%, 6/01/21		105	116,550
Gannett Co., Inc. 4.875%, 9/15/21(a)		25	25,187
5.50%, 9/15/24(a)		7	7,228
6.375%, 10/15/23		40	43,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		50	55,625
iHeartCommunications, Inc. 6.875%, 6/15/18		70	63,525
9.00%, 12/15/19		40	40,425
9.00%, 9/15/22(a)		20	20,100
Intelsat Jackson Holdings SA 5.50%, 8/01/23		150	150,375
7.25%, 10/15/20		100	106,750
Media General Financing Sub, Inc. 5.875%, 11/15/22		9	9,068

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23	U.S.$	20	$21,100
Radio One, Inc. 9.25%, 2/15/20(a)		20	19,850
RR Donnelley & Sons Co. 7.25%, 5/15/18		50	56,000
Sinclair Television Group, Inc. 5.375%, 4/01/21		20	20,050
5.625%, 8/01/24(a)		30	29,625
6.125%, 10/01/22		30	31,050
Sirius XM Radio, Inc. 5.875%, 10/01/20(a)		20	21,150
6.00%, 7/15/24(a)		60	62,550
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		40	41,200
Time, Inc. 5.75%, 4/15/22(a)		20	19,550
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)		20	21,600
Univision Communications, Inc. 5.125%, 5/15/23(a)		10	10,550
6.75%, 9/15/22(a)		20	22,200
8.50%, 5/15/21(a)		30	32,475
Videotron Ltd. 5.00%, 7/15/22		75	77,250

			1,542,179

Communications - Telecommunications – 5.8%
CenturyLink, Inc. Series T 5.80%, 3/15/22		10	10,600
Series U 7.65%, 3/15/42		70	69,825
Series W 6.75%, 12/01/23		27	29,970
Crown Castle International Corp. 4.875%, 4/15/22		20	20,200
Frontier Communications Corp. 6.25%, 9/15/21		34	35,126
7.625%, 4/15/24		55	59,125
7.875%, 1/15/27		10	10,400
9.00%, 8/15/31		30	32,550
Level 3 Communications, Inc. 8.875%, 6/01/19		20	21,450
Level 3 Financing, Inc. 6.125%, 1/15/21(a)		30	31,463
7.00%, 6/01/20		40	42,700
Sprint Capital Corp. 6.875%, 11/15/28		160	155,600
8.75%, 3/15/32		40	44,700

14	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sprint Communications, Inc. 6.00%, 11/15/22	U.S.$	40	$39,900
9.00%, 11/15/18(a)		50	58,812
Sprint Corp. 7.25%, 9/15/21(a)		30	31,725
7.875%, 9/15/23(a)		50	54,125
T-Mobile USA, Inc. 6.25%, 4/01/21		50	52,188
6.375%, 3/01/25		30	30,825
6.542%, 4/28/20		55	58,025
6.625%, 4/01/23		45	47,475
Telecom Italia Capital SA 6.375%, 11/15/33		60	60,600
tw telecom holdings, Inc. 6.375%, 9/01/23		10	11,400
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		10	10,875
Windstream Corp. 7.50%, 4/01/23		40	42,000
7.875%, 11/01/17		40	44,528
8.125%, 9/01/18		50	52,125

			1,158,312

Consumer Cyclical - Automotive – 1.5%
Affinia Group, Inc. 7.75%, 5/01/21		30	30,375
Allison Transmission, Inc. 7.125%, 5/15/19(a)		20	21,025
Banque PSA Finance SA 4.375%, 4/04/16(a)		30	30,450
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		20	20,700
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		25	24,250
General Motors Financial Co., Inc. 2.625%, 7/10/17		20	20,281
3.25%, 5/15/18		20	20,450
3.50%, 7/10/19		20	20,615
6.75%, 6/01/18		50	56,812
LKQ Corp. 4.75%, 5/15/23		30	28,992
Titan International, Inc. 6.875%, 10/01/20		20	18,050

			292,000

Consumer Cyclical - Entertainment – 0.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 6/01/24(a)		10	10,000
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		10	10,625

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pinnacle Entertainment, Inc. 7.50%, 4/15/21	U.S.$	20	$21,350
Regal Entertainment Group 5.75%, 3/15/22		20	19,550

			61,525

Consumer Cyclical - Other – 3.1%
Beazer Homes USA, Inc. 5.75%, 6/15/19		20	19,150
Boyd Gaming Corp. 9.00%, 7/01/20		50	54,000
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20		30	22,650
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20(a)		20	19,400
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22(a)		40	37,200
DR Horton, Inc. 6.50%, 4/15/16		60	63,600
Gtech SpA 8.25%, 3/31/66(a)	EUR	50	65,477
Isle of Capri Casinos, Inc. 7.75%, 3/15/19	U.S.$	30	31,500
KB Home 4.75%, 5/15/19		15	14,888
Lennar Corp. Series B 6.50%, 4/15/16		70	74,200
M/I Homes, Inc. 8.625%, 11/15/18		40	41,750
Marina District Finance Co., Inc. 9.875%, 8/15/18		20	21,050
MGM Resorts International 6.625%, 7/15/15		55	56,441
Ryland Group, Inc. (The) 6.625%, 5/01/20		20	21,400
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		30	31,950
Standard Pacific Corp. 8.375%, 5/15/18		30	34,725
Toll Brothers Finance Corp. 4.00%, 12/31/18		10	10,125

			619,506

Consumer Cyclical - Restaurants – 0.1%
1011778 B.C. ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		22	22,303

Consumer Cyclical - Retailers – 1.8%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		20	21,600

16	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cash America International, Inc. 5.75%, 5/15/18	U.S.$	30	$31,200
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(d)		50	48,000
CST Brands, Inc. 5.00%, 5/01/23		80	79,400
Group 1 Automotive, Inc. 5.00%, 6/01/22(a)		20	19,800
L Brands, Inc. 8.50%, 6/15/19		50	59,750
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)		50	51,812
Murphy Oil USA, Inc. 6.00%, 8/15/23		10	10,475
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(d)		17	18,190
Wolverine World Wide, Inc. 6.125%, 10/15/20		10	10,525

			350,752

Consumer Non-Cyclical – 8.6%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		60	62,700
Alere, Inc. 8.625%, 10/01/18		40	41,750
Amsurg Corp. 5.625%, 7/15/22(a)		10	10,361
Anna Merger Sub, Inc. 7.75%, 10/01/22(a)		10	10,188
Aramark Services, Inc. 5.75%, 3/15/20		10	10,450
Big Heart Pet Brands 7.625%, 2/15/19		20	20,050
Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(d)		36	36,607
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(a)		150	161,625
7.125%, 7/15/20		40	43,300
Constellation Brands, Inc. 7.25%, 5/15/17		40	44,600
Endo Finance LLC 5.75%, 1/15/22(a)		10	10,050
Endo Finance LLC & Endo Finco, Inc. 7.00%, 7/15/19(a)		50	52,625
7.25%, 1/15/22(a)		10	10,675
Envision Healthcare Corp. 5.125%, 7/01/22(a)		20	20,250
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(a)		20	22,150

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA, Inc.
4.25%, 10/15/19	U.S.$	133	$135,161
6.50%, 2/15/20		80	89,300
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		65	68,575
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.125% PIK), 10/15/17(a)(d)		50	51,187
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		50	53,625
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		50	55,125
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.75%, 8/01/22(a)		18	18,855
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		10	10,463
New Albertsons, Inc. 7.45%, 8/01/29		30	27,600
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		20	21,250
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.75%, 8/15/19		12	12,180
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(a)		50	54,500
Post Holdings, Inc. 7.375%, 2/15/22		40	41,000
Salix Pharmaceuticals Ltd. 6.00%, 1/15/21(a)		10	10,825
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		40	41,200
5.875%, 8/01/21(a)		30	31,800
6.625%, 8/15/22		20	21,800
Spectrum Brands, Inc. 6.625%, 11/15/22		20	21,450
Sun Products Corp. (The) 7.75%, 3/15/21(a)		20	14,800
Tenet Healthcare Corp. 6.875%, 11/15/31		20	19,600
8.00%, 8/01/20		60	63,900
8.125%, 4/01/22		100	114,625
United Surgical Partners International, Inc. 9.00%, 4/01/20		20	21,600
Valeant Pharmaceuticals International 6.375%, 10/15/20(a)		60	61,575
6.875%, 12/01/18(a)		40	41,400
7.00%, 10/01/20(a)		60	62,850

			1,723,627

Energy – 11.1%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		30	31,350

18	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Antero Resources Corp. 5.125%, 12/01/22(a)	U.S.$	20	$20,004
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21		70	76,650
Atwood Oceanics, Inc. 6.50%, 2/01/20		40	40,200
Basic Energy Services, Inc. 7.75%, 2/15/19		30	29,250
Bill Barrett Corp. 7.625%, 10/01/19		20	20,200
Bonanza Creek Energy, Inc. 5.75%, 2/01/23		23	21,965
6.75%, 4/15/21		14	14,035
California Resources Corp. 5.00%, 1/15/20(a)		40	40,600
5.50%, 9/15/21(a)		39	39,780
6.00%, 11/15/24(a)		44	44,880
Chesapeake Energy Corp. 2.50%, 5/15/37(e)		60	59,475
4.875%, 4/15/22		20	20,455
6.875%, 11/15/20		60	68,550
Cimarex Energy Co. 4.375%, 6/01/24		20	20,325
Denbury Resources, Inc. 4.625%, 7/15/23		20	18,475
5.50%, 5/01/22		40	39,400
Energy Transfer Equity LP 5.875%, 1/15/24		20	21,000
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		10	9,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		40	41,600
EXCO Resources, Inc. 8.50%, 4/15/22		25	21,750
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22(a)		50	49,500
Halcon Resources Corp. 8.875%, 5/15/21		17	13,940
9.75%, 7/15/20		23	19,190
Hiland Partners LP/Hiland Partners Finance Corp. 5.50%, 5/15/22(a)		10	9,850
7.25%, 10/01/20(a)		40	42,300
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		30	28,200
Jones Energy Holdings LLC/Jones Energy Finance Corp. 6.75%, 4/01/22(a)		37	35,335
Jupiter Resources, Inc. 8.50%, 10/01/22(a)		46	40,595
Key Energy Services, Inc. 6.75%, 3/01/21		34	30,260

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kinder Morgan Finance Co. LLC 5.70%, 1/05/16	U.S.$	90	$94,050
Kinder Morgan, Inc./DE Series G 7.80%, 8/01/31		10	12,300
Kodiak Oil & Gas Corp. 5.50%, 2/01/22		20	20,400
Laredo Petroleum, Inc. 7.375%, 5/01/22		30	31,200
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21		5	4,850
6.625%, 12/01/21(a)		5	4,850
8.00%, 12/01/20		10	10,075
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		120	110,400
6.50%, 9/15/21		19	17,385
Memorial Resource Development Corp. 5.875%, 7/01/22(a)		52	50,700
Oasis Petroleum, Inc. 6.875%, 3/15/22		30	31,200
Offshore Group Investment Ltd. 7.50%, 11/01/19		30	25,575
Pacific Drilling SA 5.375%, 6/01/20(a)		50	44,719
Paragon Offshore PLC 7.25%, 8/15/24(a)		60	45,900
PHI, Inc. 5.25%, 3/15/19		30	29,636
Precision Drilling Corp. 6.50%, 12/15/21		20	20,500
QEP Resources, Inc. 5.375%, 10/01/22		80	78,800
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		30	29,775
5.00%, 10/01/22		35	35,700
5.50%, 4/15/23		20	20,700
Rosetta Resources, Inc. 5.875%, 6/01/24		30	28,800
RSP Permian, Inc. 6.625%, 10/01/22(a)		9	8,976
Sabine Pass Liquefaction LLC 5.625%, 2/01/21		100	104,750
5.75%, 5/15/24(a)		100	103,375
Sanchez Energy Corp. 6.125%, 1/15/23(a)		48	45,720
7.75%, 6/15/21		20	20,400
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		40	42,000
SM Energy Co. 5.00%, 1/15/24		20	18,700

20	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southern Star Central Corp. 5.125%, 7/15/22(a)	U.S.$	20	$20,300
Tervita Corp. 8.00%, 11/15/18(a)		30	28,800
10.875%, 2/15/18(a)		20	18,200
Triangle USA Petroleum Corp. 6.75%, 7/15/22(a)		40	35,000
W&T Offshore, Inc. 8.50%, 6/15/19		30	29,250
Whiting Petroleum Corp. 5.00%, 3/15/19		20	20,700

			2,211,800

Other Industrial – 1.4%
General Cable Corp. 4.50%, 11/15/29(e)(f)		17	11,231
5.75%, 10/01/22		20	17,600
Interline Brands, Inc. 10.00% (10.00% Cash or 10.75% PIK), 11/15/18(d)		30	31,275
Laureate Education, Inc. 9.75%, 9/01/19(a)		70	72,100
Modular Space Corp. 10.25%, 1/31/19(a)		30	30,600
NANA Development Corp. 9.50%, 3/15/19(a)		60	56,400
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		30	28,800
13.00% (5.00% Cash and 8.00% PIK), 3/15/18(d)		21	22,149
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		17	17,552

			287,707

Services – 0.7%
ADT Corp. (The) 4.125%, 4/15/19		20	19,825
6.25%, 10/15/21		20	21,000
IHS, Inc. 5.00%, 11/01/22(a)		15	15,225
Mobile Mini, Inc. 7.875%, 12/01/20		20	21,550
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		30	32,250
ServiceMaster Co. (The) 7.00%, 8/15/20		10	10,575
8.00%, 2/15/20		10	10,675

			131,100

Technology – 5.4%
Audatex North America, Inc. 6.00%, 6/15/21(a)		10	10,575
6.125%, 11/01/23(a)		10	10,600

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avaya, Inc.
7.00%, 4/01/19(a)	U.S.$	35	$34,388
10.50%, 3/01/21(a)		70	61,250
Blackboard, Inc. 7.75%, 11/15/19(a)		15	15,150
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		60	57,450
Brightstar Corp. 9.50%, 12/01/16(a)		90	94,743
CDW LLC/CDW Finance Corp. 6.00%, 8/15/22		13	13,715
8.50%, 4/01/19		49	51,940
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		55	62,012
Ceridian LLC 8.875%, 7/15/19(a)		35	38,675
CommScope, Inc. 5.50%, 6/15/24(a)		10	10,113
First Data Corp. 6.75%, 11/01/20(a)		20	21,500
7.375%, 6/15/19(a)		80	84,700
8.25%, 1/15/21(a)		20	21,700
11.75%, 8/15/21		30	35,175
12.625%, 1/15/21		45	54,337
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(d)		20	20,250
Infor US, Inc. 9.375%, 4/01/19		35	38,062
Iron Mountain, Inc. 5.75%, 8/15/24		30	30,600
Micron Technology, Inc. 5.50%, 2/01/25(a)		26	26,325
Numericable Group SA 6.00%, 5/15/22(a)		200	204,500
Sensata Technologies BV 6.50%, 5/15/19(a)		40	41,800
SunGard Data Systems, Inc. 7.625%, 11/15/20		40	42,650

			1,082,210

Transportation - Airlines – 0.1%
Air Canada 8.75%, 4/01/20(a)		20	21,856

Transportation - Services – 0.4%
Hertz Corp. (The) 5.875%, 10/15/20		20	20,150
6.75%, 4/15/19		53	55,253

			75,403

			11,748,025

22	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 11.1%
Banking – 5.9%
ABN AMRO Bank NV 4.31%, 3/10/16(g)	EUR	50	$63,441
Ally Financial, Inc. 8.00%, 12/31/18-11/01/31	U.S.$	80	96,175
Bank of America Corp. Series U 5.20%, 6/01/23(g)		22	20,405
Series X 6.25%, 9/05/24(g)		50	49,937
Bank of Ireland 10.00%, 7/30/16(a)	EUR	100	135,372
Barclays Bank PLC 6.86%, 6/15/32(a)(g)	U.S.$	30	33,225
BBVA International Preferred SAU 4.952%, 9/20/16(a)(g)	EUR	50	63,308
BNP Paribas SA 5.186%, 6/29/15(a)(g)	U.S.$	50	50,500
Citigroup, Inc. 5.95%, 1/30/23(g)		46	45,712
Credit Agricole SA 7.589%, 1/30/20(g)	GBP	50	88,355
HT1 Funding GmbH 6.352%, 6/30/17(g)	EUR	40	50,377
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(g)	U.S.$	35	37,712
Macquarie Capital Funding LP/Jersey 6.177%, 4/15/20(g)	GBP	50	78,341
Novo Banco SA 3.875%, 1/21/15	EUR	50	62,188
RBS Capital Trust C 4.243%, 1/12/16(g)		40	49,625
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(g)	U.S.$	100	105,750
Societe Generale SA 5.922%, 4/05/17(a)(g)		100	105,500
Zions Bancorporation 5.65%, 11/15/23		10	10,287
5.80%, 6/15/23(g)		20	19,100

			1,165,310

Brokerage – 0.4%
E*TRADE Financial Corp. 6.375%, 11/15/19		30	31,988
6.75%, 6/01/16		20	21,250
GFI Group, Inc. 10.375%, 7/19/18		20	23,725

			76,963

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 3.3%
Artsonig Pty Ltd. 11.50% (11.5% Cash or 12.00% PIK), 4/01/19(a)(d)	U.S.$	21	$20,112
CIT Group, Inc. 5.25%, 3/15/18		95	100,225
Creditcorp 12.00%, 7/15/18(a)		20	20,400
Enova International, Inc. 9.75%, 6/01/21(a)		40	40,700
International Lease Finance Corp. 5.875%, 4/01/19		70	75,425
8.25%, 12/15/20		55	66,000
8.75%, 3/15/17		20	22,500
8.875%, 9/01/17		40	46,000
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(a)		37	41,162
Navient Corp. 4.625%, 9/25/17		20	20,350
4.875%, 6/17/19		50	50,750
8.00%, 3/25/20		80	91,800
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		60	58,500

			653,924

Insurance – 0.8%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		30	31,650
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		40	46,400
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21(a)		20	20,850
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		40	46,800
WellCare Health Plans, Inc. 5.75%, 11/15/20		20	20,596

			166,296

Other Finance – 0.7%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		10	7,150
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		30	22,575
FTI Consulting, Inc. 6.75%, 10/01/20		30	31,650
Gardner Denver, Inc. 6.875%, 8/15/21(a)		21	21,892
Harbinger Group, Inc. 7.75%, 1/15/22		10	10,150
7.875%, 7/15/19		20	21,650

24	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Speedy Group Holdings Corp. 12.00%, 11/15/17(a)	U.S.$	30	$29,475

			144,542

			2,207,035

Utility – 3.3%
Electric – 3.3%
AES Corp./VA 4.875%, 5/15/23		20	19,950
7.375%, 7/01/21		55	62,752
Calpine Corp. 5.75%, 1/15/25		10	10,125
5.875%, 1/15/24(a)		45	48,375
7.875%, 1/15/23(a)		18	19,935
DPL, Inc. 6.75%, 10/01/19(a)		20	20,650
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 6.75%, 11/01/19(a)		45	46,575
7.375%, 11/01/22(a)		65	68,738
7.625%, 11/01/24(a)		40	42,400
FirstEnergy Corp. Series A 2.75%, 3/15/18		20	20,206
Series C 7.375%, 11/15/31		20	23,764
GenOn Energy, Inc. 7.875%, 6/15/17		40	40,500
9.50%, 10/15/18		60	62,550
NRG Energy, Inc. 6.25%, 5/01/24(a)		9	9,293
6.25%, 7/15/22		6	6,270
6.625%, 3/15/23		13	13,715
7.875%, 5/15/21		50	54,250
NRG Yield Operating LLC 5.375%, 8/15/24(a)		12	12,480
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		20	20,275
PPL Energy Supply LLC 4.60%, 12/15/21		20	18,854
6.50%, 5/01/18		10	10,856
RJS Power Holdings LLC 5.125%, 7/15/19(a)		30	29,850

			662,363

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
CITGO Petroleum Corp. 6.25%, 8/15/22(a)		29	29,507

Total Corporates - Non-Investment Grade (cost $14,863,358)			14,646,930

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 5.4%
Financial Institutions – 4.5%
Banking – 2.7%
Credit Suisse AG 6.50%, 8/08/23(a)	U.S.$	200	$220,522
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)(g)		35	52,238
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(g)		20	18,950
Series R 6.00%, 8/01/23(g)		20	19,825
Series S 6.75%, 2/01/24(g)		7	7,410
Nationwide Building Society 6.00%, 12/15/16(g)	GBP	40	65,903
Standard Chartered PLC 6.409%, 1/30/17(a)(g)	U.S.$	100	104,625
Wells Fargo & Co. Series S 5.90%, 6/15/24(g)		55	56,545

			546,018

Finance – 0.5%
Aviation Capital Group Corp. 4.625%, 1/31/18(a)		10	10,421
GE Capital Trust III 6.50%, 9/15/67(a)	GBP	50	85,585

			96,006

Insurance – 0.6%
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)	U.S.$	50	58,036
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		20	30,824
Prudential Financial, Inc. 5.625%, 6/15/43		40	41,500

			130,360

REITS – 0.7%
DDR Corp. 7.875%, 9/01/20		40	49,660
EPR Properties 7.75%, 7/15/20		40	48,318
Senior Housing Properties Trust 6.75%, 12/15/21		30	34,337

			132,315

			904,699

Industrial – 0.9%
Basic – 0.4%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.75%, 2/01/22		50	55,375

26	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Momentive Performance Materials, Inc. 3.88%, 10/24/21	U.S.$	40	$34,600

			89,975

Communications - Telecommunications – 0.2%
Embarq Corp. 7.995%, 6/01/36		30	33,300

Consumer Non-Cyclical – 0.1%
Forest Laboratories, Inc. 5.00%, 12/15/21(a)		10	10,715

Energy – 0.2%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		20	21,850
Transocean, Inc. 6.80%, 3/15/38		20	18,735

			40,585

			174,575

Total Corporates - Investment Grade (cost $1,107,084)			1,079,274

		Shares
COMMON STOCKS – 2.2%
ADT Corp. (The)		650	23,296
Beazer Homes USA, Inc.(b)		830	14,882
Community Health Systems, Inc.(b)		270	14,842
Crown Castle International Corp.		480	37,498
DISH Network Corp. – Class A(b)		310	19,731
eDreams ODIGEO SL(b)		5,140	13,436
General Motors Co.		760	23,864
Isle of Capri Casinos, Inc.(b)		1,650	12,260
Las Vegas Sands Corp.		450	28,017
LifePoint Hospitals, Inc.(b)		720	50,400
LyondellBasell Industries NV – Class A		220	20,159
Nortek, Inc.(b)		280	23,318
Orbitz Worldwide, Inc.(b)		4,200	34,734
Quicksilver Resources, Inc.(b)		1,300	711
Salix Pharmaceuticals Ltd.(b)		90	12,946
SBA Communications Corp. – Class A(b)		520	58,412
Townsquare Media, Inc. – Class A(b)		2,600	32,786
Travelport Worldwide Ltd.(b)		1,430	20,663

Total Common Stocks (cost $438,696)			441,955

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	27

Portfolio of Investments

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 1.8%
Financial Institutions – 1.7%
Banking – 1.2%
GMAC Capital Trust I 8.125%		2,000	$53,460
Goldman Sachs Group, Inc. (The) Series J 5.50%		1,550	37,092
Morgan Stanley 6.875%		2,000	53,040
Royal Bank of Scotland Group PLC Series M 6.40%		2,000	49,160
US Bancorp/MN Series F 6.50%		2,000	58,620

			251,372

REITS – 0.5%
Health Care REIT, Inc. Series J 6.50%		1,000	25,890
Kimco Realty Corp. Series I 6.00%		1,000	25,470
National Retail Properties, Inc. Series D 6.625%		1,000	25,970
Public Storage Series W 5.20%		1,000	22,980

			100,310

			351,682

Industrial – 0.1%
Consumer Cyclical - Other – 0.1%
Hovnanian Enterprises, Inc. 7.625%		1,000	15,210

Total Preferred Stocks (cost $363,970)			366,892

		Principal Amount (000)
BANK LOANS – 1.6%
Industrial – 0.8%
Consumer Cyclical - Automotive – 0.2%
TI Group Automotive Systems LLC 4.25%, 7/02/21(h)	U.S.$	30	29,626

28	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Co., Inc.(fka Harrah’s Operating Co., Inc.) 6.99%, 3/01/17(h)	U.S.$	27	$24,162

Consumer Non-Cyclical – 0.3%
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(h)		6	5,876
Grifols Worldwide Operations Ltd. 3.15%, 2/27/21(h)		10	9,841
Pharmedium Healthcare Corp. 7.75%, 1/28/22(h)		40	39,900

			55,617

Other Industrial – 0.2%
Atkore International, Inc. 7.75%, 10/09/21(h)		25	24,563
Orbitz Worldwide, Inc. 4.50%, 4/15/21(h)		20	19,755

			44,318

			153,723

Utility – 0.7%
Electric – 0.7%
Energy Future Intermediate Holding Co., LLC (EFIH Finance, Inc.) 4.25%, 6/19/16(h)		150	149,625

Financial Institutions – 0.1%
Other Finance – 0.1%
Travelport Finance (Luxembourg) S.À.r.l. 6.00%, 9/02/21(h)		23	23,408

Total Bank Loans (cost $329,929)			326,756

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.3%
GSE Risk Share Floating Rate – 1.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.302%, 7/25/23(h)		50	60,888
Series 2013-DN2, Class M2 4.402%, 11/25/23(h)		50	51,393
Federal National Mortgage Association Series 2013-C01, Class M2 5.402%, 10/25/23(h)		50	55,372
Series 2014-C01, Class M2 4.552%, 1/25/24(h)		50	52,386
Series 2014-C02, Class 2M2 2.752%, 5/25/24(h)		15	13,494

			233,533

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36	U.S.$	33	$28,814

Total Collateralized Mortgage Obligations (cost $279,671)			262,347

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.2%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.508%, 7/10/47(a)		50	45,982
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.949%, 1/10/47(a)		100	95,663
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.887%, 1/15/47(a)		100	96,513

Total Commercial Mortgage-Backed Securities (cost $243,199)			238,158

EMERGING MARKETS - CORPORATE BONDS – 0.9%
Industrial – 0.9%
Capital Goods – 0.4%
CEMEX Espana SA/Luxembourg 9.25%, 5/12/20(a)		70	75,075

Consumer Non-Cyclical – 0.5%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		100	105,625

Total Emerging Markets - Corporate Bonds (cost $181,676)			180,700

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Hungary – 0.4%
Hungary Government International Bond 6.375%, 3/29/21 (cost $68,152)		60	68,093

GOVERNMENTS - TREASURIES – 0.2%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17 (cost $48,694)	BRL	110	42,521

30	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.2%
Argentina – 0.1%
Argentina Boden Bonds 7.00%, 10/03/15	U.S.$	30	$28,133

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27		20	13,300

Total Emerging Markets - Sovereigns (cost $46,702)			41,433

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Canada – 0.1%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)		30	30,975

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		10	10,251

Total Governments - Sovereign Agencies (cost $40,310)			41,226

		Contracts
OPTIONS PURCHASED - CALLS – 0.2%
Options on Funds and Investment Trusts – 0.2%
iShares Russell 20 ETF Expiration: Nov 2014, Exercise Price: $ 117.00(b)(i)		80	12,643
iShares iBoxx High Yield Corporate Bond ETF Expiration: Nov 2014, Exercise Price: $ 93.00(b)(i)		166	5,810
iShares iBoxx High Yield Corporate Bond ETF Expiration: Dec 2014, Exercise Price: $ 93.00(b)(i)		98	5,390
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 198.00(b)(i)		23	11,063
SPDR S&P Oil & Gas Expiration: Dec 2014, Exercise Price: $ 69.00(b)(i)		74	2,627

			37,533

Options on Equities – 0.0%
ORBITZ Worldwide Expiration: Nov 2014, Exercise Price: $ 10.00(b)(i)		100	1,750

Total Options Purchased - Calls (premiums paid $28,460)			39,283

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	31

Portfolio of Investments

Company		Notional Amount (000)	U.S. $ Value

OPTIONS PURCHASED - PUTS – 0.1%
Swaptions – 0.1%
CDX-NAHY Series 23, 5 Year Index RTP, Bank of America, NA (Buy Protection) Expiration: Nov 2014, Exercise Rate: 1.04%(b)	U.S.$	1,600	$1,819
CDX-NAHY Series 23, 5 Year Index RTP, Bank of America, NA (Buy Protection) Expiration: Nov 2014, Exercise Rate: 1.06%(b)		1,600	5,935
CDX-NAHY Series 23, 5 Year Index RTP, Goldman Sachs International (Buy Protection) Expiration: Dec 2014, Exercise Rate: 1.03%(b)		560	1,945

			9,699

		Contracts
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 180.00(b)(i)		48	504
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 185.00(b)(i)		34	612
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 193.00(b)(i)		31	1,689
SPDR S&P 500 ETF Trust Expiration: Nov 2014, Exercise Price: $ 184.00(b)(i)		16	256

			3,061

Options on Equities – 0.0%
Best of SPY TLT Expiration: Dec 2014, Exercise Price: $ 100.00(b)(i)		570	180

		Shares
Total Options Purchased - Puts (premiums paid $40,298)			12,940

WARRANTS – 0.0%
Peugeot SA, expiring 4/29/17(b) (cost $5,349)		2,300	3,488

SHORT-TERM INVESTMENTS – 9.5%
Investment Companies – 9.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%,(j)(k) (cost $1,840,889)		1,840,889	1,840,889

32	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Time Deposits – 0.3%
BBH, Grand Cayman
0.03%, 11/03/14	U.S.$	6	$5,737
0.337%, 11/03/14	CAD	6	5,344
4.064%, 11/03/14	ZAR	2	136
Wells Fargo, Grand Cayman 0.091%, 11/03/14	GBP	25	40,042

Total Time Deposits (cost $51,647)			51,259

Total Short-Term Investments (cost $1,892,536)			1,892,148

Total Investments – 98.6% (cost $19,978,084)			19,684,144
Other assets less liabilities – 1.4%			278,547

Net Assets – 100.0%			$19,962,691

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
S&P 500 E-Mini Futures	1	December 2014	$98,063	$100,570	$(2,507)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	USD	0	*	TRY	0	*	11/13/14	$5
Brown Brothers Harriman & Co.	GBP	102		USD	162		11/14/14	637
Brown Brothers Harriman & Co.	USD	81		GBP	51		11/14/14	(86)
Brown Brothers Harriman & Co.	CAD	62		USD	55		11/21/14	272
Brown Brothers Harriman & Co.	EUR	610		USD	771		11/21/14	7,490
Brown Brothers Harriman & Co.	USD	179		EUR	141		11/21/14	(2,189)
Brown Brothers Harriman & Co.	USD	47		SEK	341		12/04/14	(1,196)
Brown Brothers Harriman & Co.	JPY	5,658		USD	53		12/05/14	2,961
Brown Brothers Harriman & Co.	AUD	85		USD	75		12/12/14	(127)
Brown Brothers Harriman & Co.	NZD	64		USD	51		12/19/14	1,036
Goldman Sachs Bank USA	BRL	108		USD	44		11/04/14	599
Goldman Sachs Bank USA	USD	43		BRL	108		11/04/14	(35)
Goldman Sachs Bank USA	USD	0	*	IDR	4,470		11/21/14	5
Goldman Sachs Bank USA	BRL	108		USD	43		12/02/14	61
JPMorgan Chase Bank	GBP	209		USD	337		11/14/14	2,470
Royal Bank of Scotland PLC	BRL	108		USD	44		11/04/14	904
Royal Bank of Scotland PLC	USD	44		BRL	108		11/04/14	(599)

								$12,208

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	33

Portfolio of Investments

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares Russell 2000 ETF(i)	80	$119.00	November 2014	$5,917	$(5,917)
SPDR S&P 500 ETF Trust(i)	23	201.00	November 2014	2,069	(6,233)

				$7,986	$(12,150)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(i)	16	$178.00	November 2014	$2,479	$(144)
SPDR S&P 500 ETF Trust(i)	31	188.00	November 2014	1,828	(791)

				$4,307	$(935)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put –CDX-NAHY-23, 5 Year Index	Bank of America, NA	Sell	105%	11/19/14	$3,200	$7,680	$(6,479)
Put –CDX-NAHY-23, 5 Year Index	Goldman Sachs International	Sell	100	12/17/14	560	1,652	(857)

						$9,332	$(7,336)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	(5.00)%	3.15%	$990		$(79,720)		$(30,683)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.15	572		46,035		19,587
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.15	279		22,456		8,643
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.15	139		11,229		4,322

				$	– 0	–	$1,869

*	Termination date

34	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International:
Western Union Co., 3.65%, 8/22/18, 9/20/17*	(1.00)%	0.59%		$60	$(710)	$(769)	$59

Sale Contracts
Bank of America, NA:
KB Home, 9.10%, 9/15/17, 9/20/19*	5.00	3.03		30	2,727	2,326	401
Barclays Bank PLC:
Altice Finco S.A., 9.00%, 6/15/23, 12/20/19*	5.00	4.50	EUR	40	1,411	2,093	(682)
Credit Suisse International:
Western Union Co., 3.65%, 8/22/18, 9/20/19*	1.00	1.35		$40	(666)	(544)	(122)
Goldman Sachs International:
Convatec Healthcare E S.A., 10.875%, 12/15/18, 9/20/19*	5.00	1.63	EUR	50	10,216	9,738	478
NXP B.V., 5.75%, 2/15/21, 9/20/19*	5.00	1.78		40	7,781	7,130	651
JPMorgan Chase Bank, NA:
Virgin Media Finance PLC, 7.00%, 4/15/23, 9/20/19*	5.00	2.14		60	10,318	7,323	2,995
Wind Acquisition Finance S.A., 11.75%, 7/15/17, 9/20/19*	5.00	4.26		70	3,193	6,164	(2,971)
Morgan Stanley & Co. International PLC:
AK Steel Corp., 7.625%, 5/15/20, 9/20/19*	5.00	5.62		$30	(664)	355	(1,019)
American Axle & Manufacturing, 6.625%, 10/15/22, 9/20/19*	5.00	2.60		50	5,590	5,391	199
Amkor Technology, Inc., 7.375%, 5/1/18, 9/20/19*	5.00	3.28		20	1,589	2,252	(663)
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/19*	5.00	2.82		40	4,061	4,949	(888)
DISH DBS Corp., 6.75%, 6/1/21, 9/20/19*	5.00	1.76		160	24,458	22,170	2,288

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	35

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Freescale Semiconductor, Inc., 8.05%, 2/1/20, 9/20/19*	5.00%	3.01%		$80	$7,342	$7,237	$105
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 9/20/19*	5.00	2.62		60	6,631	6,813	(182)
Levi Strauss & Co., 7.625%, 5/15/20, 9/20/19*	5.00	2.71		50	5,332	5,870	(538)
MGM Resorts International, 7.625%, 1/15/17, 9/20/19*	5.00	2.54		160	18,340	16,870	1,470
Sanmina Corp., 7.00%, 5/15/19, 9/20/19*	5.00	2.39		40	4,869	3,708	1,161
Telecome Italia SpA, 5.375%, 1/29/19, 9/20/19*	1.00	1.83	EUR	80	(3,873)	(4,395)	522
U.S. Steel Corp., 6.65%, 6/1/37, 9/20/19*	5.00	2.52		$40	4,637	2,220	2,417

					$112,582	$106,901	$5,681

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Referenced Obligation
Goldman Sachs International
iBoxx $ Liquid High Yield Total Return Index	867	0.233%	USD	198	12/20/14	$6,268
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Total Return Index	851	0.231		200	12/20/14	459
Morgan Stanley & Co. International PLC
iBoxx $ Liquid High Yield Total Return Index	857	0.121		200	12/22/14	1,966

						$8,693

36	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio of Investments

*	Contract amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $6,511,756 or 32.6% of net assets.

(b)	Non-income producing security.

(c)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Momentive Performance Materials, Inc. 8.875%, 10/15/20	7/16/14	$	– 0	–	$	– 0	–	0.00%

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2014.

(e)	Convertible security.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2014.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Floating Rate Security. Stated interest rate was in effect at October 31, 2014.

(i)	One contract relates to 100 shares.

(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

NZD – New Zealand Dollar

SEK – Swedish Krona

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

Glossary:

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

SPY – SPDR Trust Series I

TLT – iShares Barclays 20 Year Treasury Bond Fund

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	37

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $18,137,195)	$17,843,255
Affiliated issuers (cost $1,840,889)	1,840,889
Foreign currencies, at value (cost $12,220)	12,227
Due from broker	5,060	(a)
Dividends and interest receivable	301,558
Upfront premiums paid on credit default swaps	112,609
Unamortized offering expense	99,120
Receivable from Adviser	37,603
Receivable for investment securities sold	40,418
Unrealized appreciation on forward currency exchange contracts	16,440
Unrealized appreciation on credit default swaps	12,746
Unrealized appreciation on total return swaps	8,693

Total assets	20,330,618

Liabilities
Payable for investment securities purchased	102,701
Audit and tax fee payable	85,073
Dividends payable	64,388
Custody fee payable	31,115
Options written, at value (premiums received $21,625)	20,421
Offering expenses payable	10,870
Unrealized depreciation on credit default swaps	7,065
Upfront premiums received on credit default swaps	5,708
Unrealized depreciation on forward currency exchange contracts	4,232
Payable for terminated credit default swaps	3,524
Transfer Agent fee payable	1,519
Payable for variation margin on exchange-traded derivatives	1,140
Distribution fee payable	21
Accrued expenses and other liabilities	30,150

Total Liabilities	367,927

Net Assets	$19,962,691

Composition of Net Assets
Capital stock, at par	$2,015
Additional paid-in capital	20,137,506
Undistributed net investment income	64,724
Accumulated net realized gain on investment and foreign currency transactions	26,125
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(267,679)

	$19,962,691

(a)	Represents amount on deposit at broker as collateral for open derivatives contracts.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$29,114	2,939	$9.91	*

C	$9,910	1,000	$9.91

Advisor Class	$136,644	13,791	$9.91

R	$9,910	1,000	$9.91

K	$9,910	1,000	$9.91

I	$19,757,293	1,994,000	$9.91

Z	$9,910	1,000	$9.91

*	The maximum offering price per share for Class A shares was $10.35 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from July 15, 2014* to October 31, 2014

Investment Income
Interest	$232,015
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $23)	7,503
Affiliated issuers	868	$240,386

Expenses
Advisory fee (see Note B)	35,279
Distribution fee—Class A	14
Distribution fee—Class C	29
Distribution fee—Class R	15
Distribution fee—Class K	8
Transfer agency—Class A	2,436
Transfer agency—Class C	1,517
Transfer agency—Advisor Class	1,679
Transfer agency—Class R	2
Transfer agency—Class K	1
Transfer agency—Class I	1,171
Transfer agency—Class Z	1
Audit and tax	85,073
Amortization of offering expenses	41,653
Custodian	31,115
Administrative	19,919
Legal	11,984
Printing	11,453
Registration fees	4,846
Directors’ fees	2,165
Miscellaneous	6,372

Total expenses	256,732
Less: expenses waived and reimbursed by the Adviser (see Note B)	(209,617)

Net expenses		47,115

Net investment income		193,271

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		18,553
Swaps		10,247
Futures		(2)
Options written		(2,363)
Foreign currency transactions		68,605
Net change in unrealized appreciation/depreciation of:
Investments		(293,940)
Swaps		16,243
Futures		(2,507)
Options written		1,204
Foreign currency denominated assets and liabilities		11,321

Net loss on investment and foreign currency transactions		(172,639)

Net Increase in Net Assets from Operations		$20,632

*	Commencement of operations.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

July 15, 2014* to October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$193,271
Net realized gain on investment and foreign currency transactions	95,040
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(267,679)

Net increase in net assets from operations	20,632
Dividends to Shareholders from
Net investment income
Class A	(192)
Class C	(72)
Advisor Class	(202)
Class R	(87)
Class K	(94)
Class I	(203,083)
Class Z	(102)
Capital Stock Transactions
Net increase	20,145,891
Total increase	19,962,691

Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $64,724)	$19,962,691

*	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	41

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio, the Government Reserves Portfolio, the Tax-Aware Fixed Income Portfolio, the AllianceBernstein Credit Long/Short Portfolio and the High Yield Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, the AllianceBernstein Credit Long/Short Portfolio and the AllianceBernstein High Yield Portfolio, which are non-diversified. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. The Credit Long/Short Portfolio commenced operations on May 7, 2014. The High Yield Portfolio commenced operations on July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the High Yield Portfolio (the “Portfolio”). The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 are not currently being offered. As of October 31, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class C, Class R, Class K, Class I and Class Z shares. Class A shares are sold with a front end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

42	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	43

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

44	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	45

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$14,439,196		$207,734	^	$14,646,930
Corporates – Investment Grade		– 0	–	1,044,674		34,600		1,079,274
Common Stocks		441,955		– 0	–	– 0	–	441,955
Preferred Stocks		366,892		– 0	–	– 0	–	366,892
Bank Loans		– 0	–	– 0	–	326,756		326,756
Collateralized Mortgage Obligations		– 0	–	– 0	–	262,347		262,347
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	238,158		238,158
Emerging Markets – Corporate Bonds		– 0	–	180,700		– 0	–	180,700
Governments – Sovereign Bonds		– 0	–	68,093		– 0	–	68,093
Governments – Treasuries		– 0	–	42,521		– 0	–	42,521
Emerging Markets – Sovereigns		– 0	–	41,433		– 0	–	41,433
Governments – Sovereign Agencies		– 0	–	41,226		– 0	–	41,226
Options Purchased – Calls		– 0	–	39,283		– 0	–	39,283
Options Purchased – Puts		– 0	–	12,940		– 0	–	12,940
Warrants		3,488		– 0	–	– 0	–	3,488
Short-Term Investments:
Investment Companies		1,840,889		– 0	–	– 0	–	1,840,889
Time Deposits		– 0	–	51,259		– 0	–	51,259

Total Investments in Securities		2,653,224		15,961,325		1,069,595		19,684,144
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	12,746		– 0	–	12,746
Centrally Cleared Credit Default Swaps		– 0	–	32,552		– 0	–	32,552 †
Forward Currency Exchange Contracts		– 0	–	16,440		– 0	–	16,440
Total Return Swaps		– 0	–	8,693		– 0	–	8,693
Liabilities
Credit Default Swaps		– 0	–	(7,065)		– 0	–	(7,065)
Centrally Cleared Credit Default Swaps		– 0	–	(30,683)		– 0	–	(30,683)†
Futures		(2,507)		– 0	–	– 0	–	(2,507)†
Forward Currency Exchange Contracts		– 0	–	(4,232)		– 0	–	(4,232)
Call Options Written		– 0	–	(12,150)		– 0	–	(12,150)
Put Options Written		– 0	–	(935)		– 0	–	(935)
Credit Default Swaptions Written		– 0	–	(7,336)		– 0	–	(7,336)

Total**		$2,650,717		$15,969,355		$1,069,595		$19,689,667

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include written options and swaptions which are valued at market value.

46	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

**	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade			Corporates - Investment Grade			Bank Loans			Collateralized Mortgage Obligations
Balance as of 07/15/14*	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/ (premiums)		(1,147)			(2)			(74)			(2,082)
Realized gain (loss)		– 0	–		– 0	–		(171)			(2,758)
Change in unrealized appreciation/depreciation		(4,954)			(7,389)			(3,172)			(17,324)
Purchases		213,835			41,991			364,432			317,541
Sales/Paydown		– 0	–		– 0	–		(34,259)			(33,030)
Transfers into Level 3		– 0	–		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–		– 0	–

Balance as of 10/31/14		$207,734			$34,600			$326,756			$262,347

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14**		$(4,954)			$(7,389)			$(3,172)			$(17,324)

	Commercial Mortgage-Backed Securities			Totals
Balance as of 07/15/14*	$	– 0	–	$	– 0	–
Accrued discounts/ (premiums)		58			(3,247)
Realized gain (loss)		– 0	–		(2,929)
Change in unrealized appreciation/depreciation		(5,041)			(37,880)
Purchases		243,141			1,180,940
Sales/Paydown		– 0	–		(67,289)
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 10/31/14		$238,158			$1,069,595	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14**		$(5,041)			$(37,880)

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	47

Notes to Financial Statements

*	Commencement of operations.

+	There were no transfers into or out of Level 3 during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2014 all Level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior day for all securties that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

48	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a prorate basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	49

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $140,773 were deferred and amortized on a straight line basis over a one year period starting from July 15, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.05%, 1.80%, .80%, 1.30%, 1.05%, .80%, and .80% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively.

Under the agreement, any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentages set forth in the preceding paragraph. This fee waiver and/or expense reimbursement agreement may not be terminated by the Adviser before July 15, 2015. For the period ended October 31, 2014, such waiver/reimbursement amounted to $189,698.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended October 31, 2014, the Adviser voluntarily agreed to waive such fees in the amount of $19,919.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $6,000 for the period ended October 31, 2014.

50	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $49 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended October 31, 2014.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended October 31, 2014 is as follows:

Market Value July 15, 2014* (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$ – 0	–	$20,429	$18,588	$1,841	$1

*	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended October 31, 2014 amounted to $4,015, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $4 for Class K shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	51

Notes to Financial Statements

is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2014, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$18,716,812		$752,963
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, swaps, and futures) are as follows:

Cost	$19,978,357

Gross unrealized appreciation	$112,491
Gross unrealized depreciation	(406,704)

Net unrealized depreciation	$(294,213)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

52	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended October 31, 2014, the Portfolio held foreign-currency exchange contracts for non-hedging purposes.

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a future, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended October 31, 2014, the Portfolio held futures for hedging and non-hedging purposes.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	53

Notes to Financial Statements

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

54	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

During the period ended October 31, 2014, the Portfolio held purchased options for hedging purposes.

During the period ended October 31, 2014, the Portfolio held written options for hedging purposes.

During the period ended October 31, 2014, the Portfolio held purchased swaptions for hedging purposes.

During the period ended October 31, 2014, the Portfolio held written swaptions for hedging purposes.

For the period ended October 31, 2014, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 7/15/14*	– 0	–	– 0	–
Options written	303		17,673
Options expired	(36)		(1,511)
Options bought back	(117)		(3,869)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/14	150		$12,293

For the period ended October 31, 2014, the Portfolio had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 7/15/14*	– 0	–	– 0	–
Swaptions written	6,462,535		13,816
Swaptions expired	(2,702,535)		(4,484)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/14	3,760,000		$9,332

*	Commencement of operations.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	55

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps,

56	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2014, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $1,030,000.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	57

Notes to Financial Statements

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the period ended October 31, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended October 31, 2014, the Portfolio held total return swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that

58	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014 the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$16,440		Unrealized depreciation on forward currency exchange contracts	$4,232

Credit contracts	Unrealized appreciation on credit default swaps	12,746		Unrealized depreciation on credit default swaps	7,065

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	32,552	*	Receivable/Payable for variation margin on exchange-traded derivatives	30,683	*

Credit contracts	Investments in securities, at value	9,699		Options written, at value	7,336

Interest Rate contracts	Unrealized appreciation on total return swaps	8,693

Interest Rate contracts	Investment in securities, at value	11,200

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	59

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$2,507	*

Equity contracts	Investment in securities, at value	$31,324	Options written, at value	13,085

Total		$122,654		$64,908

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$69,995	$12,208

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(4,624)	– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(8,922)	(3,621)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$7,291	$7,550

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	4,484	1,995

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0 –	4,778

Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	2,956	8,693

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2)	(2,507)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	34,210	(17,692)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	(6,847)	(791)

Total		$98,541	$10,613

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	61

Notes to Financial Statements

The following table represents the volume of the Portfolio’s derivative transactions during the period ended October 31, 2014:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$990,000	(a)
Average notional amount of sale contracts	$990,000	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$60,000	(b)
Average notional amount of sale contracts	$1,349,202	(c)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$427,448	(c)
Average principal amount of sale contracts	$1,575,280	(c)

Futures:
Average notional amount of sale contracts	$98,063	(a)

Total Return Swaps:
Average notional amount	$398,667	(d)

Purchased Options Contracts:
Average monthly cost	$36,371	(c)

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

(c)	Positions were open for four months during the period.

(d)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives at period end were subject to netting arrangements. The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA			Derivatives Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley & Co., LLC*		42,345			(14,225)			– 0	–		– 0	–		28,120

Total		$42,345			$(14,225)		$	– 0	–	$	– 0	–		$28,120

OTC Derivatives:
Bank of America, N.A.		10,481			(6,479)			– 0	–		– 0	–		4,002
Barclays Bank PLC		1,411			– 0	–		– 0	–		– 0	–		1,411
Brown Brothers Harriman & Co.		12,401			(3,598)			– 0	–		– 0	–		8,803
Goldman Sachs Bank USA		665			(35)			– 0	–		– 0	–		630
Goldman Sachs International		26,210			(857)			– 0	–		– 0	–		25,353
JPMorgan Chase Bank, N.A		16,619			– 0	–		– 0	–		– 0	–		16,619

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Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Morgan Stanley & Co. International PLC	$84,815	$(4,537)	$	– 0	–	$	– 0	–	$80,278
Royal Bank of Scotland PLC	904	(599)		– 0	–		– 0	–	305

Total	$153,506	$(16,105)	$	– 0	–	$	– 0	–	$137,401	^

Counterparty	Derivative Liabilities Subject to a MA			Derivatives Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley & Co., LLC*		14,225			(14,225)			– 0	–		– 0	–		– 0	–

Total		$14,225			$(14,225)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, N.A.		6,479			(6,479)			– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.		3,598			(3,598)			– 0	–		– 0	–		– 0	–
Credit Suisse International		1,376			- 0	-		– 0	–		– 0	–		1,376
Goldman Sachs Bank USA		35			(35)			– 0	–		– 0	–		– 0	–
Goldman Sachs International		857			(857)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC		4,537			(4,537)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC		599			(599)			– 0	–		– 0	–		– 0	–

Total		$17,481			$(16,105)		$	– 0	–	$	– 0	–		$1,376	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at October 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	63

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	July 15,2014* to October 31, 2014	July 15,2014* to October 31, 2014

Class A
Shares sold	2,929	$29,153

Shares issued in reinvestment of dividends	10	102

Net increase	2,939	$29,255

Class C
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Advisor Class
Shares sold	13,778	$136,502

Shares issued in reinvestment of dividends	13	124

Net increase	13,791	$136,626

Class R
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class K
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class I
Shares sold	1,994,000	$19,940,002

Net increase	1,994,000	19,940,002

Class Z
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

*	Commencement of operations.

At October 31, 2014, the Adviser owns approximately 99.27% of the Portfolio’s outstanding shares.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium

64	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	65

Notes to Financial Statements

foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended October 31, 2014.

66	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period were as follows:

2014
Distributions paid from:
Ordinary income	$203,832

Total taxable distributions paid	$203,832

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$166,021
Unrealized appreciation/(depreciation)	(279,262	)(a)

Total accumulated earnings/(deficit)	$(113,241	)(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current period, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, options, and futures, reclassifications of paydown gains/losses, and the tax treatment of offering costs resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	67

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
July 15, 2014(a) to October 31,
2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.10)

Net increase in net asset value from operations	.00

Less: Dividends
Dividends from net investment income	(.09)

Net asset value, end of period	$ 9.91

Total Return
Total investment return based on net asset value(d)	0.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%
Expenses, before waivers/reimbursements(e)	49.84%
Net investment income(c)(e)	3.41%
Portfolio turnover rate	5%

See footnote summary on page 74.

68	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
July 15, 2014(a) to October 31,
2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized loss on investment and foreign currency transactions	(.09)

Net decrease in net asset value from operations	(.02)

Less: Dividends
Dividends from net investment income	(.07)

Net asset value, end of period	$ 9.91

Total Return
Total investment return based on net asset value(d)	(0.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.80%
Expenses, before waivers/reimbursements(e)	56.89%
Net investment income(c)(e)	2.28%
Portfolio turnover rate	5%

See footnote summary on page 74.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
July 15, 2014(a) to October 31,
2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.09)

Net increase in net asset value from operations	.01

Less: Dividends
Dividends from net investment income	(.10)

Net asset value, end of period	$ 9.91

Total Return
Total investment return based on net asset value(d)	0.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	0.80%
Expenses, before waivers/reimbursements(e)	33.51%
Net investment income(c)(e)	3.26%
Portfolio turnover rate	5%

See footnote summary on page 74.

70	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
July 15, 2014(a) to October 31,
2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08
Net realized and unrealized loss on investment and foreign currency transactions	(.08)

Net increase in net asset value from operations	.00

Less: Dividends
Dividends from net investment income	(.09)

Net asset value, end of period	$ 9.91

Total Return
Total investment return based on net asset value(d)	(0.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.30%
Expenses, before waivers/reimbursements(e)	4.84%
Net investment income(c)(e)	2.78%
Portfolio turnover rate	5%

See footnote summary on page 74.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
July 15, 2014(a) to October 31,
2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09
Net realized and unrealized loss on investment and foreign currency transactions	(.09)

Net increase in net asset value from operations	.00

Less: Dividends
Dividends from net investment income	(.09)

Net asset value, end of period	$ 9.91

Total Return
Total investment return based on net asset value(d)	0.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%
Expenses, before waivers/reimbursements(e)	4.56%
Net investment income(c)(e)	3.03%
Portfolio turnover rate	5%

See footnote summary on page 74.

72	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
July 15, 2014(a) to October 31,
2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.09)

Net increase in net asset value from operations	.01

Less: Dividends
Dividends from net investment income	(.10)

Net asset value, end of period	$ 9.91

Total Return
Total investment return based on net asset value(d)	0.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,757
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%
Expenses, before waivers/reimbursements(e)	4.27%
Net investment income(c)(e)	3.29%
Portfolio turnover rate	5%

See footnote summary on page 74.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
July 15, 2014(a) to October 31,
2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.09)

Net increase in net asset value from operations	.01

Less: Dividends
Dividends from net investment income	(.10)

Net asset value, end of period	$ 9.91

Total Return
Total investment return based on net asset value(d)	0.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	0.80%
Expenses, before waivers/reimbursements(e)	4.30%
Net investment income(c)(e)	3.28%
Portfolio turnover rate	5%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and Shareholders of AllianceBernstein High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein High Yield Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of October 31, 2014, and the related statements of operations, changes in net assets and financial highlights for the period July 15, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Yield Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc.) at October 31, 2014, and the results of its operations, changes in its net assets and financial highlights for the period July 15, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2014

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	75

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended October 31, 2014. For foreign shareholders, 50.55% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

76	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Ashish C. Shah(2), Vice President

Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc. 1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	77

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

78	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 73 (2014)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, # 72 (2014)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	79

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 70 (2014)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., # 82 (2014)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

80	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 78 (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 66 (2014)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	81

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 62 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

Earl D. Weiner, # 75 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

82	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	83

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Sherif M. Hamid 38	Vice President	Vice President and Portfolio Manager for High Yield of the Adviser**, with which he has been associated with since 2013. Prior to joining the Adviser**, he was at Barclays Capital where he was head of European Credit Strategy from 2011 to 2013, and a U.S. investment-grade credit strategist and U.S. high yield analyst from prior to 2009 to 2011.

Ivan Rudolph-Shabinsky 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Ashish C. Shah 44	Vice President	Senior Vice President, Head of Global Credit, and Chief Diversity Officer at the Adviser**, with which he has been associated since May, 2010. Previously he was a Managing Director and Head of Global Credit Strategy at Barclays Capital since prior to 2009 until May 2010.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

84	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-(800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	85

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein High Yield Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 3-5, 2014.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee. The directors also reviewed certain supplemental information relating to the Portfolio that had been prepared by the Fund’s Senior Officer. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

86	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited to, receipt of 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. The Adviser has managed

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	87

separate accounts using strategies similar to those proposed for the Portfolio. The directors reviewed performance information for a composite of accounts managed by the Adviser with investment strategies similar but not the same as those proposed for the Portfolio. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fee and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its anticipated contractual advisory fee rate of 60 basis points was lower than the Expense Group median of 67 basis points.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate at the same asset level provided in the Advisory Agreement as proposed for the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to

88	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the estimated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio for a one-year period.

The information reviewed by the directors showed that the Portfolio’s anticipated total expense ratio of 1.05%, giving effect to the proposed expense limitation agreement, was lower than the Expense Group median of 1.105% and the Expense Universe median of 1.106%. The directors concluded that the Portfolio’s anticipated expense ratio, taking into account the one-year expense limitation agreement, was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	89

consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

90	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein High Yield Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to maximize total return while generating high current income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed income securities rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch and unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Portfolio invests in fixed income securities with a range of maturities from short- to long-term. The Portfolio may invest in securities denominated in foreign currencies and will generally hedge any foreign currency exposure through the use of currency related derivatives.

The Portfolio may also utilize derivative instruments for a variety of reasons, including providing long or short exposure to fixed income markets or particular fixed income securities, obtaining foreign currency exposure and for hedging purposes. The Portfolio’s use of derivatives may at times create aggregate notional exposure for the Portfolio in excess of its net assets, effectively leveraging the Portfolio.

The Adviser proposed the Barclays Capital U.S. High Yield Index (2% Issuer Cap) Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper and Morningstar to place the Portfolio in their High Yield Funds category.

1	The Senior Officer’s fee evaluation was completed on January 24, 2014 and discussed with the Board of Directors on February 4-5, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	91

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

3	Jones v. Harris at 1427.

92	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Portfolio	Advisory Fee
High Yield Portfolio[4],[5]	0.60% on 1st $2.5 billion
0.55% on next $2.5 billion
0.50% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio [6]		Fiscal Year End
High Yield Portfolio	Class A Class C Class R Class K Class I Advisor Class 1 Class 2 Class Z	1.05 1.75 1.25 1.00 0.75 0.75 0.85 0.75 0.75	% % % % % % % % %	1.11 1.88 1.59 1.28 0.95 0.86 0.95 0.85 0.85	% % % % % % % % %	October 31

4	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the High Income category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 50 bp on the first $2.5 billion, 45 bp on the next $2.5 billion, and 40 bp on the balance.

5	The Adviser manages AllianceBernstein High Income Fund, Inc. (“High Income Fund, Inc.”). Prior to January 25, 2008, the High Income Fund, Inc. had an emerging market debt investment strategy and was known as AllianceBernstein Emerging Market Debt Fund, Inc. In addition, on or around January 25, 2008, High Income Fund, Inc. merged with other retail fixed income mutual funds managed by the Adviser: AllianceBernstein Corporate Debt Portfolio (“Corporate Debt Portfolio”) and AllianceBernstein High Yield Fund, Inc. (“High Yield Fund, Inc.”). Emerging Market Debt Fund, Inc., Corporate Debt Portfolio and High Yield Fund, Inc. were categorized as High Income and accordingly, their advisory fee schedules were identical to each other under the High Income category.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	93

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the institutional fee schedule,

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

94	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

set forth below are would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.8

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule[9]	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
High Yield Portfolio	$250.0	U.S. High Yield 0.55% on 1st $50 million 0.30% on the balance Minimum account size: $50m	0.350%	0.600%	0.250%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[10]
High Yield Portfolio[11]	U.S. High Yield
	Class A2	1.20%
	Class I2 (Institutional)	0.65%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The table below shows the fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio:

Portfolio	ITM Mutual Fund	Fee[12]
High Yield Portfolio	High Yield Open Fund	1.00%

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	With respect to each Portfolio listed as “N/A,” the Adviser has represented that there is no category in the Form ADV for an institutional product that has a substantially similar investment style.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

11	The Adviser expects the Portfolio to have a foreign currency exposure between the two emerging markets debt Luxembourg funds shown in the table.

12	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on December 31, 2013 by Reuters was ¥105.31 per $1.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	95

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)14 and the Portfolio’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Rank
High Yield Portfolio	0.600	0.667	2/10

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

96	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Yield Portfolio	1.050	1.105	4/10	1.060	36/81

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	97

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

98	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $451 billion as of December 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was provided to the Directors at the February 4-5, 2014 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 5, 2014

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO •	99

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

100	• ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HY-0151-1014

ANNUAL REPORT

AllianceBernstein Bond Fund Intermediate Bond Portfolio

October 31, 2014

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 11, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2014.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes. The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable,

floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 6 shows the Portfolio’s performance compared with its benchmark, the Barclays U.S. Aggregate Bond Index for the six- and 12-month periods ended October 31, 2014.

All share classes of the Portfolio (except for Class Z shares whose inception date is April 25, 2014, and performance period is less than 12 months) outperformed for the 12-month period. For the six-month period, all share classes underperformed, excluding Advisor Class, Class I and Class Z shares. For both periods, investment-grade corporate security selection, particularly in the financials sector, was a primary contributor to returns. Currency exposure, specifically an overweight to the U.S. dollar versus short positions in several developed-market currencies, also contributed, as well as an allocation to non-U.S. dollar holdings and non-agency mortgages. During the 12-month period, an underweight in U.S. Treasuries, as credit sectors outperformed, contributed to returns; an overweight to investment-grade corporates and opportunistic exposure to high yield also contributed. An allocation to inflation-linked securities detracted for both periods, while exposure to high yield and emerging-

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

market corporates detracted for the six-month period.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage overall duration positioning; yield curve positioning detracted for both periods. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods; currency forwards were utilized for both hedging and investment purposes to manage the portfolio’s overall currency exposure. Purchased options and currency swaps were utilized for hedging purposes, which had an immaterial impact on performance during both periods.

Market Review and Investment Strategy

During the 12-month period, markets remained heavily focused on the direction of interest rates, central bank monetary policy and global growth. Early in the period, volatility increased as the U.S. Federal Reserve (the “Fed”) began to taper its asset purchase program and investors worried about the impact of higher interest rates. However, fixed-income markets stabilized in the first quarter of 2014 and bond fund flows turned positive once again, as U.S. economic data cooled, blamed mostly on winter weather. Ongoing geopolitical concerns, specifically the conflict between Ukraine and Russia, as well as continued violence in the Middle East, contributed to periodic safe haven rallies into U.S. Treasuries, keeping a lid on yields.

Contrary to expectations, interest rates continued to decline toward the end of the period as investors became increasingly wary regarding global growth, particularly in Europe and China. Worries about Europe increased as core inflation moved closer to zero and the European Central Bank (“ECB”) cut key interest rates, announcing plans to repurchase asset-backed securities and covered bonds to further stimulate the struggling economy. Low yields in the euro area and further easing by the ECB helped anchor U.S. Treasury yields.

The U.S. Federal Open Market Committee (“FOMC”) also announced no changes to the stance of U.S. monetary policy after its mid-September meeting, easing concerns for higher interest rates. The FOMC reaffirmed its views that U.S. interest rates will remain low until unemployment and inflation are more closely aligned with Fed targets. However, the Fed did end its monthly bond purchase program at the end of October, and dropped a characterization of U.S. labor market slack as “significant” in a show of confidence in the economy’s prospects. The Fed largely dismissed financial market volatility, dimming growth in Europe and a weak inflation outlook as unlikely to undercut progress toward its unemployment and inflation goals. Despite the intra-period volatility, the 10-year U.S. Treasury yield declined only 0.22% during the 12-month period to end at a yield of 2.34%. The U.S. Treasury curve flattened, as intermediate yields rose and longer term yields declined.

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Against this backdrop, fixed-income sectors benefited from the low-yield environment with major U.S. fixed-income sectors posting positive returns. Credit-sensitive securities generally outperformed Treasuries with corporate sectors, both investment-grade and high-yield, posting the strongest returns. Corporate fundamentals, as well as earnings, remained favorable amid ample global liquidity and tighter spreads.

The risk profile of the Portfolio was reduced amid both increased volatility and tighter spread levels during the 12-month period. The Portfolio continues to hold notable underweights in

U.S. Treasuries and agency mortgages. The Portfolio remains overweight asset-backed securities and commercial mortgage-backed securities, and continues to hold exposure to high-yield corporates. Within corporate exposure, the Portfolio continues to favor financials on a relative value basis. With diverging global growth and central bank policies, currency exposure was increased late in the period, with a bias toward long U.S. dollar positions on anticipated U.S. dollar strength. The Portfolio’s overall duration remains short versus the benchmark, with an emphasis on 10-year maturities to benefit from the steepness of the U.S. yield curve.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effects of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio*

Class A	2.32%	5.34%

Class B†	1.87%	4.61%

Class C	1.96%	4.63%

Advisor Class‡	2.38%	5.65%

Class R‡	2.22%	5.13%

Class K‡	2.25%	5.30%

Class I‡	2.38%	5.65%

Class Z‡	2.48%	2.61%	^

Barclays U.S. Aggregate Bond Index	2.35%	4.14%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended October 31, 2014 by 0.01% and 0.01%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

^     Since inception on 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/04 TO 10/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Bond Portfolio Class A shares (from 10/31/04 to 10/31/14) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.02%
1 Year	5.34%	0.85%
5 Years	5.15%	4.23%
10 Years	4.61%	4.16%

Class B Shares			1.42%
1 Year	4.61%	1.61%
5 Years	4.43%	4.43%
10 Years(a)	4.23%	4.23%

Class C Shares			1.41%
1 Year	4.63%	3.63%
5 Years	4.43%	4.43%
10 Years	3.91%	3.91%

Advisor Class Shares†			2.43%
1 Year	5.65%	5.65%
5 Years	5.46%	5.46%
10 Years	4.92%	4.92%

Class R Shares†			1.67%
1 Year	5.13%	5.13%
5 Years	4.94%	4.94%
10 Years	4.41%	4.41%

Class K Shares†			1.97%
1 Year	5.30%	5.30%
5 Years	5.18%	5.18%
Since Inception‡	4.80%	4.80%

Class I Shares†			2.29%
1 Year	5.65%	5.65%
5 Years	5.45%	5.45%
Since Inception‡	5.07%	5.07%

Class Z Shares†			2.32%
Since Inception‡	2.61%	2.61%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.02%, 1.74%, 1.73%, 0.72%, 1.31%, 0.93%, 0.67% and 0.57% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (exclusive of interest expense) to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85%, 0.60% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class Z shares, as this share class is currently operating below its contractual expense cap. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception dates: 3/1/2005 for Class K and Class I shares; 4/25/2014 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.59%
5 Years	4.35%
10 Years	4.16%

Class B Shares
1 Year	2.33%
5 Years	4.53%
10 Years(a)	4.23%

Class C Shares
1 Year	4.35%
5 Years	4.53%
10 Years	3.91%

Advisor Class Shares†
1 Year	6.47%
5 Years	5.58%
10 Years	4.95%

Class R Shares†
1 Year	5.86%
5 Years	5.04%
10 Years	4.42%

Class K Shares†
1 Year	6.12%
5 Years	5.30%
Since Inception‡	4.77%

Class I Shares†
1 Year	6.48%
5 Years	5.58%
Since Inception‡	5.04%

Class Z Shares†
Since Inception‡	1.82%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception dates: 3/1/2005 for Class K and Class I shares; 4/25/2014 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,023.20	$4.59	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$1,018.70	$8.14	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$1,019.60	$8.14	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$1,023.80	$3.06	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000	$1,022.20	$5.61	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class K
Actual	$1,000	$1,022.50	$4.33	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000	$1,023.80	$3.06	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class Z
Actual	$1,000	$1,024.80	$3.06	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $353.0

*	All data are as of October 31, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following types: Governments-Sovereign Agencies, Options Purchased-Puts, and Preferred Stocks.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 21.8%
Industrial – 12.5%
Basic – 1.3%
Basell Finance Co. BV 8.10%, 3/15/27(a)	U.S.$	405	$542,971
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		598	601,891
Glencore Funding LLC 4.125%, 5/30/23(a)		286	284,871
International Paper Co. 3.65%, 6/15/24		198	195,780
4.75%, 2/15/22		235	254,836
LyondellBasell Industries NV 5.75%, 4/15/24		766	894,185
Minsur SA 6.25%, 2/07/24(a)		907	999,273
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		562	539,599
Vale SA 5.625%, 9/11/42		136	134,395

			4,447,801

Capital Goods – 0.6%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		541	516,655
Owens Corning 6.50%, 12/01/16(b)		955	1,049,549
Yamana Gold, Inc. 4.95%, 7/15/24(a)		724	708,132

			2,274,336

Communications - Media – 2.0%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		902	1,105,192
6.55%, 3/15/33		142	179,125
CBS Corp. 5.75%, 4/15/20		710	812,365
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		252	256,697
4.45%, 4/01/24		349	364,123
4.60%, 2/15/21		565	611,983
5.20%, 3/15/20		97	108,467
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)		431	456,860
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(d)		604	629,182
Time Warner Cable, Inc. 5.00%, 2/01/20		740	828,217

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Time Warner, Inc.
4.70%, 1/15/21	U.S.$	600	$656,892
7.625%, 4/15/31		154	210,359
Viacom, Inc. 3.875%, 4/01/24		503	503,186
5.625%, 9/15/19		240	272,960

			6,995,608

Communications - Telecommunications – 1.9%
American Tower Corp. 5.05%, 9/01/20		1,185	1,291,449
AT&T, Inc. 5.35%, 9/01/40		233	248,768
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		500	517,241
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	120,243
SBA Tower Trust 2.898%, 10/15/19(a)	U.S.$	688	689,828
Telefonica Emisiones SAU 5.462%, 2/16/21		520	583,590
Verizon Communications, Inc. 5.15%, 9/15/23		1,034	1,157,964
6.55%, 9/15/43		1,625	2,048,485

			6,657,568

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		1,291	1,492,087

Consumer Cyclical - Other – 0.2%
Host Hotels & Resorts LP 5.25%, 3/15/22		545	595,262

Consumer Non-Cyclical – 1.1%
Actavis Funding SCS 3.85%, 6/15/24(a)		238	231,646
Bayer US Finance LLC 3.375%, 10/08/24(a)		321	321,939
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		130	133,925
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		538	535,471
Kroger Co. (The) 3.40%, 4/15/22		916	927,118
Reynolds American, Inc. 3.25%, 11/01/22		616	601,567
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		383	400,951
Tyson Foods, Inc. 2.65%, 8/15/19		164	165,563

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

3.95%, 8/15/24	U.S.$	541	$551,769

			3,869,949

Energy – 3.3%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		292	262,571
Encana Corp. 3.90%, 11/15/21		415	433,153
Energy Transfer Partners LP 6.70%, 7/01/18		411	471,572
7.50%, 7/01/38		237	300,002
Enterprise Products Operating LLC 5.20%, 9/01/20		235	263,774
Hess Corp. 7.875%, 10/01/29		85	115,010
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,456,052
4.15%, 3/01/22		339	346,509
Nabors Industries, Inc. 5.10%, 9/15/23		593	634,549
Noble Energy, Inc. 8.25%, 3/01/19		1,232	1,518,250
Noble Holding International Ltd. 3.95%, 3/15/22		305	294,204
4.90%, 8/01/20		108	111,598
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		636	696,924
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		460	475,905
TransCanada PipeLines Ltd. 6.35%, 5/15/67		831	839,310
Transocean, Inc. 6.375%, 12/15/21		4	4,203
6.50%, 11/15/20		855	879,440
Valero Energy Corp. 6.125%, 2/01/20		770	896,824
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		605	773,126
Williams Partners LP 4.125%, 11/15/20		403	423,769
5.25%, 3/15/20		371	411,874

			11,608,619

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		340	339,423

Technology – 1.1%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	237,391

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hewlett-Packard Co. 4.65%, 12/09/21	U.S.$	266	$285,583
Kla-tencor Corp. 4.65%, 11/01/24		840	846,460
Motorola Solutions, Inc. 3.50%, 3/01/23		794	772,689
7.50%, 5/15/25		30	38,162
Seagate HDD Cayman 4.75%, 1/01/25(a)		336	339,780
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		64	66,932
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		517	525,676
Total System Services, Inc. 2.375%, 6/01/18		344	342,669
3.75%, 6/01/23		350	344,196

			3,799,538

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		753	765,845
5.00%, 4/07/18(a)		722	780,008
Ryder System, Inc. 5.85%, 11/01/16		383	417,642

			1,963,495

			44,043,686

Financial Institutions – 8.0%
Banking – 4.6%
Bank of America Corp. 2.60%, 1/15/19		1,053	1,063,076
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	605	957,172
BPCE SA 5.70%, 10/22/23(a)	U.S.$	737	791,435
Compass Bank 5.50%, 4/01/20		1,339	1,469,211
Countrywide Financial Corp. 6.25%, 5/15/16		62	66,602
Credit Suisse AG 6.50%, 8/08/23(a)		794	875,471
Deutsche Bank AG 4.296%, 5/24/28		1,315	1,276,181
Goldman Sachs Group, Inc. (The) 3.85%, 7/08/24		905	914,279
Series D 6.00%, 6/15/20		1,430	1,644,516
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		282	303,845

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Group Ltd. 4.875%, 8/10/17(a)	U.S.$	668	$720,242
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		812	845,294
Morgan Stanley 5.625%, 9/23/19		478	541,466
Series G 5.50%, 7/24/20		590	666,514
Murray Street Investment Trust I 4.647%, 3/09/17		125	133,452
National Capital Trust II Delaware 5.486%, 3/23/15(a)(d)		372	375,255
Nordea Bank AB 6.125%, 9/23/24(a)(d)		350	350,735
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(d)		430	451,500
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		1,310	1,346,326
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)		316	320,241
UBS AG/Stamford CT 7.625%, 8/17/22		620	731,697
Wells Fargo Bank NA 6.18%, 2/15/36		456	570,250

			16,414,760

Finance – 0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		552	631,143

Insurance – 2.5%
American International Group, Inc. 6.40%, 12/15/20		680	812,022
8.175%, 5/15/58		940	1,276,050
Coventry Health Care, Inc. 6.125%, 1/15/15		115	116,221
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(d)		393	401,646
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		542	742,459
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15		280	283,807
5.50%, 3/30/20		726	823,129
Lincoln National Corp. 8.75%, 7/01/19		361	458,490
MetLife Capital Trust IV 7.875%, 12/15/37(a)		699	892,972
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		246	379,127

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 5.625%, 6/15/43	U.S.$	920	$954,500
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16(a)(d)	EUR	850	1,115,774
ZFS Finance USA Trust V 6.50%, 5/09/37(a)	U.S.$	538	578,350

			8,834,547

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		1,410	1,576,338
Trust F/1401 5.25%, 12/15/24(a)		830	875,650

			2,451,988

			28,332,438

Utility – 0.8%
Electric – 0.4%
CMS Energy Corp. 5.05%, 3/15/22		440	492,995
Constellation Energy Group, Inc. 5.15%, 12/01/20		260	289,615
Exelon Generation Co. LLC 4.25%, 6/15/22		337	351,689
TECO Finance, Inc. 5.15%, 3/15/20		380	425,993

			1,560,292

Natural Gas – 0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,365	1,420,419

			2,980,711

Non Corporate Sectors – 0.5%
ABS - Other – 0.1%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(a)		403	419,120

Agencies - Not Government Guaranteed – 0.4%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		915	867,959
OCP SA 5.625%, 4/25/24(a)		298	312,587

			1,180,546

			1,599,666

Total Corporates – Investment Grade (cost $74,521,973)			76,956,501

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 19.9%
Mexico – 1.0%
Mexican Bonos Series M 4.75%, 6/14/18	MXN	47,810	$3,559,521

New Zealand – 1.2%
New Zealand Government Bond Series 319 5.00%, 3/15/19(a)	NZD	5,000	4,086,527

United Kingdom – 0.8%
United Kingdom Gilt 3.75%, 9/07/21(a)	GBP	1,461	2,624,372

United States – 16.9%
U.S. Treasury Bonds 3.125%, 8/15/44	U.S.$	18,462	18,689,591
U.S. Treasury Notes
1.50%, 5/31/19		751	749,891
1.625%, 8/31/19		2,155	2,158,198
1.75%, 9/30/19-5/15/22		7,939	7,973,005
2.375%, 8/15/24		15,374	15,433,951
2.50%, 5/15/24		11,674	11,861,881
2.75%, 2/15/24		2,823	2,932,159

			59,798,676

Total Governments – Treasuries (cost $70,048,657)			70,069,096

MORTGAGE PASS-THROUGHS – 15.0%
Agency Fixed Rate 30-Year – 13.6%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		502	565,331
Series 2007 5.50%, 7/01/35		69	77,477
Federal National Mortgage Association 3.50%, 12/01/44, TBA		13,271	13,684,154
4.00%, 12/01/44, TBA		16,659	17,640,083
4.50%, 4/01/44		1,808	1,965,594
5.50%, 1/01/35		1,360	1,527,880
Series 2003 5.50%, 4/01/33-7/01/33		492	554,041
Series 2004 5.50%, 4/01/34-11/01/34		282	316,558
Series 2005 5.50%, 2/01/35		210	235,913
Series 2007 5.50%, 8/01/37		899	1,011,217

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Series 2014 4.50%, 2/01/44	U.S.$	6,167		$6,710,536
Government National Mortgage Association 3.50%, 12/01/44, TBA		3,419		3,567,847
Series 1990 9.00%, 12/15/19		– 0	–*	55
Series 1999 8.15%, 9/15/20		79		87,429

				47,944,115

Agency Fixed Rate 15-Year – 1.4%
Federal National Mortgage Association 3.00%, 12/01/29, TBA		4,845		5,014,954

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.698%, 1/01/37(b)		79		84,647

Total Mortgage Pass-Throughs (cost $52,584,104)				53,043,716

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.6%
Non-Agency Fixed Rate CMBS – 10.5%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,707		1,876,727
Series 2007-5, Class AM 5.772%, 2/10/51		411		440,733
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		538		556,564
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		890		893,726
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,305		1,320,631
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.779%, 3/15/49		363		383,718
Series 2013-GC17, Class D 5.106%, 11/10/46(a)		565		548,395
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.771%, 5/15/46		627		687,082
Commercial Mortgage Pass-Through Certificates Series 2007-GG9, Class A4 5.444%, 3/10/39		2,225		2,394,571

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-GG9, Class AM 5.475%, 3/10/39	U.S.$	829	$874,736
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		582	568,559
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.702%, 6/15/39		437	461,661
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		890	876,386
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,319	1,333,495
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		766	757,587
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		278	277,530
Series 2006-CB15, Class A4 5.814%, 6/12/43		2,007	2,122,539
Series 2007-CB19, Class AM 5.703%, 2/12/49		470	498,046
Series 2007-LD12, Class A4 5.882%, 2/15/51		1,580	1,723,840
Series 2007-LD12, Class AM 6.002%, 2/15/51		795	874,071
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,286	2,475,470
Series 2008-C2, Class A1A 5.998%, 2/12/51		710	784,120
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		749	760,292
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		527	532,096
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		811	866,153
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,997	3,188,242
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,208,945
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		1,047	1,045,969

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.552%, 11/01/31(a)(e)(f)	U.S.$	4,350	$33,063
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		552	555,094
Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,081,722
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		1,345	1,406,262
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,142	1,161,569
Series 2014-C20, Class A2 3.036%, 5/15/47		546	565,523

			37,135,117

Non-Agency Floating Rate CMBS – 1.1%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.053%, 6/11/27(a)(b)		647	646,624
Commercial Mortgage Pass-Through Certificates Series 2014-SAVA, Class A 1.304%, 6/15/34(a)(b)		559	559,623
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.852%, 12/05/31(a)(b)		685	684,932
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.073%, 6/15/29(a)(b)		902	900,608
PFP III Ltd. Series 2014-1, Class A 1.324%, 6/14/31(a)(b)		706	703,385
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.207%, 4/15/32(a)(b)		385	384,500

			3,879,672

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.16%, 7/16/46(f)(g)		2,572	22,359

Total Commercial Mortgage-Backed Securities (cost $41,090,569)			41,037,148

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 11.3%
Autos - Fixed Rate – 7.4%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18	U.S.$	1,300	$1,304,144
Series 2014-1, Class A2 1.29%, 1/15/19		1,409	1,411,593
AmeriCredit Automobile Receivables Trust Series 2011-3, Class D 4.04%, 7/10/17		900	925,925
Series 2013-3, Class A3 0.92%, 4/09/18		1,695	1,698,166
Series 2013-4, Class A3 0.96%, 4/09/18		640	641,595
Series 2013-5, Class A2A 0.65%, 3/08/17		246	246,638
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		575	574,955
Series 2014-A, Class A2 0.81%, 11/15/22(a)		383	382,448
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,005	1,012,410
Series 2014-1A, Class A 2.46%, 7/20/20(a)		1,769	1,776,306
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		546	546,054
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		1,330	1,334,249
Series 2014-1, Class B 2.22%, 1/22/19		220	222,486
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		532	531,875
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		222	222,072
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		518	519,853
Series 2014-B, Class A 1.11%, 11/15/18(a)		505	504,129
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		428	428,077

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)	U.S.$	191	$190,775
Series 2013-1A, Class A 1.29%, 10/16/17(a)		222	222,373
Series 2014-1A, Class A 1.29%, 5/15/18(a)		347	347,289
Series 2014-2A, Class A 1.06%, 8/15/18(a)		288	287,371
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		721	717,611
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		241	240,992
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	480	426,278
Series 2013-R4A, Class A1 1.487%, 8/15/15(a)		24	21,372
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	644	644,803
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		895	898,533
Series 2012-D, Class B 1.01%, 5/15/18		440	438,491
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A1 0.85%, 1/15/18		842	844,131
Series 2014-1, Class A1 1.20%, 2/15/19		993	993,667
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		880	880,738
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		2,370	2,348,656
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		825	825,001
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		1,315	1,318,260
Series 2013-5, Class A2A 0.64%, 4/17/17		225	224,939

			26,154,255

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 1.1%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20	U.S.$	400	$400,640
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,119	1,129,254
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		891	893,106
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		890	897,914
Series 2013-A, Class A 1.61%, 12/15/21		570	567,835

			3,888,749

Credit Cards - Floating Rate – 1.1%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.493%, 3/16/20(b)		358	358,000
First National Master Note Trust Series 2013-2, Class A 0.683%, 10/15/19(b)		882	884,672
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.806%, 2/15/17(a)(b)	EUR	1,235	1,549,909
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.533%, 12/15/19(b)	U.S.$	865	866,557

			3,659,138

Autos - Floating Rate – 0.7%
GE Dealer Floorplan Master Note Trust Series 2012-4, Class A 0.597%, 10/20/17(b)		686	686,724
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.702%, 12/10/27(a)(b)		1,180	1,182,071
Navmt Series 2014-1, Class A 0.903%, 10/25/19(b)		719	719,000

			2,587,795

Other ABS - Fixed Rate – 0.5%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1,049	1,054,555

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)	U.S.$	790	$790,072

			1,844,627

Other ABS - Floating Rate – 0.3%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.537%, 7/20/19(b)		1,075	1,073,824

Home Equity Loans - Floating Rate – 0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.277%, 12/25/32(b)		65	62,761
GSAA Trust Series 2006-5, Class 2A3 0.422%, 3/25/36(b)		969	669,180

			731,941

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		118	117,202
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(h)(i)		18	– 0	–

			117,202

Total Asset-Backed Securities (cost $40,182,268)			40,057,531

CORPORATES – NON-INVESTMENT GRADE – 9.0%
Industrial – 5.2%
Basic – 0.2%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		700	757,750
Novelis, Inc. 8.375%, 12/15/17		75	78,375

			836,125

Capital Goods – 0.1%
Rexam PLC 6.75%, 6/29/67(a)	EUR	360	474,819

Communications - Media – 0.9%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	300	524,902

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CSC Holdings LLC 8.625%, 2/15/19	U.S.$	118	$138,502
Intelsat Jackson Holdings SA 7.25%, 10/15/20		750	800,625
Numericable Group SA 5.375%, 5/15/22(a)	EUR	222	288,893
Quebecor Media, Inc. 5.75%, 1/15/23	U.S.$	391	402,730
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		750	781,875
Univision Communications, Inc. 6.875%, 5/15/19(a)		271	284,889

			3,222,416

Communications - Telecommunications – 0.6%
Sprint Corp. 7.875%, 9/15/23(a)		475	514,187
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		700	728,000
Windstream Corp. 6.375%, 8/01/23		750	755,625

			1,997,812

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 3.50%, 10/02/18		340	350,200
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		158	169,850

			520,050

Consumer Cyclical - Other – 0.1%
KB Home 4.75%, 5/15/19		286	283,855
MCE Finance Ltd. 5.00%, 2/15/21(a)		235	233,238

			517,093

Consumer Cyclical - Retailers – 0.3%
Cash America International, Inc. 5.75%, 5/15/18		295	306,800
CST Brands, Inc. 5.00%, 5/01/23		470	466,475
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)		379	392,739

			1,166,014

Consumer Non-Cyclical – 0.5%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		140	145,600

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Quality Finance Co., Inc. 4.625%, 5/15/21(a)	U.S.$	475	$439,375
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	310	517,598
Voyage Care Bondco PLC 6.50%, 8/01/18(a)		320	518,303

			1,620,876

Energy – 1.3%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24	U.S.$	338	353,210
California Resources Corp. 5.50%, 9/15/21(a)		231	235,620
Cimarex Energy Co. 4.375%, 6/01/24		316	321,135
5.875%, 5/01/22		395	424,625
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22(a)		361	357,390
Offshore Group Investment Ltd. 7.125%, 4/01/23		671	553,575
ONEOK, Inc. 4.25%, 2/01/22		877	866,199
Paragon Offshore PLC 6.75%, 7/15/22(a)		52	39,650
7.25%, 8/15/24(a)		303	231,795
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	133,987
5.75%, 9/01/20		420	446,250
SM Energy Co. 6.50%, 1/01/23		35	36,138
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375%, 8/01/22		440	473,000

			4,472,574

Other Industrial – 0.2%
General Cable Corp. 5.75%, 10/01/22		655	576,400

Services – 0.2%
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		673	723,475

Technology – 0.2%
Audatex North America, Inc. 6.00%, 6/15/21(a)		630	666,225

Transportation - Airlines – 0.2%
Air Canada 6.75%, 10/01/19(a)		640	673,600

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23	U.S.$	670	$674,187
Hertz Corp. (The) 6.75%, 4/15/19		304	316,920

			991,107

			18,458,586

Financial Institutions – 3.4%
Banking – 2.9%
ABN AMRO Bank NV 4.31%, 3/10/16(d)	EUR	340	431,397
Bank of America Corp. Series Z 6.50%, 10/23/24(d)	U.S.$	343	352,432
Bank of Ireland 2.063%, 9/22/15(b)	CAD	565	481,256
Barclays Bank PLC 6.86%, 6/15/32(a)(d)	U.S.$	129	142,868
7.625%, 11/21/22		400	435,750
7.75%, 4/10/23		402	440,692
BNP Paribas SA 4.73%, 4/12/16(a)(d)	EUR	500	641,437
5.186%, 6/29/15(a)(d)	U.S.$	297	299,970
Credit Agricole SA 7.875%, 1/23/24(a)(d)		249	256,470
Credit Suisse Group AG 7.50%, 12/11/23(a)(d)		363	386,595
Danske Bank A/S Series E 5.684%, 2/15/17(d)	GBP	230	378,049
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	910	1,139,146
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	569	556,092
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(d)		254	272,415
Lloyds Banking Group PLC 7.50%, 6/27/24(d)		402	418,080
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,024	1,170,330
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)(d)		249	251,490
Series E 7.092%, 12/21/17(d)	EUR	805	1,142,450
Societe Generale SA 4.196%, 1/26/15(d)		232	290,731
5.922%, 4/05/17(a)(d)	U.S.$	130	137,150

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)	U.S.$	563	$606,995

			10,231,795

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		320	339,200
International Lease Finance Corp. 5.875%, 4/01/19		245	263,987
Navient Corp. 7.25%, 1/25/22		99	110,633

			713,820

Insurance – 0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		430	453,650

REITS – 0.2%
Felcor Lodging LP 6.75%, 6/01/19		615	639,600

			12,038,865

Utility – 0.4%
Electric – 0.4%
AES Corp./VA 7.375%, 7/01/21		580	661,744
NRG Energy, Inc. 7.875%, 5/15/21		595	645,575

			1,307,319

Total Corporates – Non-Investment Grade (cost $31,401,038)			31,804,770

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.1%
Non-Agency Floating Rate – 1.7%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.332%, 4/25/47(a)(b)		615	463,177
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.342%, 12/25/36(b)		1,044	640,432
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.402%, 3/25/35(b)		525	468,660
Impac Secured Assets CMN Owner Trust Series 2005-2, Class A2D 0.582%, 3/25/36(b)		567	411,749

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.272%, 7/25/36(b)	U.S.$	769	$589,985
Series 2006-AR27, Class 2A2 0.352%, 10/25/36(b)		818	701,132
Residential Accredit Loans, Inc. Series 2007-QO2, Class A1 0.302%, 2/25/47(b)		672	372,779
Series 2007-QS4, Class 2A4 0.492%, 3/25/37(b)		1,000	367,484
Residential Asset Securitization Trust Series 2006-A4, Class 2A7 1.052%, 5/25/36(b)		474	376,165
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-10, Class 2A3 1.052%, 11/25/35(b)		409	304,375
Washington Mutual Mortgage Pass- Through Certificates Series 2007-OA1, Class A1A 0.815%, 2/25/47(b)		1,324	1,075,167

			5,771,105

Non-Agency Fixed Rate – 1.5%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 6/25/36		577	512,635
Series 2006-28CB, Class A14 6.25%, 10/25/36		389	334,240
Series 2006-J1, Class 1A13 5.50%, 2/25/36		371	333,973
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.564%, 5/25/35		746	734,531
Countrywide Home Loan Mortgage Pass- Through Trust Series 2006-13, Class 1A18 6.25%, 9/25/36		509	473,950
Series 2006-13, Class 1A19 6.25%, 9/25/36		184	170,889
Series 2007-HYB2, Class 3A1 2.605%, 2/25/47		752	620,119
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		642	542,470
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.118%, 7/25/36		1,078	836,679

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32	U.S.$	958	$830,724

			5,390,210

GSE Risk Share Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.402%, 11/25/23(b)		1,040	1,072,058
Series 2014-DN3, Class M3 4.152%, 8/25/24(b)		870	838,717
Series 2014-HQ3, Class M3 4.903%, 10/25/24(b)		345	345,762
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.552%, 1/25/24(b)		422	441,759
Series 2014-C03, Class 1M1 1.352%, 7/25/24(b)		328	325,069
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M3 3.752%, 4/25/24(b)		250	234,634

			3,257,999

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.741%, 5/28/35		65	58,899

Total Collateralized Mortgage Obligations (cost $15,330,411)			14,478,213

INFLATION-LINKED SECURITIES – 3.1%
United States – 3.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $11,219,542)		10,973	11,049,688

QUASI-SOVEREIGNS – 1.8%
Quasi-Sovereign Bonds – 1.8%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		358	377,160

China – 0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)		1,095	1,147,006

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kazakhstan – 0.3%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)	U.S.$	790	$889,935

Malaysia – 0.5%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,555,691

Mexico – 0.2%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		823	834,023

United Arab Emirates – 0.4%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		1,365	1,440,075

Total Quasi-Sovereigns (cost $5,781,504)			6,243,890

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO Series 2010 7.625%, 3/01/40 (cost $1,450,664)		970	1,448,220

EMERGING MARKETS – CORPORATE BONDS – 0.3%
Industrial – 0.3%
Communications - Telecommunications – 0.1%
Comcel Trust 6.875%, 2/06/24(a)		207	221,490

Consumer Non-Cyclical – 0.2%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		730	771,062
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a)		660	161,700

			932,762

Total Emerging Markets – Corporate Bonds (cost $1,331,755)			1,154,252

GOVERNMENTS – SOVEREIGN BONDS – 0.3%
Turkey – 0.3%
Turkey Government International Bond 4.875%, 4/16/43 (cost $892,719)		903	878,655

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

COMMON STOCKS – 0.2%
Mt. Logan Re Ltd. (Preference Shares)^ (j) (cost $700,000)		700	$746,394

PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Insurance – 0.2%
Allstate Corp. (The) 5.10% (cost $694,052)		25,975	638,464

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Canada – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)	U.S.$	331	345,895

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		245	251,157

Total Governments – Sovereign Agencies (cost $605,617)			597,052

		Contracts
OPTIONS PURCHASED—PUTS – 0.0%
Options on Equities – 0.0%
Best of SPY TLT Expiration: Dec 2014, Exercise Price: $ 100.00(k)(l) (premiums paid $26,250)		3,500,000	1,537

		Shares
SHORT-TERM INVESTMENTS – 12.6%
Investment Companies – 12.6%
AllianceBerstein Fixed-Income Shares Inc.—Government STIF Portfolio, 0.07%(m)(n) (cost $44,458,515)		44,458,515	44,458,515

Total Investments – 111.8% (cost $392,319,638)			394,663,642
Other assets less liabilities – (11.8)%			(41,642,748)

Net Assets – 100.0%			$353,020,894

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	6	December 2014	$834,010	$846,563	$12,553
U.S. T-Note 5 Yr (CBT) Futures	47	December 2014	5,568,842	5,613,195	44,353

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	62	December 2014	13,568,212	13,612,875	(44,663)

					$12,243

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	EUR	7,717	USD	9,782	11/21/14	$110,549
BNP Paribas SA	JPY	182,601	USD	1,687	12/05/14	61,485
JPMorgan Chase Bank	GBP	2,845	USD	4,584	11/14/14	33,572
JPMorgan Chase Bank	CAD	4,214	USD	3,761	11/21/14	23,751
Royal Bank of Scotland PLC	AUD	2,884	USD	2,532	12/12/14	811
Royal Bank of Scotland PLC	NZD	5,229	USD	4,143	12/19/14	84,276
State Street Bank & Trust Co.	MXN	48,890	USD	3,603	11/20/14	(24,379)
State Street Bank & Trust Co.	USD	87	CAD	98	11/21/14	(230)
State Street Bank & Trust Co.	USD	497	EUR	388	11/21/14	(9,702)

						$280,133

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

					Rate Type
Clearing Broker/ (Exchange)			Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		CAD	5,680	10/03/19	1.993%	3 Month CDOR	$(21,756)
Morgan Stanley & Co., LLC/(CME Group)	$		4,340	10/07/19	3 Month LIBOR	1.935%	47,019
Morgan Stanley & Co., LLC/(CME Group)			2,630	1/14/24	2.980%	3 Month LIBOR	(152,502)
Morgan Stanley & Co., LLC/(CME Group)			2,300	2/14/24	2.889%	3 Month LIBOR	(108,782)
Morgan Stanley & Co., LLC/(CME Group)		NZD	3,130	9/25/24	4.628%	3 Month BKBM	(48,117)

							$(284,138)

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA:
Russian Federation, 7.50%, 3/31/30, 6/20/19*	(1.00)%	2.36%	$1,563	$89,684	$89,802	$(118)
Goldman Sachs Bank USA:
Russian Federation, 7.50%, 3/31/30, 6/20/19*	(1.00)	2.36	1,967	112,898	112,128	770
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.46	1,360	22,222	(27,627)	49,849
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.97	375	378	(4,707)	5,085
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.97	220	221	(2,477)	2,698
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.97	153	154	(1,917)	2,071
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00%	0.97%	152	153	(1,902)	2,055

				$225,710	$163,300	$62,410

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$5,590	1/30/17	1.059%	3 Month LIBOR	$(45,273)
JPMorgan Chase Bank, NA	6,230	2/07/22	2.043%	3 Month LIBOR	27,664

					$(17,609)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Portfolio of Investments

CROSS CURRENCY SWAP CONTRACTS (see Note D)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$91,839	$(988)	$92,827

*	Principal amount less than 500.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $81,888,233 or 23.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2014.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2014.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Illiquid security.

(f)	IO - Interest Only

(g)	Variable rate coupon, rate shown as of October 31, 2014.

(h)	Fair valued by the Adviser.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of October 31, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$17,607	$	– 0	–	0.00%

(j)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	1/02/14	$700,000	$746,394	0.21%

(k)	Non-income producing security.

(l)	One contract relates to 1 share.

(m)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

GBP – Great British Pound

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CFC – Customer Facility Charge

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

GO – General Obligation

GSE – Government-Sponsored Enterprise

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

SPY – SPDR Trust Series I

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

TLT – iShares Barclays 20 Year Treasury Bond Fund

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $347,861,123)	$350,205,127
Affiliated issuers (cost $44,458,515)	44,458,515
Due from broker	224,423	(a)
Foreign currencies, at value (cost $85,990)	78,617
Receivable for investment securities sold	44,117,168
Interest receivable	2,304,600
Unrealized appreciation on forward currency exchange contracts	314,444
Receivable for capital stock sold	210,012
Upfront premium paid on credit default swaps	201,929
Unrealized appreciation on cross currency swaps	92,827
Unrealized appreciation on credit default swaps	62,528
Unrealized appreciation on interest rate swaps	27,664
Receivable for variation margin on exchange-traded derivatives	4,442

Total assets	442,302,296

Liabilities
Due to custodian	2,702
Payable for investment securities purchased	88,277,417
Payable for capital stock redeemed	260,284
Dividends payable	155,454
Advisory fee payable	113,383
Distribution fee payable	110,888
Transfer Agent fee payable	49,242
Unrealized depreciation on interest rate swaps	45,273
Upfront premium received on credit default swaps	38,629
Unrealized depreciation on forward currency exchange contracts	34,311
Administrative fee payable	17,627
Payable for variation margin on exchange-traded derivatives	6,648
Upfront premium received on cross currency swaps	988
Unrealized depreciation on credit default swaps	118
Accrued expenses	168,438

Total liabilities	89,281,402

Net Assets	$353,020,894

Composition of Net Assets
Capital stock, at par	$31,423
Additional paid-in capital	360,546,453
Undistributed net investment income	2,534,258
Accumulated net realized loss on investment and foreign currency transactions	(12,563,192)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,471,952

	$353,020,894

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$273,961,720	24,381,745	$11.24	*

B	$3,016,849	268,403	$11.24

C	$42,690,285	3,806,460	$11.22

Advisor	$26,352,243	2,344,021	$11.24

R	$2,368,016	210,752	$11.24

K	$4,515,226	401,558	$11.24

I	$106,457	9,462	$11.25

Z	$10,098	897	$11.26

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $11.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income
Interest	$15,150,596
Dividends
Unaffiliated issuers	165,452
Affiliated issuers	17,534
Consent fee income	15,812	$15,349,394

Expenses
Advisory fee (see Note B)	1,702,541
Distribution fee—Class A	859,487
Distribution fee—Class B	40,556
Distribution fee—Class C	442,371
Distribution fee—Class R	11,204
Distribution fee—Class K	10,220
Transfer agency—Class A	441,738
Transfer agency—Class B	7,186
Transfer agency—Class C	70,223
Transfer agency—Advisor Class	60,018
Transfer agency—Class R	5,593
Transfer agency—Class K	6,858
Transfer agency—Class I	63
Transfer agency—Class Z	1
Custodian	222,487
Registration fees	85,962
Audit and tax	83,785
Printing	67,253
Administrative	56,402
Legal	50,344
Directors’ fees	7,743
Miscellaneous	26,707

Total expenses	4,258,742
Less: expenses waived and reimbursed by the Adviser (see Note B)	(624,838)

Net expenses		3,633,904

Net investment income		11,715,490

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		16,173,181
Futures		(88,847)
Options written		37,400
Swaps		(6,487)
Foreign currency transactions		978,533
Net change in unrealized appreciation/depreciation of:
Investments		(10,197,529)
Futures		20,167
Swaps		(303,422)
Foreign currency denominated assets and liabilities and other assets		507,630

Net gain on investment and foreign currency transactions		7,120,626

Net Increase in Net Assets from Operations		$18,836,116

See notes to financial statements.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,715,490	$11,275,649
Net realized gain on investment and foreign currency transactions	17,093,780	4,372,364
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(9,973,154)	(21,434,180)

Net increase (decrease) in net assets from operations	18,836,116	(5,786,167)
Dividends to Shareholders from
Net investment income
Class A	(8,778,788)	(9,324,764)
Class B	(97,320)	(150,141)
Class C	(1,049,284)	(1,130,651)
Advisor Class	(1,278,019)	(2,685,254)
Class R	(63,907)	(60,986)
Class K	(126,092)	(102,506)
Class I	(1,625)	(2,287)
Class Z	(161)	– 0	–
Capital Stock Transactions
Net decrease	(88,221,496)	(89,351,728)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	621,752

Total decrease	(80,780,576)	(107,972,732)
Net Assets
Beginning of period	433,801,470	541,774,202

End of period (including undistributed net investment income of $2,534,258 and $677,586, respectively)	$353,020,894	$433,801,470

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio, the Government Reserves Portfolio, the Tax-Aware Fixed Income Portfolio, the AllianceBernstein Credit Long/Short Portfolio and the AllianceBernstein High Yield Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. The AllianceBernstein Credit Long/Short Portfolio commenced operations on May 7, 2014. The AllianceBernstein High Yield Portfolio commenced operations July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Intermediate Bond Portfolio (the “Portfolio”). The Portfolio offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares. Effective April 28, 2014 the fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S.

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$76,956,501		$	– 0	–	$76,956,501
Governments—Treasuries		– 0	–	70,069,096			– 0	–	70,069,096
Mortgage Pass-Throughs		– 0	–	53,043,716			– 0	–	53,043,716
Commercial Mortgage-Backed Securities		– 0	–	33,843,220			7,193,928		41,037,148
Asset-Backed Securities		– 0	–	36,289,937			3,767,594	^	40,057,531
Corporates—Non-Investment Grade		– 0	–	31,497,970			306,800		31,804,770
Collateralized Mortgage Obligations		– 0	–	58,899			14,419,314		14,478,213
Inflation-Linked Securities		– 0	–	11,049,688			– 0	–	11,049,688
Quasi-Sovereigns		– 0	–	6,243,890			– 0	–	6,243,890
Local Governments—Municipal Bonds		– 0	–	1,448,220			– 0	–	1,448,220
Emerging Markets—Corporate Bonds		– 0	–	1,154,252			– 0	–	1,154,252
Governments—Sovereign Bonds		– 0	–	878,655			– 0	–	878,655
Common Stocks		– 0	–	– 0	–		746,394		746,394
Preferred Stocks		638,464		– 0	–		– 0	–	638,464
Governments—Sovereign Agencies		– 0	–	597,052			– 0	–	597,052
Options Purchased—Puts		– 0	–	1,537			– 0	–	1,537
Short-Term Investments		44,458,515		– 0	–		– 0	–	44,458,515

Total Investments in Securities		45,096,979		323,132,633			26,434,030		394,663,642
Other Financial Instruments* :
Assets:
Futures		56,906		– 0	–		– 0	–	56,906	#
Forward Currency Exchange Contracts		– 0	–	314,444			– 0	–	314,444
Centrally Cleared Interest Rate Swaps		– 0	–	47,019			– 0	–	47,019	#
Credit Default Swaps		– 0	–	62,528			– 0	–	62,528
Interest Rate Swaps		– 0	–	27,664			– 0	–	27,664
Cross Currency Swaps		– 0	–	– 0	–		92,827		92,827
Liabilities:
Futures		(44,663)		– 0	–		– 0	–	(44,663	)#
Forward Currency Exchange Contracts		– 0	–	(34,311)			– 0	–	(34,311)
Centrally Cleared Interest Rate Swaps		– 0	–	(331,157)			– 0	–	(331,157	)#
Credit Default Swaps		– 0	–	(118)			– 0	–	(118)
Interest Rate Swaps		– 0	–	(45,273)			– 0	–	(45,273)

Total+		$45,109,222		$323,173,429			$26,526,857		$394,809,508

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities^		Commercial Mortgage-Backed Securities		Corporates - Non-Investment Grade
Balance as of 10/31/13	$3,931,856		$6,470,698			$458,400
Accrued discounts/(premiums)	14,277		(4,472)			2,133
Realized gain (loss)	27,236		63,256			13,476
Change in unrealized appreciation/depreciation	20,889		(86,932)			27,041
Purchases	2,914,005		2,436,109			468,150
Sales	(3,140,669)		(1,684,731)			(662,400)
Settlements	– 0	–	– 0	–		– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/14	$3,767,594		$7,193,928			$306,800

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/14*	$26,090		$(72,810)			$17,993

	Collateralized Mortgage Obligations		Common Stocks		Centrally Cleared Interest Rate Swaps
Balance as of 10/31/13	$11,369,217		$ – 0	–		$(56,082)
Accrued discounts/(premiums)	104,419		– 0	–		– 0	–
Realized gain (loss)	(32,237)		– 0	–		(22,677)
Change in unrealized appreciation/depreciation	397,130		46,394			56,082
Purchases	5,207,923		700,000			– 0	–
Sales	(2,627,138)		– 0	–		– 0	–
Settlements	– 0	–	– 0	–		22,677
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/14	$14,419,314		$746,394		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/14*	$302,780		$46,394		$	– 0	–

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

	Cross Currency Swaps		Total
Balance as of 10/31/13	$(45,731)		$22,128,358
Accrued discounts/(premiums)	– 0	–	116,357
Realized gain (loss)	5,300		54,354
Change in unrealized appreciation/depreciation	138,558		599,162
Purchases	– 0	–	11,726,187
Sales	– 0	–	(8,114,938)
Settlements	(5,300)		17,377
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/14	$92,827		$26,526,857

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/14*	$138,558		$459,005

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at October 31, 2014. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/14			Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00/ N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective February 1, 2013 (effective April 28, 2014 for Class Z shares), the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .90%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60%, and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Prior to February 1, 2013,

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

the Expense Caps were 85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 31, 2015 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2014, such reimbursements/waivers amounted to $624,838.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2014, the reimbursement for such services amounted to $56,402.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $293,976 for the year ended October 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $4,583 from the sale of Class A shares and received $10,368, $1,627 and $389 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2014.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$ 23,337	$234,631	$213,509	$44,459	$18

Brokerage commissions paid on investment transactions for the year ended October 31, 2014 amounted to $3,743, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $1,026,738, $119,379 and $49,356 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$136,582,729	$228,762,575
U.S. government securities	744,008,039	750,402,705

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$392,379,914

Gross unrealized appreciation	$6,145,553
Gross unrealized depreciation	(3,861,825)

Net unrealized appreciation	$2,283,728

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

During the year ended October 31, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2014, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2014, the Portfolio held purchased options for hedging purposes.

For the year ended October 31, 2014, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/13	– 0	–	$	– 0	–
Options written	122,000			37,400
Options expired	(122,000)			(37,400)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/14	– 0	–	$	– 0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearing house exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2014, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the year ended October 31, 2014, the Portfolio held currency swaps for hedging purposes.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended October 31, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$103,925	*	Receivable/Payable for variation margin on exchange-traded derivatives	$375,820	*

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$314,444	Unrealized depreciation on forward currency exchange contracts	$34,311

Equity contracts	Investments in securities, at value	1,537

Interest rate contracts	Unrealized appreciation on interest rate swaps	27,664	Unrealized depreciation on interest rate swaps	45,273

Foreign exchange contracts	Unrealized appreciation on currency swaps	92,827

Credit contracts	Unrealized appreciation on credit default swaps	62,528	Unrealized depreciation on credit default swaps	118

Total		$602,925		$455,522

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(88,847)	$20,167

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(313,978)	530,589

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(113,960)	$(24,713)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	37,400

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(258,685)	(256,433)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,416	138,558

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	246,782	(185,547)

Total		$(485,872)	$222,621

The following table represents the volume of the Portfolio’s derivative transactions during the year ended October 31, 2014:

Futures:
Average original value of buy contracts	$7,791,459
Average original value of sale contracts	$12,275,795

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$9,818,747
Average principal amount of sale contracts	$42,713,923

Purchased Options:
Average monthly cost	$43,484	(a)

Interest Rate Swaps:
Average notional amount	$11,820,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,531,914	(b)

Cross Currency Swaps:
Average notional amount	$1,637,610

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Notes to Financial Statements

Credit Default Swaps:
Average notional amount of buy contracts	$3,530,000	(c)
Average notional amount of sale contracts	$1,758,453

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$23,605,000	(d)
Average notional amount of sale contracts	$8,136,667	(a)

(a)	Positions were open for five months during the year.

(b)	Positions were open for eleven months during the year.

(c)	Positions were open for six months during the year.

(d)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$4,442	$	– 0	–	$	– 0 –	$	– 0	–	$4,442

Total	$4,442	$	– 0	–	$	– 0 –	$	– 0	–	$4,442

OTC Derivatives:
Barclays Bank PLC	$92,827	$	– 0	–	$	– 0 –	$	– 0	–	$92,827
BNP Paribas SA	172,034		– 0	–		– 0 –		– 0	–	172,034
Citibank, NA	89,684		– 0	–		– 0 –		– 0	–	89,684
Credit Suisse International	23,128		– 0	–		– 0 –		– 0	–	23,128
Goldman Sachs Bank USA	112,898		– 0	–		– 0 –		– 0	–	112,898
JPMorgan Chase Bank	58,860		– 0	–		– 0 –		– 0	–	58,860
JPMorgan Chase Bank, NA	27,664		(27,664)			– 0 –		– 0	–	– 0	–
Royal Bank of Scotland PLC	85,087		– 0	–		– 0 –		– 0	–	85,087

Total	$662,182		$(27,664)			$–0 –	$	– 0	–	$634,518	^

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
NewEdge USA, LLC**	$6,648	$	– 0	–		$(6,648)		$	– 0	–	$	– 0	–

Total	$6,648	$	– 0	–		$(6,648)		$	– 0	–	$	– 0	–

OTC Derivatives:
JPMorgan Chase Bank, NA	$45,273		$(27,664)		$	– 0	–	$	– 0	–		$17,609
State Street Bank & Trust Co.	34,311		– 0	–		– 0	–		– 0	–		34,311

Total	$79,584		$(27,664)			$–0	–	$	– 0	–		$51,920	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended October 31,

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Notes to Financial Statements

2014, the Portfolio earned drop income of $1,448,142 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2014, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	933,382	1,466,440	$10,384,000	$16,441,189

Shares issued in reinvestment of dividends	573,909	614,242	6,379,324	6,847,142

Shares converted from Class B	149,844	203,622	1,663,533	2,282,617

Shares redeemed	(4,712,407)	(7,362,008)	(52,313,975)	(81,944,743)

Net decrease	(3,055,272)	(5,077,704)	$(33,887,118)	$(56,373,795)

Class B
Shares sold	18,189	64,968	$202,388	$729,431

Shares issued in reinvestment of dividends	8,122	11,838	90,163	132,338

Shares converted to Class A	(149,785)	(203,497)	(1,663,533)	(2,282,617)

Shares redeemed	(94,252)	(184,123)	(1,044,053)	(2,049,413)

Net decrease	(217,726)	(310,814)	$(2,415,035)	$(3,470,261)

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Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2014	Year Ended October 31, 2013

Class C
Shares sold	179,590	351,263		$2,000,896		$3,941,632

Shares issued in reinvestment of dividends	73,610	77,930		816,406		867,511

Shares redeemed	(776,478)	(1,480,096)		(8,588,355)		(16,442,430)

Net decrease	(523,278)	(1,050,903)		$(5,771,053)		$(11,633,287)

Advisor Class
Shares sold	2,974,672	1,332,510		$33,468,592		$14,997,612

Shares issued in reinvestment of dividends	93,793	230,003		1,035,070		2,566,416

Shares redeemed	(7,399,876)	(3,180,265)		(81,798,132)		(35,169,323)

Net decrease	(4,331,411)	(1,617,752)		$(47,294,470)		$(17,605,295)

Class R
Shares sold	59,606	158,867		$661,932		$1,801,725

Shares issued in reinvestment of dividends	5,744	5,488		63,862		61,160

Shares redeemed	(58,323)	(98,153)		(647,074)		(1,103,120)

Net increase	7,027	66,202		$78,720		$759,765

Class K
Shares sold	101,384	48,779		$1,121,247		$546,056

Shares issued in reinvestment of dividends	11,372	9,385		126,655		104,699

Shares redeemed	(25,439)	(78,983)		(282,557)		(879,538)

Net increase (decrease)	87,317	(20,819)		$965,345		$(228,783)

Class I
Shares sold	11,353	1,868		$127,276		$20,957

Shares issued in reinvestment of dividends	98	155		1,097		1,763

Shares redeemed	(3,219)	(72,131)		(36,261)		(822,792)

Net increase (decrease)	8,232	(70,108)		$92,112		$(800,072)

Class Z(a)
Shares sold	897	– 0	–	$10,003	$	– 0	–

Net increase	897	– 0	–	$10,003	$	– 0	–

(a)	Commenced distribution on April 28, 2014.

For the year ended October 31, 2013, the Portfolio received $621,752 related to a third-party’s settlement of regulatory proceedings involving allegations of

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Notes to Financial Statements

improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Because the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$11,395,196	$13,456,589

Total taxable distributions paid	$11,395,196	$13,456,589

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,972,606
Accumulated capital and other losses	(12,509,250	)(a)
Unrealized appreciation/(depreciation)	2,135,116	(b)

Total accumulated earnings/(deficit)	$(7,401,528)

(a)

On October 31, 2014, the Portfolio had a net capital loss carryforward of $12,484,965. During the fiscal year, the Portfolio utilized $15,587,559 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $3,832,007 of capital loss carryforwards expire during the fiscal year. As of October 31, 2014, the cumulative deferred loss on straddles was $24,285.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2014, the Portfolio had a net capital loss carryforward of $12,484,965 which will expire in 2015.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency and paydown gains/losses, and the expiration of capital loss carryforwards resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.35	.26	.26	.37	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.35)	.41	#	.07	.70
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58	(.09)	.68	.44	1.12

Less: Dividends
Dividends from net investment income	(.34)	(.31)	(.32)	(.38)	(.42)

Net asset value, end of period	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98

Total Return
Total investment return based on net asset value(c)	5.34	%*	(.81	)%†	6.27	%††	4.11%	11.17	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$273,962	$301,764	$370,672	$381,577	$418,023
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.89%	.85%	.85%	.91	%+
Expenses, before waivers/reimbursements(d)	1.06%	1.02%	.99%	1.00%	1.11	%+
Net investment income(b)	3.15%	2.32%	2.29%	3.42%	3.98	%+
Portfolio turnover rate**	221%	189%	110%	115%	99%

See footnote summary on page 78.

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.00	$ 11.41	$ 11.05	$ 10.98	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.28	.18	.18	.30	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	(.36)	.42	#	.08	.70
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.50	(.18)	.61	.38	1.05

Less: Dividends
Dividends from net investment income	(.26)	(.23)	(.25)	(.31)	(.35)

Net asset value, end of period	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.98

Total Return
Total investment return based on net asset value(c)	4.61	%*	(1.59	)%†	5.56	%††	3.50%	10.40	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,017	$5,348	$9,089	$11,104	$16,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.58%	1.55%	1.55%	1.62	%+
Expenses, before waivers/reimbursements(d)	1.78%	1.74%	1.74%	1.75%	1.88	%+
Net investment income(b)	2.48%	1.59%	1.59%	2.73%	3.35	%+
Portfolio turnover rate**	221%	189%	110%	115%	99%

See footnote summary on page 78.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.98	$ 11.38	$ 11.02	$ 10.96	$ 10.26

Income From Investment Operations
Net investment income(a)(b)	.27	.18	.18	.29	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.35)	.41	#	.07	.70
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.50	(.17)	.60	.36	1.05

Less: Dividends
Dividends from net investment income	(.26)	(.23)	(.24)	(.30)	(.35)

Net asset value, end of period	$ 11.22	$ 10.98	$ 11.38	$ 11.02	$ 10.96

Total Return
Total investment return based on net asset value(c)	4.63	%*	(1.51	)%†	5.55	%††	3.40%	10.42	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,690	$47,530	$61,224	$62,147	$66,568
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.59%	1.55%	1.55%	1.61	%+
Expenses, before waivers/reimbursements(d)	1.77%	1.73%	1.70%	1.71%	1.83	%+
Net investment income(b)	2.46%	1.62%	1.60%	2.72%	3.27	%+
Portfolio turnover rate**	221%	189%	110%	115%	99%

See footnote summary on page 78.

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.00	$ 11.41	$ 11.05	$ 10.99	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.39	.29	.29	.40	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	(.36)	.41	#	.07	.73
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.61	(.07)	.71	.47	1.17

Less: Dividends
Dividends from net investment income	(.37)	(.34)	(.35)	(.41)	(.46)

Net asset value, end of period	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.99

Total Return
Total investment return based on net asset value(c)	5.65	%*	(.61	)%†	6.59	%††	4.43%	11.59	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,352	$73,445	$94,584	$88,402	$89,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.59%	.55%	.55%	.60	%+
Expenses, before waivers/reimbursements(d)	.75%	.72%	.69%	.70%	.80	%+
Net investment income(b)	3.51%	2.60%	2.59%	3.70%	4.19	%+
Portfolio turnover rate**	221%	189%	110%	115%	99%

See footnote summary on page 78.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28

Income From Investment Operations
Net investment income(a)(b)	.33	.24	.23	.34	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.36)	.42	#	.08	.73
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56	(.12)	.66	.42	1.10

Less: Dividends
Dividends from net investment income	(.32)	(.28)	(.30)	(.36)	(.40)

Net asset value, end of period	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98

Total Return
Total investment return based on net asset value(c)	5.13	%*	(1.01	)%†	6.05	%††	3.91%	10.94	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,368	$2,241	$1,568	$1,168	$759
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10%	1.09%	1.05%	1.05%	1.08	%+
Expenses, before waivers/reimbursements(d)	1.36%	1.31%	1.29%	1.31%	1.37	%+
Net investment income(b)	2.94%	2.13%	2.07%	3.16%	3.49	%+
Portfolio turnover rate**	221%	189%	110%	115%	99%

See footnote summary on page 78.

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.01	$ 11.41	$ 11.05	$ 10.99	$ 10.29

Income From Investment Operations
Net investment income(a)(b)	.35	.27	.26	.38	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	(.36)	.42	#	.07	.70
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.57	(.09)	.69	.45	1.13

Less: Dividends
Dividends from net investment income	(.34)	(.31)	(.33)	(.39)	(.43)

Net asset value, end of period	$ 11.24	$ 11.01	$ 11.41	$ 11.05	$ 10.99

Total Return
Total investment return based on net asset value(c)	5.30	%*	(.76	)%†	6.32	%††	4.17%	11.21	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,515	$3,459	$3,823	$2,869	$4,359
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85%	.84%	.80%	.80%	.86	%+
Expenses, before waivers/reimbursements(d)	1.03%	.93%	.99%	1.01%	1.09	%+
Net investment income(b)	3.17%	2.38%	2.34%	3.49%	4.02	%+
Portfolio turnover rate**	221%	189%	110%	115%	99%

See footnote summary on page 78.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.01	$ 11.42	$ 11.06	$ 11.00	$ 10.29

Income From Investment Operations
Net investment income(a)(b)	.36	.18	.29	.42	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(.25)	.41	#	.05	.68
Contributions from Adviser	– 0	–	– 0	–	.01	#	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.61	(.07)	.71	.47	1.17

Less: Dividends
Dividends from net investment income	(.37)	(.34)	(.35)	(.41)	(.46)

Net asset value, end of period	$ 11.25	$ 11.01	$ 11.42	$ 11.06	$ 11.00

Total Return
Total investment return based on net asset value(c)	5.65	%*	(.62	)%†	6.58	%††	4.42%	11.59	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107	$14	$814	$715	$1,348
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.56%	.55%	.55%	.67	%+
Expenses, before waivers/reimbursements(d)	.75%	.67%	.66%	.68%	.81	%+
Net investment income(b)	3.22%	2.46%	2.59%	3.76%	4.60	%+
Portfolio turnover rate**	221%	189%	110%	115%	99%

See footnote summary on page 78.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
April 28, 2014(e) to October 31, 2014
Net asset value, beginning of period	$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.19
Net realized and unrealized gain on investment and foreign currency transactions	.10

Net increase in net asset value from operations	.29

Less: Dividends
Dividends from net investment income	(.18)

Net asset value, end of period	$ 11.26

Total Return
Total investment return based on net asset value(c)	2.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)^	.60%
Expenses, before waivers/reimbursements(d)^	.66%
Net investment income(b)^	3.29%
Portfolio turnover rate**	221%

See footnote summary on page 78.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense and TALF administration fees, where applicable:

	Year Ended October 31,
	2014		2013	2012	2011	2010

Class A
Net of waivers/reimbursements	.90%		.89%	.85%	.85%	.85%
Before waivers/reimbursements	1.06%		1.02%	.99%	1.00%	1.05%
Class B
Net of waivers/reimbursements	1.60%		1.58%	1.55%	1.55%	1.55%
Before waivers/reimbursements	1.78%		1.74%	1.74%	1.75%	1.81%
Class C
Net of waivers/reimbursements	1.60%		1.59%	1.55%	1.55%	1.55%
Before waivers/reimbursements	1.77%		1.73%	1.70%	1.71%	1.77%
Advisor Class
Net of waivers/reimbursements	.60%		.59%	.55%	.55%	.55%
Before waivers/reimbursements	.75%		.72%	.69%	.70%	.75%
Class R
Net of waivers/reimbursements	1.10%		1.09%	1.05%	1.05%	1.05%
Before waivers/reimbursements	1.36%		1.31%	1.29%	1.31%	1.34%
Class K
Net of waivers/reimbursements	.85%		.84%	.80%	.80%	.80%
Before waivers/reimbursements	1.03%		.93%	.99%	1.01%	1.03%
Class I
Net of waivers/reimbursements	.60%		.56%	.55%	.55%	.55%
Before waivers/reimbursements	.75%		.67%	.66%	.68%	.69%
Class Z
Net of waivers/reimbursements	.60	%(f)^
Before waivers/reimbursements	.66	%(f)^

(e)	Commencement of distributions.

(f)	For the period April 28, 2014, commencement of operations, to October 31, 2014.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2014 and October 31, 2010 by 0.01% and 0.01%, respectively.

†	Includes the impact of proceeds received and credited to the Portfolio resulting from third party regulatory settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2013 by 0.14%.

††	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year ended October 31, 2012, (see note B).

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and the Shareholders of AllianceBernstein Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc. (“the “Fund”)), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

New York, New York

December 26, 2014

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2014.

For foreign shareholders, 57.60% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, # 72 (1998)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., # 82 (1998)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	85

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	87

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Shawn E. Keegan 43	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2009.

Alison M. Martier 57	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2009.

Douglas J. Peebles 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Greg J. Wilensky 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser ** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

88	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	89

Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/14 ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$337.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended October 31, 2013, the Adviser received $45,372 (0.009% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

90	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I Class Z	0.60 0.90 1.60 1.60 1.10 0.85 0.60 0.60	% % % % % % % %	0.75 1.07 1.79 1.78 1.33 0.97 0.71 0.75	% % % % % % % %	Oct. 31 (ratios as of Apr.30, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	91

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on September 30, 2014 net assets.8

Portfolio	Net Assets 9/30/14 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$337.4	U.S. Strategic Core Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum account size: $25 m	0.227%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $ 2 billion 0.40% on next $ 2 billion 0.35% on next $ 2 billion 0.30% thereafter	0.500%	0.450%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

92	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

that has a substantially similar investment style as the Portfolio.9 Also shown are what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2014 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1[10]	0.29% on first $100 million 0.20% thereafter	0.227%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	This is the fee schedule of a fund managed for an affiliate of the Adviser.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	93

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.462	5/15

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

94	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.886	0.889	7/15	0.862	34/59

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013 relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s fiscal year ended October 21, 2013, ABI received from the Portfolio $7,487, $1,652,571 and $16,042 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

15	Most recently completed fiscal year Class A share total expense ratio.

16	As a result of discussions between the Board and the Adviser, ABI is planning to phase into reductions of the Portfolio’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	95

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s fiscal year ended October 31, 2013, ABIS received $426,562 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

96	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2014.22

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	97

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	5.95	4.56	4.28	2/15	8/73
3 year	3.59	3.54	3.44	6/14	28/67
5 year	6.06	4.89	5.21	3/13	14/63
10 year	4.77	4.72	4.69	6/12	23/51

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2014 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.95	3.59	6.06	4.78	5.22	4.25	0.72	10
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	5.55	3.24	0.96	10
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

98	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	99

AllianceBernstein Family of Funds

NOTES

100	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1014

ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation Strategy

October 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 12, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”) for the annual period ended October 31, 2014.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may also utilize leverage for investment purposes through the use of Tender Option Bonds (“TOB”) transactions. The Adviser will consider the impact of TOB’s, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	1

Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales and management fees and fund expenses.

All share classes of the Fund (with the exception of Class C shares underperforming for the six-month period) outperformed the benchmark for both periods, but underperformed the Lipper Average.

In order to pursue the investment objective of after-tax returns net of inflation, the Strategy invests in municipal bonds and uses derivatives for inflation protection. For both periods, positive performance relative to the benchmark was driven by the Strategy’s overweight in A and AA-rated bonds. Furthermore, the outperformance of municipal bonds versus Treasuries contributed positively to performance.

The Strategy’s underperformance relative to the Lipper Average was due to the underperformance of inflation-hedged strategies versus nominal bond strategies as inflation expectations fell over both periods; in part due to falling commodity prices on a global basis.

The Strategy used derivatives, in the form of inflation swaps, for hedging purposes, which detracted from performance versus the Lipper Average and benefited performance versus the benchmark for both the six-month and 12-month periods.

Market Review and Investment Strategy

Limited supply and continued demand supported municipal bond prices over the six- and 12-month periods ended October 31, 2014. As a result municipal issues outperformed most other bond sectors. According to estimates by the Municipal Bond Investment Team (the “Team”) municipal yields declined between 0.10% and 0.50% over the six-month period and between 0.35% and roughly 1% over the 12-month period. During both periods, the yields for long-maturity bonds declined more than yields for shorter-maturity bonds and municipal bonds generally outperformed Treasury bonds. In the last few months of the reporting period, volatility increased in the markets in response to multiple factors: stronger U.S. economic growth prompted concerns that the U.S. Federal Reserve (the “Fed”) might raise interest rates sooner than expected; faltering economic growth overseas; and strife in the Middle East and Ukraine also heightened uncertainty.

The Team also targeted medium-grade, primarily BBB credit quality*

*	A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition and not of the Fund itself. AAA is highest (best) and D is lowest (worst). Investment grade securities are those rated BBB and above. Ratings are subject to change. If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser.

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

bonds, as an attractive part of the market to overweight. This has allowed the Strategy to capture historically high yields relative to AAA bonds. In addition, the Team expects the yield spread (the amount by which a bond’s yield exceeds the yield of AAA-rated bonds) of such bonds to fall (improving prices) when the Fed begins to increase rates.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2014, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.16% and 0.70%, respectively.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Strategy shares as investors anticipate adverse effects on the Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Strategy’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Strategy’s investment objective may not be successful.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1 year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Bond Inflation Strategy
Class 1*	0.72%	2.60%

Class 2*	0.77%	2.79%

Class A	0.70%	2.44%

Class C	0.34%	1.72%

Advisor Class Shares†	0.76%	2.75%

Barclays 1-10 Year TIPS Index	0.37%	0.60%

Lipper Intermediate Municipal Debt Funds Average	2.39%	5.11%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

1/26/10* TO 10/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Bond Inflation Strategy Class A shares (from 1/26/10* to 10/31/14) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.98%
1 Year	2.60%	2.60%
Since Inception‡	2.57%	2.57%

Class 2 Shares†			1.09%
1 Year	2.79%	2.79%
Since Inception‡	2.68%	2.68%

Class A Shares			0.65%
1 Year	2.44%	-0.63%
Since Inception‡	2.39%	1.74%

Class C Shares			-0.02%
1 Year	1.72%	0.72%
Since Inception‡	1.68%	1.68%

Advisor Class Shares**			0.97%
1 Year	2.75%	2.75%
Since Inception‡	2.68%	2.68%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.67%, 0.57%, 0.91%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.80%, 1.50%, and 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/ reimbursements may not be terminated prior to January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2014.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date: 1/26/2010.

**	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	3.28%
Since Inception†	2.65%

Class 2 Shares*
1 Year	3.38%
Since Inception†	2.74%

Class A Shares
1 Year	-0.08%
Since Inception†	1.79%

Class C Shares
1 Year	1.30%
Since Inception†	1.75%

Advisor Class Shares‡
1 Year	3.33%
Since Inception†	2.75%

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†	Inception date: 1/26/2010.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,007.00	$4.05	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class C
Actual	$1,000	$1,003.40	$7.57	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$1,007.60	$2.53	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$1,007.20	$3.04	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$1,007.70	$2.53	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $860.2

*	All data are as of October 31, 2014. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser valuates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.0%
Long-Term Municipal Bonds – 96.0%
Alabama – 2.2%
Alabama Public School & College Authority Series 2007 5.00%, 12/01/15	$12,340	$12,975,510
Series 2009A 5.00%, 5/01/16	3,785	4,047,300
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/18	1,825	2,015,932

		19,038,742

Alaska – 0.4%
Alaska Industrial Development & Export Authority Series 2010A 5.00%, 4/01/17	400	439,844
City of Valdez AK (BP Pipelines Alaska, Inc.) Series 2011B 5.00%, 1/01/16	3,140	3,310,847

		3,750,691

Arizona – 2.7%
Arizona State University COP Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,925,560
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,954,109
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21	1,765	2,077,758
Maricopa County Community College District Series 2012 4.00%, 7/01/16	2,850	3,022,055
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,783,574

		22,763,056

Arkansas – 0.2%
City of Fort Smith AR Sales & Use Tax Revenue Series 2012 2.375%, 5/01/27	370	370,688
City of Springdale AR Sales & Use Tax Revenue Series 2013 2.60%, 7/01/27	1,565	1,570,728

		1,941,416

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 2.5%
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	$450	$526,662
NATL Series 2006-32F 5.25%, 5/01/18	290	333,880
State of California Series 2006 5.00%, 10/01/16	275	298,933
Series 2011 5.00%, 10/01/20	5,000	5,982,300
Series 2012 5.00%, 9/01/20	9,305	11,113,985
Series 2014 5.00%, 5/01/25	2,960	3,601,195

		21,856,955

Colorado – 3.4%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	435,578
Series 2011B 4.00%, 11/15/14	4,730	4,736,054
Series 2012A 5.00%, 11/15/24-11/15/25	13,395	15,332,244
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2010B-1 5.00%, 12/01/19	200	209,412
Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,553,172
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/20	1,310	1,439,926
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	440	482,750

		29,189,136

Connecticut – 0.8%
State of Connecticut AMBAC Series 2005B 2.162%, 6/01/16(a)	1,750	1,787,888

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Connecticut (State of Connecticut SRF) Series 2013A 5.00%, 3/01/24	$4,360	$5,309,564

		7,097,452

Florida – 8.5%
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	315	337,015
Series 2011A-1 5.00%, 6/01/15	1,720	1,766,681
Series 2012A 5.00%, 6/01/22	7,315	8,630,164
Series 2012A-1 5.00%, 6/01/16	3,165	3,386,202
NATL Series 2007A 5.00%, 3/01/15	275	279,221
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	2,048,262
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	12,105,033
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,847,577
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/15	3,030	3,130,172
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/23	1,500	1,753,395
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	4,477,528
Series 2013A 4.00%, 7/01/16	1,765	1,867,617
5.00%, 7/01/18-7/01/19	3,905	4,509,548
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,373,497
Florida Ports Financing Commission Series 2011B 5.00%, 6/01/15	1,900	1,951,908

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida State Board of Education (State of Florida) Series 2013A 5.00%, 6/01/17(b)	$16,440	$18,292,459
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	700	722,379
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	1,900	1,934,162
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/16	550	591,701

		73,004,521

Georgia – 0.9%
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	1,000	1,191,750
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/18	2,500	2,824,850
Municipal Electric Authority of Georgia Series 2011A 5.00%, 1/01/21	3,045	3,606,376

		7,622,976

Idaho – 0.3%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014 5.25%, 10/01/20	2,390	2,418,584

Illinois – 3.3%
Chicago O’Hare International Airport Series 2011B 5.00%, 1/01/17	1,930	2,103,739
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,886,550
5.50%, 1/01/25	2,250	2,645,280
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AMBAC Series 2004A 5.25%, 6/01/15	2,425	2,491,857

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2006 5.00%, 6/01/15	$1,250	$1,282,688
Springfield Metropolitan Sanitation District Series 2011A 5.00%, 1/01/21	2,170	2,483,001
State of Illinois Series 2006A 5.00%, 6/01/19	1,040	1,165,029
Series 2010 5.00%, 1/01/18	500	551,610
Series 2012 5.00%, 8/01/15	6,050	6,247,290
Series 2013A 5.00%, 4/01/20	4,030	4,536,369
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/17(b)	1,450	1,611,428

		28,004,841

Indiana – 0.7%
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20-1/01/23	4,965	5,828,552

Kentucky – 0.3%
Kentucky Turnpike Authority (Kentucky Turnpike Authority State Lease) Series 2012A 5.00%, 7/01/25	2,275	2,717,943

Louisiana – 1.2%
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27	9,085	10,695,225

Maryland – 5.2%
State of Maryland Series 2014B 5.00%, 8/01/20-8/01/21	36,765	44,587,310

Massachusetts – 4.8%
City of Boston MA Series 2012A 5.00%, 4/01/15	1,300	1,325,818
Commonwealth of Massachusetts AGM Series 2005A 5.00%, 3/01/15 (Pre-refunded/ETM)	4,580	4,652,593

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 2006C 2.58%, 11/01/19(a)	$9,575	$10,046,952
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.86%, 6/01/20(a)	3,000	3,280,290
Massachusetts Bay Transportation Authority Series 2004B 5.25%, 7/01/21	3,330	4,080,249
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 3.11%, 8/01/22(a)	3,240	3,413,858
Massachusetts Health & Educational Facilities Authority (Massachusetts Institute of Technology) Series 2009O 5.00%, 7/01/16(b)	3,730	4,017,359
Massachusetts Municipal Wholesale Electric Co. Series 2012A 5.00%, 7/01/15	1,430	1,475,417
Massachusetts School Building Authority Series 2012A 5.00%, 8/15/23	2,475	3,009,278
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,846,045

		41,147,859

Michigan – 3.6%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/21	3,750	4,225,800
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24	10,545	12,224,502
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/23	14,055	14,241,510

		30,691,812

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.2%
Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/21	$1,295	$1,478,255

Mississippi – 0.3%
Mississippi Development Bank (State of Mississippi DOT Lease) Series 2013 5.00%, 1/01/19	1,500	1,727,070
Series 2013A 5.00%, 1/01/19	1,000	1,151,380

		2,878,450

Missouri – 0.2%
Springfield Public Utilities Board Series 2012 5.00%, 12/01/17	1,390	1,561,846

Nevada – 3.5%
City of Reno NV Series 2013A 5.00%, 6/01/19	1,000	1,131,850
Series 2013B 5.00%, 6/01/19	2,210	2,573,943
Clark County School District NATL Series 2005A 5.00%, 6/15/18	450	467,280
County of Clark Department of Aviation (McCarran Intl Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	906,111
Series 2013C-1 2.50%, 7/01/15	24,705	25,059,022

		30,138,206

New Jersey – 3.3%
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/17	2,340	2,526,779
New Jersey Economic Development Authority Series 2010DD-1 5.00%, 12/15/17	480	533,818
Series 2014P 5.00%, 6/15/26	5,055	5,691,121
New Jersey State Turnpike Authority Series 2013A 5.00%, 1/01/23	1,800	2,160,954

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014A 5.00%, 1/01/28	$4,785	$5,625,772
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 6/15/20	10,000	11,464,500

		28,002,944

New Mexico – 0.6%
City of Albuquerque NM Series 2013A 4.00%, 7/01/16	4,925	5,222,322

New York – 16.2%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	5,049,977
Series 2014J 5.00%, 8/01/21	6,100	7,286,389
AGM Series 2005K 1.66%, 8/01/16(a)	1,700	1,768,340
Long Island Power Authority NATL Series 2006D 2.837%, 9/01/15(a)	3,900	3,933,735
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,785,652
Series 2012F 5.00%, 11/15/26	3,635	4,303,840
Series 2013A 5.00%, 11/15/26	2,300	2,698,613
Series 2013E 5.00%, 11/15/25	8,510	10,174,215
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	6,830	8,108,508
Series 20131 5.00%, 11/01/16	6,650	7,256,746
New York City Water & Sewer System Series 2011HH 5.00%, 6/15/26	3,875	4,562,580
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,523,260
Series 2012A 5.00%, 12/15/22	14,610	17,742,238
Series 2012B 5.00%, 3/15/20	7,900	9,368,294

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014A 5.00%, 2/15/28	$6,565	$7,832,308
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,542,460
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,900	21,458,341
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	5,149,640
Series 2013B 5.00%, 11/15/20	4,100	4,924,059

		139,469,195

North Carolina – 1.4%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21	6,700	7,803,624
State of North Carolina Series 2013E 5.00%, 5/01/16	2,330	2,492,564
State of North Carolina (State of North Carolina Lease) Series 2013A 5.00%, 5/01/16	1,600	1,708,896

		12,005,084

Ohio – 0.1%
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	773,787

Oregon – 3.5%
Deschutes County Administrative School District No 1 Bend-La Pine Series 2013 5.00%, 6/15/20	5,180	6,179,792
Multnomah County School District No 1 Portland/OR Series 2013A 5.00%, 6/15/15	14,605	15,030,151
Tri-County Metropolitan Transportation District Series 2011A 5.00%, 10/01/25	4,605	5,240,076
Washington & Multnomah Counties School District No 48J Beaverton Series 2014 5.00%, 6/15/21	3,195	3,876,078

		30,326,097

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 7.3%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	$2,250	$2,606,423
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/18	550	626,571
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/16	15,650	16,673,979
Series 2014 5.00%, 7/01/17	5,000	5,571,650
Montgomery County Industrial Development Authority/PA (New Regional Medical Center, Inc.) Series 2010 5.00%, 8/01/19	475	545,599
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2010B 5.00%, 7/01/21	7,550	8,490,730
Series 2012A 5.00%, 7/01/18-1/01/19	13,085	15,067,144
Pennsylvania Industrial Development Authority Series 2012 5.00%, 7/01/16	5,000	5,372,200
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	2,066,598
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,902,939

		62,923,833

Puerto Rico – 0.4%
Puerto Rico Electric Power Authority NATL Series 2002 5.00%, 7/01/19	3,400	3,483,402

South Carolina – 0.9%
Horry County School District/SC Series 2012B 5.00%, 3/01/16	1,470	1,561,508
Renewable Water Resources Series 2012 5.00%, 1/01/24	2,570	3,014,224

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina State Public Service Authority Series 2012C 5.00%, 12/01/15	$3,200	$3,363,360

		7,939,092

Tennessee – 0.3%
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23	2,385	2,886,709

Texas – 7.1%
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,705,410
City of Garland TX Series 2010 5.00%, 2/15/26	500	579,380
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	2,105	2,437,106
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27	2,735	3,171,233
City of Lubbock TX Series 2013 5.00%, 2/15/19	1,740	2,021,985
City Public Service Board of San Antonio TX Series 2012 5.00%, 2/01/21	7,110	8,530,365
Conroe Independent School District Series 2011 5.00%, 2/15/24-2/15/26	6,240	7,318,476
Denton Independent School District Series 2012A 2.125%, 8/01/42	2,135	2,162,776
Fort Worth Independent School District Series 2008 5.00%, 2/15/15	4,000	4,054,200
North Texas Tollway Authority Series 2011D 5.25%, 9/01/26	3,625	4,357,359
Rockwall Independent School District Series 2013 5.00%, 2/15/19(b)	3,280	3,820,511
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	2,022,263

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Public Finance Authority (State of Texas Unemployment) Series 2014A 5.00%, 1/01/17	$11,605	$12,733,702
University of Texas System (The) Series 2010A 5.00%, 8/15/22	1,070	1,271,288

		61,186,054

Virginia – 1.7%
Fairfax County Economic Development Authority (Fairfax County EDA Transportation Impt Dist) Series 2011 5.00%, 4/01/25-4/01/26	6,000	6,803,700
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2011A 5.00%, 2/01/21	5,240	6,276,524
Virginia Commonwealth Transportation Board Series 2012 5.00%, 5/15/15	1,655	1,697,600

		14,777,824

Washington – 5.6%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,382,894
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/25	3,305	3,889,390
City of Seattle WA Municipal Light & Power Revenue Series 2010B 5.00%, 2/01/20	4,080	4,821,621
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/19-1/01/20	4,000	4,683,140
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/18	680	779,763
Series 2012A 5.00%, 7/01/19	4,200	4,937,142
King County School District No 414 Lake Washington AGM Series 2007 5.00%, 12/01/16	3,735	4,079,404
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,589,706

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Washington Series 2009-10B 5.00%, 1/01/22	$710	$834,371
Series 2010-10E 5.00%, 2/01/19	3,295	3,831,690
Series 2013D 5.00%, 2/01/23	3,385	4,132,611
AMBAC Series 2005R 5.00%, 7/01/15 (Pre-refunded/ETM)	1,125	1,160,966

		48,122,698

Wisconsin – 2.4%
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio (State of Wisconsin SRF) Series 20131 5.00%, 6/01/24	4,490	5,459,391
Wisconsin Department of Transportation Series 20131 5.00%, 7/01/23-7/01/24	12,000	14,723,380

		20,182,771

Total Municipal Obligations (cost $803,100,356)		825,715,640

CORPORATES – INVESTMENT GRADE – 3.9%
Financial Institutions – 3.3%
Banking – 3.3%
Bank of America Corp. 6.50%, 8/01/16	2,585	2,818,821
Capital One Bank USA NA 1.20%, 2/13/17	8,300	8,264,169
JPMorgan Chase & Co. 1.35%, 2/15/17	8,885	8,898,185
Morgan Stanley 1.75%, 2/25/16	3,362	3,392,187
5.375%, 10/15/15	1,000	1,043,875
Series G 5.45%, 1/09/17	4,030	4,373,038

		28,790,275

Industrial – 0.6%
Communications - Media – 0.1%
Viacom, Inc. 1.25%, 2/27/15	800	801,723

Technology – 0.5%
Cisco Systems, Inc. 1.10%, 3/03/17	4,468	4,476,052

		5,277,775

Total Corporates – Investment Grade (cost $34,077,642)		34,068,050

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGENCIES – 0.7%
Federal Home Loan Bank Series 656 5.375%, 5/18/16(b) (cost $5,566,417)	$5,315	$5,719,546

	Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07% (c)(d) (cost $8,377,170)	8,377,170	8,377,170

	Principal Amount (000)
U.S. Treasury Bills – 0.1%
U.S. Treasury Bill Zero Coupon, 4/30/15(b) (cost $1,299,610)	1,300	1,299,610

Total Short-Term Investments (cost $9,676,780)		9,676,780

Total Investments – 101.7% (cost $852,421,195)		875,180,016
Other assets less liabilities – (1.7)%		(14,973,697)

Net Assets – 100.0%		$860,206,319

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,000	4/08/15	2.220%	CPI	#	$(38,062)
Barclays Bank PLC	38,000	4/24/15	2.020%	CPI	#	(556,070)
Barclays Bank PLC	5,500	6/01/15	2.038%	CPI	#	(29,545)
Barclays Bank PLC	6,000	2/26/17	2.370%	CPI	#	(253,515)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI	#	(22,122)
Barclays Bank PLC	37,000	8/07/17	2.124%	CPI	#	(554,687)
Barclays Bank PLC	5,500	6/02/19	2.580%	CPI	#	(333,195)
Barclays Bank PLC	4,000	6/15/20	2.480%	CPI	#	(203,026)
Barclays Bank PLC	35,000	7/02/20	2.256%	CPI	#	(717,259)
Barclays Bank PLC	1,500	8/04/20	2.308%	CPI	#	(42,108)
Barclays Bank PLC	2,000	11/10/20	2.500%	CPI	#	(92,121)
Barclays Bank PLC	6,000	5/04/21	2.845%	CPI	#	(537,590)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI	#	(261,470)
Barclays Bank PLC	14,000	4/03/22	2.663%	CPI	#	(978,713)
Barclays Bank PLC	16,700	10/05/22	2.765%	CPI	#	(1,193,083)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	25

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$25,000	8/07/24	2.573%	CPI	#	$(840,599)
Barclays Bank PLC	5,400	3/06/27	2.695%	CPI	#	(394,982)
Citibank, NA	10,000	5/04/16	2.710%	CPI	#	(495,634)
Citibank, NA	14,000	5/30/17	2.125%	CPI	#	(387,448)
Citibank, NA	11,500	6/21/17	2.153%	CPI	#	(330,655)
Citibank, NA	22,000	7/02/18	2.084%	CPI	#	(285,874)
Citibank, NA	9,000	6/29/22	2.398%	CPI	#	(374,907)
Citibank, NA	5,400	7/19/22	2.400%	CPI	#	(213,037)
Citibank, NA	4,000	8/10/22	2.550%	CPI	#	(210,314)
Citibank, NA	15,500	12/07/22	2.748%	CPI	#	(1,150,089)
Citibank, NA	47,000	5/24/23	2.533%	CPI	#	(2,079,314)
Citibank, NA	30,000	10/29/23	2.524%	CPI	#	(1,077,220)
Citibank, NA	15,800	2/08/28	2.940%	CPI	#	(1,586,827)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI	#	(803,308)
Deutsche Bank AG	9,800	9/07/21	2.400%	CPI	#	(451,475)
JPMorgan Chase Bank, NA	1,000	7/29/20	2.305%	CPI	#	(28,204)
JPMorgan Chase Bank, NA	19,000	8/17/22	2.523%	CPI	#	(931,959)
JPMorgan Chase Bank, NA	1,400	6/30/26	2.890%	CPI	#	(154,991)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI	#	(393,754)
JPMorgan Chase Bank, NA	2,400	10/03/26	2.485%	CPI	#	(111,191)
JPMorgan Chase Bank, NA	5,400	11/14/26	2.488%	CPI	#	(253,618)
JPMorgan Chase Bank, NA	4,850	12/23/26	2.484%	CPI	#	(213,146)
JPMorgan Chase Bank, NA	21,350	2/20/28	2.899%	CPI	#	(1,987,765)
JPMorgan Chase Bank, NA	12,000	3/26/28	2.880%	CPI	#	(1,066,943)
Morgan Stanley Capital Services LLC	6,000	4/05/16	2.535%	CPI	#	(232,454)
Morgan Stanley Capital Services LLC	6,000	4/16/16	2.110%	CPI	#	(118,186)
Morgan Stanley Capital Services LLC	50,000	4/16/18	2.395%	CPI	#	(1,786,344)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.370%	CPI	#	(65,211)
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.680%	CPI	#	(951,364)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.690%	CPI	#	(615,382)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI	#	(552,790)

						$(25,957,551)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of October 31, 2014.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2014, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.16% and 0.70%, respectively.

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $844,044,025)	$866,802,846
Affiliated issuers (cost $8,377,170)	8,377,170
Interest receivable	11,007,843
Receivable for capital stock sold	1,063,268
Receivable for investment securities sold	105,000

Total assets	887,356,127

Liabilities
Unrealized depreciation on inflation swaps	25,957,551
Payable for capital stock redeemed	591,464
Advisory fee payable	357,556
Distribution fee payable	71,987
Administrative fee payable	19,039
Transfer Agent fee payable	11,092
Dividends payable	86
Accrued expenses	141,033

Total liabilities	27,149,808

Net Assets	$860,206,319

Composition of Net Assets
Capital stock, at par	$82,216
Additional paid-in capital	865,501,232
Undistributed net investment income	1,011,224
Accumulated net realized loss on investment transactions	(3,189,623)
Net unrealized depreciation on investments	(3,198,730)

$860,206,319

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$60,016,203	5,728,367	$10.48	*

C	$20,872,776	1,996,322	$10.46

Advisor	$185,105,673	17,658,644	$10.48

1	$408,307,285	39,059,724	$10.45

2	$185,904,382	17,772,831	$10.46

*	The maximum offering price per share for Class A shares was $10.80 which reflects a sales charge of 3.0%.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income
Interest	$18,378,288
Dividends—Affiliated issuers	10,724	$18,389,012

Expenses
Advisory fee (see Note B)	4,497,915
Distribution fee—Class A	236,100
Distribution fee—Class C	242,488
Distribution fee—Class 1	448,029
Transfer agency—Class A	30,408
Transfer agency—Class C	9,699
Transfer agency—Advisor Class	66,834
Transfer agency—Class 1	26
Transfer agency—Class 2	10
Custodian	199,535
Registration fees	79,937
Audit and tax	77,376
Administrative	60,253
Printing	44,030
Legal	40,487
Directors’ fees	7,742
Miscellaneous	36,317

Total expenses	6,077,186
Less: expenses waived and reimbursed by the Adviser (see Note B)	(650,568)

Net expenses		5,426,618

Net investment income		12,962,394

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(3,013,104)
Swaps		(176,519)
Net change in unrealized appreciation/ depreciation of:
Investments		25,199,302
Swaps		(11,829,179)

Net gain on investment transactions		10,180,500

Net Increase in Net Assets from Operations		$23,142,894

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,962,394	$9,598,410
Net realized gain (loss) on investment transactions	(3,189,623)	46,823
Net change in unrealized appreciation/depreciation of investments	13,370,123	(36,238,100)

Net increase (decrease) in net assets from operations	23,142,894	(26,592,867)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(916,215)	(1,074,315)
Class C	(109,940)	(132,143)
Advisor Class	(2,396,855)	(1,802,696)
Class 1	(6,290,282)	(4,310,206)
Class 2	(2,769,394)	(2,053,393)
Net realized gain on investment transactions
Class A	(2,586)	(135,299)
Class C	(790)	(58,740)
Advisor Class	(4,191)	(140,734)
Class 1	(12,245)	(388,019)
Class 2	(5,233)	(156,157)
Capital Stock Transactions
Net increase (decrease)	(58,073,019)	414,744,535

Total increase (decrease)	(47,437,856)	377,899,966
Net Assets
Beginning of period	907,644,175	529,744,209

End of period (including undistributed net investment income of $1,011,224 and $534,279, respectively)	$860,206,319	$907,644,175

See notes to financial statements.

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Government Reserves Portfolio, the Tax-Aware Fixed Income Portfolio, the Limited Duration High Income Portfolio, the AllianceBernstein Credit Long/Short Portfolio and the AllianceBernstein High Yield Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. The AllianceBernstein Credit Long/Short Portfolio commenced operations on May 7, 2014. The AllianceBernstein High Yield Portfolio commenced operations July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Municipal Bond Inflation Strategy Portfolio (the “Strategy”). The Strategy offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$821,857,130		$3,858,510		$825,715,640
Corporates—Investment Grade		– 0	–	34,068,050		– 0	–	34,068,050
Agencies		– 0	–	5,719,546		– 0	–	5,719,546
Short-Term Investments:
Investment Companies		8,377,170		– 0	–	– 0	–	8,377,170
U.S. Treasury Bills		– 0	–	1,299,610		– 0	–	1,299,610

Total Investments in Securities		8,377,170		862,944,336		3,858,510		875,180,016
Other Financial Instruments*:
Liabilities:
Inflation Swaps		– 0	–	(25,957,551)		– 0	–	(25,957,551)

Total^		$8,377,170		$836,986,785		$3,858,510		$849,222,465

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$1,406,832		$1,406,832
Accrued discounts/(premiums)	(16,638)		(16,638)
Realized gain (loss)	339		339
Change in unrealized appreciation/depreciation	107,977		107,977
Purchases	2,390,000		2,390,000
Sales	(30,000)		(30,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/14	$3,858,510		$3,858,510

Net change in unrealized appreciation/depreciation from investments held as of 10/31/14*	$108,367		$108,367

*	The unrealized appreciation/depreciation is included in the net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of October 31, 2014 all level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2015 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2014, such reimbursement amounted to $650,568.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2014, the reimbursement for such services amounted to $60,253.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $46,498 for the year ended October 31, 2014.

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $0 from the sale of Class A shares and received $35,125 and $4,148 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2014.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$ 4,287	$261,881	$257,791	$8,377	$11

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $291,434 and $1,666,557 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$158,118,153	$206,863,602

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$852,421,195

Gross unrealized appreciation	$23,350,889
Gross unrealized depreciation	(592,068)

Net unrealized appreciation	$22,758,821

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2014, the Strategy held inflation (CPI) swaps for hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on inflation swaps	$25,957,551

Total				$25,957,551

The effect of derivative instruments on the statement of operations for the year ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(176,519)	$(11,829,179)

Total		$(176,519)	$(11,829,179)

The following table represents the volume of the Strategy’s derivative transactions during the year ended October 31, 2014:

Inflation Swaps:
Average notional amount	$590,392,308

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of October 31, 2014:

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$7,048,147	$	– 0	–	$	– 0	–	$(7,048,147)	$	– 0	–
Citibank, NA	8,191,319		– 0	–		– 0	–	(8,191,319)		– 0	–
Deutsche Bank AG	1,254,783		– 0	–		– 0	–	(1,153,654)		101,129
JPMorgan Chase Bank, NA	5,141,571		– 0	–		– 0	–	(5,141,571)		– 0	–
Morgan Stanley Capital Services LLC	4,321,731		– 0	–		– 0	–	(4,321,731)		– 0	–

Total	$25,957,551	$	– 0	–	$	– 0	–	$(25,856,422)		$101,129	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	1,381,976	6,974,968	$14,378,468	$74,440,982

Shares issued in reinvestment of dividends and distributions	64,886	82,038	676,433	870,145

Shares redeemed	(4,945,588)	(5,212,924)	(51,592,286)	(54,662,914)

Net increase (decrease)	(3,498,726)	1,844,082	$(36,537,385)	$20,648,213

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	41

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Class C
Shares sold	186,022	1,146,689	$1,936,753	$12,285,428

Shares issued in reinvestment of dividends and distributions	8,462	14,045	88,112	149,967

Shares redeemed	(1,079,313)	(1,567,753)	(11,205,231)	(16,410,571)

Net decrease	(884,829)	(407,019)	$(9,180,366)	$(3,975,176)

Advisor Class
Shares sold	8,998,760	15,767,725	$93,830,198	$167,340,611

Shares issued in reinvestment of dividends and distributions	153,682	134,229	1,604,984	1,415,758

Shares redeemed	(8,845,646)	(6,488,992)	(91,557,536)	(67,633,418)

Net increase	306,796	9,412,962	$3,877,646	$101,122,951

Class 1
Shares sold	11,373,052	25,868,903	$118,277,228	$274,285,379

Shares issued in reinvestment of dividends and distributions	447,445	335,276	4,657,848	3,536,271

Shares redeemed	(13,388,007)	(7,488,984)	(139,824,360)	(78,946,564)

Net increase (decrease)	(1,567,510)	18,715,195	$(16,889,284)	$198,875,086

Class 2
Shares sold	3,899,558	12,001,612	$40,622,722	$128,058,638

Shares issued in reinvestment of dividends and distributions	173,015	150,930	1,801,773	1,591,030

Shares redeemed	(4,031,011)	(2,994,419)	(41,768,125)	(31,576,207)

Net increase	41,562	9,158,123	$656,370	$98,073,461

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Strategy shares as investors anticipate adverse effects on the

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	43

Notes to Financial Statements

Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.
Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$483,823	$714,057
Long-term capital gains	22,282	631,579

Total taxable distributions	506,105	1,345,636
Tax-exempt distributions	12,001,626	8,906,066

Total distributions paid	$12,507,731	$10,251,702

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,027,561
Accumulated capital and other losses	(3,189,623)
Unrealized appreciation/(depreciation)	(3,198,730)

Total accumulated earnings/(deficit)	$(5,360,792	)(a)

(a)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Strategy had a net short-term capital loss carryforward of $486,150 and a net long-term capital loss carryforward of $2,703,473 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and the redesignation of dividends resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,					January 26, 2010(a) to October 31,
	2014		2013	2012	2011	2010

Net asset value, beginning of period	$ 10.35		$ 10.80	$ 10.32	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13		.12	.14	.16	.11
Net realized and unrealized gain (loss) on investment transactions	.12		(.44)	.50	.26	.06

Net increase (decrease) in net asset value from operations	.25		(.32)	.64	.42	.17

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.11)	(.14)	(.17)	(.08)
Distributions from net realized gain on investment transactions	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.12)		(.13)	(.16)	(.19)	(.08)

Net asset value, end of period	$ 10.48		$ 10.35	$ 10.80	$ 10.32	$ 10.09

Total Return
Total investment return based on net asset value(e)	2.44%		(2.98)%	6.22%	4.24%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,016		$95,466	$79,735	$64,342	$28,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%		.80%	.80%	.80%	.80	%^
Expenses, before waivers/reimbursements	.90%		.91%	.95%	1.20%	2.15	%^
Net investment income(b)	1.24%		1.10%	1.34%	1.57%	1.43	%^
Portfolio turnover rate	18%		15%	10%	26%	1%

See footnote summary on page 51.

46	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,					January 26, 2010(a) to October 31,
	2014		2013	2012	2011	2010

Net asset value, beginning of period	$ 10.33		$ 10.78	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06		.04	.07	.09	.06
Net realized and unrealized gain (loss) on investment transactions	.12		(.43)	.50	.25	.06

Net increase (decrease) in net asset value from operations	.18		(.39)	.57	.34	.12

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.04)	(.07)	(.10)	(.04)
Distributions from net realized gain on investment transactions	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.05)		(.06)	(.09)	(.12)	(.04)

Net asset value, end of period	$ 10.46		$ 10.33	$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	1.72%		(3.67)%	5.51%	3.45%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,873		$29,748	$35,436	$23,919	$11,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%		1.50%	1.50%	1.50%	1.50	%^
Expenses, before waivers/reimbursements	1.60%		1.61%	1.65%	1.91%	2.76	%^
Net investment income(b)	.54%		.41%	.64%	.87%	.78	%^
Portfolio turnover rate	18%		15%	10%	26%	1%

See footnote summary on page 51.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,					January 26, 2010(a) to October 31, 2010
	2014		2013	2012	2011

Net asset value, beginning of period	$ 10.35		$ 10.81	$ 10.32	$ 10.10	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16		.15	.17	.19	.12
Net realized and unrealized gain (loss) on investment transactions	.12		(.45)	.51	.25	.08

Net increase (decrease) in net asset value from operations	.28		(.30)	.68	.44	.20

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.14)	(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.15)		(.16)	(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.48		$ 10.35	$ 10.81	$ 10.32	$ 10.10

Total Return
Total investment return based on net asset value(e)	2.75%		(2.78)%	6.64%	4.44%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$185,106		$179,620	$85,781	$41,924	$12,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%		.50%	.50%	.50%	.50	%^
Expenses, before waivers/reimbursements	.60%		.61%	.65%	.88%	1.57	%^
Net investment income(b)	1.55%		1.39%	1.63%	1.85%	1.81	%^
Portfolio turnover rate	18%		15%	10%	26%	1%

See footnote summary on page 51.

48	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,					January 26, 2010(a) to October 31, 2010
	2014		2013	2012	2011

Net asset value, beginning of period	$ 10.33		$ 10.78	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15		.14	.16	.17	.11
Net realized and unrealized gain (loss) on investment transactions	.12		(.43)	.50	.27	.07

Net increase (decrease) in net asset value from operations	.27		(.29)	.66	.44	.18

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.14)	(.16)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.15)		(.16)	(.18)	(.22)	(.10)

Net asset value, end of period	$ 10.45		$ 10.33	$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	2.60%		(2.76)%	6.45%	4.40%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$408,307		$419,573	$236,285	$111,857	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.60%	.60%	.60%	.60	%^
Expenses, before waivers/reimbursements	.66%		.67%	.74%	.92%	2.70	%^
Net investment income(b)	1.44%		1.30%	1.54%	1.66%	1.38	%^
Portfolio turnover rate	18%		15%	10%	26%	1%

See footnote summary on page 51.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,					January 26, 2010(a) to October 31, 2010
	2014		2013	2012	2011

Net asset value, beginning of period	$ 10.33		$ 10.79	$ 10.31	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16		.15	.17	.17	.11
Net realized and unrealized gain (loss) on investment transactions	.13		(.44)	.50	.28	.07

Net increase (decrease) in net asset value from operations	.29		(.29)	.67	.45	.18

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.15)	(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.00	)(d)	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.16)		(.17)	(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.46		$ 10.33	$ 10.79	$ 10.31	$ 10.08

Total Return
Total investment return based on net asset value(e)	2.79%		(2.75)%	6.54%	4.54%	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$185,904		$183,237	$92,507	$43,368	$10,044
Ratio to average net assets of:
Expenses, net of waivers	.50%		.50%	.50%	.50%	.50	%^
Expenses, before waivers	.56%		.57%	.64%	.85%	2.61	%^
Net investment income(b)	1.54%		1.39%	1.64%	1.77%	1.49	%^
Portfolio turnover rate.	18%		15%	10%	26%	1%

See footnote summary on page 51.

50	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	51

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and Shareholders of the AllianceBernstein Municipal Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Municipal Bond Inflation Strategy Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Municipal Bond Inflation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of four years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 26, 2014

52	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (“Guy”) B. Davidson III(2) , Vice President Wayne D. Godlin(2), Vice President	Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	53

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

54	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ++ Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ++ 72 (1998)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	55

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ++ 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ++ 82 (1998)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

56	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ++ 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ++ 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	57

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ++ 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

58	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ++ 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	59

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael G. Brooks 66	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Robert “Guy” B. Davidson III 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Wayne D. Godlin 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2009.

Terrance T. Hults 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

60	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	61

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

62	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/14 ($ MM)
Municipal Bond Inflation Strategy	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$923.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2013, the Adviser received $52,718 (0.006% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]	Fiscal Year End
Municipal Bond Inflation Strategy	Advisor Class A Class C Class 1 Class 2	0.50 0.80 1.50 0.60 0.50	% % % % %	0.60% 0.90% 1.60% 0.66% 0.56%	October 31 (ratio as of April 30, 2014)

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	63

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.7 However, with respect to the Strategy, the

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

64	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)9 and the Strategy’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Municipal Bond Inflation Strategy	0.500	0.500	7/15

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	65

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.11

Strategy	Total Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Municipal Bond Inflation Strategy	0.800	0.860	5/15	0.750	30/43

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads,

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

66	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s fiscal year ended October 31, 2013, ABI received from the Strategy $0, $1,005,045 and $46,386 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.13

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s fiscal year ended October 31, 2013, ABIS received $26,015 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the

13	As a result of discussions between the Board and the Adviser, ABI is planning to phase in reductions of the Strategy’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2015.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	67

independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

68	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

The information below shows the 1 and 3 year performance return and rankings of the Strategy 17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2014.19

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Municipal Bond Inflation Strategy
1 year	3.98	5.63	5.52	14/15	45/51
3 year	2.09	3.91	3.81	15/15	43/45

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)20 versus its benchmark.21 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2014 Annualized Performance
			Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)		Volatility (%)	Sharpe (%)
Municipal Bond Inflation Strategy	3.98	2.09	2.70	3.21	0.63	3
Barclays Capital 1-10yr TIPS Index	2.39	1.26	3.39	3.55	0.35	3
Inception Date: January 26, 2010

17	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

18	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a Strategy in/from a PU are somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

21	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2014.

22	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	69

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

70	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

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Discovery Value Fund

Equity Income Fund

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Value Fund

International/Global Equity

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Global Equity & Covered Call Strategy Fund

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International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

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Intermediate Bond Portfolio

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Alternatives

All Market Real Return Portfolio*

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Select US Long/Short Portfolio

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Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	71

AllianceBernstein Family of Funds

NOTES

72	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	73

NOTES

74	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	75

NOTES

76	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0151-1014

ANNUAL REPORT

AllianceBernstein

Real Asset Strategy

October 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 16, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Real Asset Strategy (the “Strategy”) for the annual reporting period ended October 31, 2014. Effective December 15, 2014, the Strategy’s name changed to All Market Real Return Portfolio.

Investment Objective and Policies

The Strategy’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation. The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Strategy. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Strategy anticipates that its investments, other than its investments in inflation-indexed securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include Real Estate Investment Trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	1

hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Strategy may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swaps or structured notes. The Strategy intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in

AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy except that the Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodity-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Strategy with commodity exposure within the limitations of federal tax requirements that apply to the Strategy.

The Strategy is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Strategy’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net) and the Real Asset Strategy Benchmark, composed of equal weightings of the MSCI AC World Commodity Producers Index, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real

2	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index and the Dow Jones-UBS Commodity Index, for the six- and 12-month periods ended October 31, 2014.

During the 12-month period, all share classes of the Strategy outperformed the primary benchmark, while all share classes underperformed the Real Asset Strategy Benchmark (except for Class Z shares whose inception date is January 31, 2014, and performance period is less than 12 months). During the six-month period, all share classes of the Strategy outperformed the primary benchmark but underperformed the Real Asset Strategy Benchmark. The outperformance against the primary benchmark during both periods was driven by the strategic allocation to real estate equity, which outperformed the primary benchmark (which has zero exposure to real estate equities). Allocation to commodity futures detracted from performance, although to a lesser extent. The underperformance relative to the Real Asset Strategy Benchmark was driven largely by sector selection in commodity equities, real estate equities and commodity equity security selection. Sector selection in commodity futures added to performance, albeit to a smaller extent.

The Strategy utilized derivatives including interest rate swaps, inflation swaps and Treasury futures for hedging and investment purposes, total return swaps for investment purposes, and purchased options for hedging purposes, which detracted from returns during both periods. Currency forwards were utilized for hedging and investment purposes, which contributed to returns during both periods.

Market Review and Investment Strategy

The 12-month period ended October 31, 2014 was very volatile for real assets broadly, and particularly for energy-related assets. The second quarter of 2014 began with unrest in Iraq, which led to higher volatility and geopolitical risk premiums at the front-end of the crude futures curve. Far-dated crude however, remained fairly muted initially. At around $85/barrel, far-dated crude was added to the Strategy on the hypothesis that these levels would be a soft floor because of the Organization of Petroleum Exporting Companies (“OPEC”) budgets and marginal cost economics, and that any risk of disruption in Iraqi supply is to future production rather than current supply. During the third quarter however, the entire crude curve collapsed due to higher than expected production and lower official prices. Since then, markets have been gripped by uncertainty on OPEC’s intentions and the market-balancing mechanism going forward. The Strategy’s overweight positions in energy stocks and energy futures were hurt by these events.

The other major impact on the Strategy came from the fact that interest rates moved to the downside. The Strategy had an underweight to REITs coming into the reporting period on the hypothesis that a rise in rates would have a negative impact on risk assets in general, and U.S. REITs in particular, and that a disorderly reversal of flows from Japanese retail investors into high-yielding structured products poses further downside risk to U.S. REITs. However, falling yields led to strong performance for U.S. REITs, which negatively impacted the Strategy’s underweight positioning.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World Commodity Producers Index (net), the FTSE® EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Real Asset Strategy Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or costs associated with holding the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Strategy and are subject to the same risks that apply to similar investments if held directly by the Strategy. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Strategy wholly owns and controls the Subsidiary, and the Strategy and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Strategy or its shareholders.

Real Estate Risk: The Strategy’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Strategy may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy’s NAV.

Management Risk: The Strategy is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. For Class 1 shares, Click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Real Asset Strategy
Class 1*	-8.25%	-3.35%

Class 2*	-8.09%	-3.12%

Class A	-8.36%	-3.45%

Class C	-8.69%	-4.13%

Advisor Class†	-8.17%	-3.20%

Class R†	-8.45%	-3.66%

Class K†	-8.30%	-3.39%

Class I†	-8.11%	-3.09%

Class Z†	-8.10%	0.19%	‡

Primary Benchmark: MSCI AC World Commodity Producers Index (net)	-9.51%	-4.98%

Real Asset Strategy Benchmark	-6.20%	-0.75%

*      Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

‡     Since inception on 1/31/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

3/8/10* TO 10/31/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Asset Strategy’s Class A shares (from 3/8/10* to 10/31/14) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 3/8/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-3.35%	-3.35%
Since Inception†	2.80%	2.80%

Class 2 Shares*
1 Year	-3.12%	-3.12%
Since Inception†	3.05%	3.05%

Class A Shares
1 Year	-3.45%	-7.56%
Since Inception†	2.75%	1.80%

Class C Shares
1 Year	-4.13%	-5.08%
Since Inception†	2.01%	2.01%

Advisor Class Shares‡
1 Year	-3.20%	-3.20%
Since Inception†	3.03%	3.03%

Class R Shares‡
1 Year	-3.66%	-3.66%
Since Inception†	2.52%	2.52%

Class K Shares‡
1 Year	-3.39%	-3.39%
Since Inception†	2.80%	2.80%

Class I Shares‡
1 Year	-3.09%	-3.09%
Since Inception†	3.06%	3.06%

Class Z Shares‡
Since Inception†	0.19%	0.19%

See Disclosures, Risks and Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.16%, 1.93%, 1.34%, 2.04%, 1.04%, 1.65%, 1.33%, 0.97% and 0.93% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios (exclusive of interest expense) to 1.25%, 1.00%, 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00% and 1.00% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class 1, Class I and Class Z shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception dates for these share classes are listed above.

See Disclosures, Risks and Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)
Class 1 Shares*
1 Year	0.23%
Since Inception†	3.30%

Class 2 Shares*
1 Year	0.49%
Since Inception†	3.54%

Class A Shares
1 Year	-4.13%
Since Inception†	2.28%

Class C Shares
1 Year	-1.54%
Since Inception†	2.52%

Advisor Class Shares‡
1 Year	0.45%
Since Inception†	3.54%

Class R Shares‡
1 Year	-0.02%
Since Inception†	3.03%

Class K Shares‡
1 Year	0.18%
Since Inception†	3.30%

Class I Shares‡
1 Year	0.39%
Since Inception†	3.54%

Class Z Shares‡
Since Inception†	2.09%

*

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception dates for these share classes are listed above.

See Disclosures, Risks and Historical Performance on pages 4-6.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$916.40	$6.28	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class C
Actual	$1,000	$913.10	$9.64	2.00%
Hypothetical**	$1,000	$1,015.12	$10.16	2.00%
Advisor Class
Actual	$1,000	$918.30	$4.84	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class R
Actual	$1,000	$915.50	$7.24	1.50%
Hypothetical**	$1,000	$1,017.64	$7.68	1.50%
Class K
Actual	$1,000	$917.00	$6.04	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%

12	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$918.90	$4.55	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%
Class 1
Actual	$1,000	$917.50	$5.51	1.14%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%
Class 2
Actual	$1,000	$919.10	$4.35	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class Z
Actual	$1,000	$919.00	$4.26	0.88%
Hypothetical**	$1,000	$1,021.00	$4.48	0.88%
*	Expenses are equal to the Strategy’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	13

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $632.7

STRATEGY BREAKDOWN*
Commodity Related Stocks	47.4%
Commodity Related Derivatives	42.4%
Real Estate Stocks	18.6%
Other	(8.4)%

*	All data are as of October 31, 2014. The Strategy breakdown is expressed as an approximate percentage of the Strategy’s net assets inclusive of derivative exposure, based on the Advisor’s internal classification guidelines.

†

The Strategy’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Portfolio Summary

TEN LARGEST EQUITY HOLDINGS*

October 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$31,249,806	4.9%
Royal Dutch Shell PLC	22,764,569	3.6
Chevron Corp.	16,808,833	2.7
Total SA	14,330,991	2.3
BP PLC	10,200,830	1.6
BG Group PLC	7,677,757	1.2
Occidental Petroleum Corp.	7,575,146	1.2
ConocoPhillips	7,537,222	1.2
Rio Tinto PLC	6,557,818	1.0
Glencore PLC	4,865,755	0.8
	$129,568,727	20.5%

*	Long-term investments.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	15

Ten Largest Equity Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.5%
Energy – 29.7%
Coal & Consumable Fuels – 0.2%
Cameco Corp.	19,112	$331,859
China Shenhua Energy Co., Ltd. – Class H	159,800	449,371
CONSOL Energy, Inc.	11,081	407,781
Peabody Energy Corp.	13,113	136,769

		1,325,780

Integrated Oil & Gas – 18.2%
BG Group PLC	460,683	7,677,757
BP PLC	1,417,786	10,200,830
Chevron Corp.	140,132	16,808,833
China Petroleum & Chemical Corp. – Class H	1,464,000	1,269,598
Exxon Mobil Corp.	323,129	31,249,806
Galp Energia SGPS SA	40,650	589,363
Gazprom OAO (Sponsored ADR)	44,820	295,722
Hess Corp.	23,230	1,970,136
LUKOIL OAO (London) (Sponsored ADR)	46,220	2,267,091
PetroChina Co., Ltd. – Class H	1,384,000	1,734,474
Petroleo Brasileiro SA (ADR)	222,930	2,608,281
Petroleo Brasileiro SA (Sponsored ADR)	108,260	1,324,020
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	223,486	7,991,950
Royal Dutch Shell PLC – Class A	188,619	6,737,801
Royal Dutch Shell PLC – Class B	217,478	8,034,818
Total SA	240,037	14,330,991

		115,091,471

Oil & Gas Drilling – 0.1%
Nabors Industries Ltd.	35,580	635,103
Odfjell Drilling Ltd.	104,210	305,680

		940,783

Oil & Gas Equipment & Services – 0.6%
Aker Solutions ASA(a)(b)	125,940	815,955
Deep Sea Supply PLC	547,947	620,520
Halliburton Co.	16,510	910,362
Helix Energy Solutions Group, Inc.(b)	25,260	672,926
Petroleum Geo-Services ASA	105,750	525,240

		3,545,003

Oil & Gas Exploration & Production – 8.5%
Anadarko Petroleum Corp.	48,195	4,423,337
Apache Corp.	19,088	1,473,593
Cabot Oil & Gas Corp.	20,411	634,782
Canadian Natural Resources Ltd.	129,876	4,532,206
Chesapeake Energy Corp.	25,689	569,782
CNOOC Ltd.	870,200	1,360,399
Concho Resources, Inc.(b)	5,400	588,762
ConocoPhillips	104,466	7,537,222
Crescent Point Energy Corp.	19,852	656,126

16	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Det Norske Oljeselskap ASA(b)	154,347	$999,016
Devon Energy Corp.	18,718	1,123,080
EnCana Corp.	35,791	666,883
EOG Resources, Inc.	51,034	4,850,782
EQT Corp.	7,299	686,398
Inpex Corp.	95,800	1,225,324
Marathon Oil Corp.	33,696	1,192,838
MEG Energy Corp.(b)	33,510	808,724
Murphy Oil Corp.	22,840	1,219,428
Noble Energy, Inc.	17,402	1,002,877
Occidental Petroleum Corp.	85,181	7,575,146
Pioneer Natural Resources Co.	6,911	1,306,594
Rosetta Resources, Inc.(b)	31,230	1,187,677
SM Energy Co.	20,290	1,142,327
Southwestern Energy Co.(b)	17,068	554,881
Whiting Petroleum Corp.(b)	8,860	542,586
Williams Cos., Inc. (The)	80,580	4,472,996
Woodside Petroleum Ltd.	31,719	1,126,670

		53,460,436

Oil & Gas Refining & Marketing – 0.3%
JX Holdings, Inc.	199,600	855,016
Valero Energy Corp.	21,050	1,054,395

		1,909,411

Oil & Gas Storage & Transportation – 1.8%
Enbridge, Inc.	87,620	4,146,022
Kinder Morgan, Inc./DE	96,670	3,741,129
TransCanada Corp.	71,230	3,510,782

		11,397,933

		187,670,817

Materials – 9.4%
Aluminum – 0.3%
Alcoa, Inc.	33,662	564,175
Norsk Hydro ASA	224,179	1,255,160

		1,819,335

Commodity Chemicals – 0.4%
Denki Kagaku Kogyo KK	189,000	617,368
LyondellBasell Industries NV – Class A	12,840	1,176,529
Westlake Chemical Corp.	11,640	821,202

		2,615,099

Construction Materials – 0.1%
West China Cement Ltd.	6,404,000	636,143

Diversified Chemicals – 0.6%
Arkema SA	14,510	895,585
Eastman Chemical Co.	11,770	950,781
Huntsman Corp.	50,490	1,231,956
Mitsubishi Gas Chemical Co., Inc.	156,000	933,376

		4,011,698

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Metals & Mining – 3.8%
Anglo American PLC	43,551	$919,516
Aurubis AG	20,130	1,050,835
BHP Billiton Ltd.	148,755	4,450,278
BHP Billiton PLC	65,978	1,704,647
Boliden AB	43,780	723,568
Freeport-McMoRan, Inc.	32,437	924,454
Glencore PLC(b)	948,373	4,865,755
Korea Zinc Co., Ltd.	2,630	990,439
MMC Norilsk Nickel OJSC (ADR)	89,130	1,658,709
Rio Tinto PLC	137,823	6,557,818

		23,846,019

Fertilizers & Agricultural Chemicals – 0.9%
Monsanto Co.	27,997	3,220,775
Mosaic Co. (The)	10,183	451,209
Potash Corp. of Saskatchewan, Inc.	26,861	916,856
Syngenta AG	2,931	906,433

		5,495,273

Forest Products – 0.0%
Duratex SA	9,430	33,898

Gold – 0.9%
Agnico Eagle Mines Ltd.	6,150	144,931
Barrick Gold Corp.	123,516	1,466,345
Franco-Nevada Corp.	4,404	206,162
Goldcorp, Inc.	120,879	2,268,392
Koza Altin Isletmeleri AS	85,740	552,632
New Gold, Inc.(b)	62,800	227,898
Newcrest Mining Ltd.(b)	23,156	189,916
Newmont Mining Corp.	14,915	279,805
Real Gold Mining Ltd.(b)(c)(d)	124,500	2
Yamana Gold, Inc.	26,061	103,823

		5,439,906

Paper Products – 0.4%
International Paper Co.	13,130	664,641
Mondi PLC	57,610	973,636
OJI Holdings Corp.	25,000	90,389
Sappi Ltd.(b)	192,690	763,176
Stora Enso Oyj – Class R	17,338	143,179
UPM-Kymmene Oyj	16,667	264,380

		2,899,401

Precious Metals & Minerals – 0.1%
Fresnillo PLC	6,620	73,980
Impala Platinum Holdings Ltd.(b)	16,188	118,070
Industrias Penoles SAB de CV	4,175	94,561
North American Palladium Ltd.(b)	2,174,730	343,607
Silver Wheaton Corp.	10,713	186,210

		816,428

18	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Chemicals – 0.2%
Johnson Matthey PLC	13,420	$640,692
Koninklijke DSM NV	9,958	623,948

		1,264,640

Steel – 1.7%
ArcelorMittal (Euronext Amsterdam)	31,206	409,927
BlueScope Steel Ltd.(b)	123,636	576,386
China Steel Corp. (Sponsored GDR)(a)	18,757	315,118
JFE Holdings, Inc.	15,272	302,996
Nippon Steel & Sumitomo Metal Corp.	235,495	621,435
Nucor Corp.	9,941	537,410
POSCO	2,047	591,249
Tata Steel Ltd. (GDR)(a)	129,290	1,034,320
Ternium SA (Sponsored ADR)	30,910	680,329
ThyssenKrupp AG(b)	14,083	339,423
Vale SA	40,753	411,165
Vale SA (Preference Shares)	59,333	516,012
Vale SA (Sponsored ADR) (Local Preference Shares)	412,360	3,612,274
Voestalpine AG	16,120	645,733

		10,593,777

		59,471,617

Equity: Other – 7.5%
Diversified/Specialty – 6.7%
Alam Sutera Realty Tbk PT	1,029,400	39,524
Alexandria Real Estate Equities, Inc.	1,118	92,794
Armada Hoffler Properties, Inc.	28,711	269,309
Ayala Land, Inc.	743,960	555,903
Azrieli Group	3,444	111,320
Beni Stabili SpA SIIQ	78,535	54,152
British Land Co. PLC (The)	173,949	2,031,151
Bumi Serpong Damai Tbk PT	639,600	84,998
Buzzi Unicem SpA	23,100	312,565
CA Immobilien Anlagen AG(b)	33,751	647,363
Canadian Real Estate Investment Trust	1,090	47,863
Capital Property Fund	285,797	331,148
CapitaLand Ltd.	235,400	581,183
Central Pattana PCL	117,851	174,587
Cheung Kong Holdings Ltd.	38,000	676,057
Ciputra Development Tbk PT	903,500	85,679
City Developments Ltd.	53,900	396,700
ClubCorp Holdings, Inc.	32,550	620,403
Cofinimmo SA	5,265	611,532
Country Garden Holdings Co., Ltd.	388,000	152,436
CSR Ltd.	95,080	291,005
Digital Realty Trust, Inc.	2,120	146,259
Duke Realty Corp.	5,141	97,473
East Japan Railway Co.	4,300	335,844
Eastern & Oriental Bhd	64,400	54,846

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Evergrande Real Estate Group Ltd.	514,250	$197,615
Fibra Uno Administracion SA de CV	390,832	1,356,538
Folkestone Education Trust	90,810	149,037
Fonciere Des Regions	3,169	291,344
Fukuoka REIT Corp.	95	177,109
Gecina SA	3,221	435,928
Globe Trade Centre SA(b)	21,734	39,272
GPT Group (The)	243,198	883,994
Gramercy Property Trust, Inc.	106,954	668,463
Great Portland Estates PLC	32,253	354,978
Grivalia Properties REIC	3,692	39,906
Growthpoint Properties Ltd.	298,411	724,496
Guangzhou R&F Properties Co., Ltd. – Class H	82,700	90,201
H&R Real Estate Investment Trust	4,293	85,437
Hang Lung Properties Ltd.	200,000	624,546
Hemfosa Fastigheter AB(b)	20,647	342,485
Henderson Land Development Co., Ltd.	124,331	839,952
Home Depot, Inc. (The)	2,300	224,296
Hufvudstaden AB – Class A	10,343	134,210
Hulic Co., Ltd.	27,350	302,586
IGB Corp. Bhd	67,100	58,751
IJM Land Bhd	36,500	38,173
IMMOFINANZ AG(b)	76,215	230,734
Kennedy Wilson Europe Real Estate PLC	36,143	601,307
Kennedy-Wilson Holdings, Inc.	25,100	679,959
Kiwi Income Property Trust	93,620	87,580
KLCCP Stapled Group	38,300	80,111
Land & Houses PCL	239,600	74,300
Land Securities Group PLC	74,663	1,324,824
Lend Lease Group	22,270	310,600
Lippo Karawaci Tbk PT	1,671,600	148,058
Longfor Properties Co., Ltd.	121,700	141,334
Mah Sing Group Bhd	69,900	50,577
Mapletree Greater China Commercial Trust(a)	157,000	115,443
Merlin Properties Socimi SA(b)	89,130	1,055,502
Mitchells & Butlers PLC(b)	52,660	320,530
Mitsubishi Estate Co., Ltd.	145,600	3,709,124
Mitsui Fudosan Co., Ltd.	108,400	3,486,840
New World China Land Ltd.	222,000	134,670
New World Development Co., Ltd.	137,630	173,357
Nomura Real Estate Master Fund, Inc.	157	189,813
Orix JREIT, Inc.	286	381,313
PLA Administradora Industrial S de RL de CV(b)	106,140	245,601
Pruksa Real Estate PCL	53,500	55,028
Quality Houses PCL	304,900	40,254
Redefine Properties Ltd.	294,830	267,153
Regal Entertainment Group – Class A	29,930	662,950
Resilient Property Income Fund Ltd.	20,726	153,109

20	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SM Prime Holdings, Inc.	647,600	$252,244
SOHO China Ltd.	135,000	98,890
SP Setia Bhd Group	70,600	70,616
Spirit Realty Capital, Inc.	18,470	219,793
Sponda Oyj	22,771	104,258
Sumitomo Realty & Development Co., Ltd.	58,700	2,200,602
Summarecon Agung Tbk PT	892,300	93,017
Sun Hung Kai Properties Ltd.	193,923	2,901,053
Sunac China Holdings Ltd.	157,600	136,865
Suntec Real Estate Investment Trust	224,000	311,208
Supalai PCL	311,200	246,036
Swiss Prime Site AG(b)	5,186	394,276
Taiheiyo Cement Corp.	44,000	161,434
Tokyu Fudosan Holdings Corp.	22,900	162,757
Top REIT, Inc.	45	185,741
United Urban Investment Corp.	236	372,456
Vornado Realty Trust	4,266	467,042
Wallenstam AB – Class B	9,404	141,883
Wharf Holdings Ltd. (The)	255,000	1,890,949
Wihlborgs Fastigheter AB	6,299	110,474
WP Carey, Inc.	1,335	90,406

		42,193,482

Health Care – 0.8%
Chartwell Retirement Residences	31,610	322,537
HCP, Inc.	28,540	1,254,903
Health Care REIT, Inc.	4,858	345,452
LTC Properties, Inc.	13,050	547,317
Medical Properties Trust, Inc.	57,870	780,666
Omega Healthcare Investors, Inc.	19,103	728,971
Senior Housing Properties Trust	3,190	72,062
Ventas, Inc.	13,787	944,548

		4,996,456

Triple Net – 0.0%
Realty Income Corp.	3,471	159,770

		47,349,708

Utilities – 5.0%
Electric Utilities – 1.8%
CLP Holdings Ltd.	105,000	903,490
Electricite de France SA	76,580	2,261,284
Endesa SA	48,270	941,645
Enel SpA	457,680	2,338,708
Fortum Oyj	40,220	932,773
Iberdrola SA	280,850	1,988,113
Korea Electric Power Corp.	24,460	1,073,691
SSE PLC	45,730	1,172,105

		11,611,809

Gas Utilities – 0.7%
Gas Natural SDG SA	47,880	1,382,618
Hong Kong & China Gas Co., Ltd.	475,000	1,109,213

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Petronas Gas Bhd	96,900	$664,452
Snam SpA	165,970	897,480

		4,053,763

Independent Power Producers & Energy Traders – 0.4%
Aboitiz Power Corp.	216,800	198,103
AES Corp./VA	22,830	321,218
Calpine Corp.(b)	13,260	302,593
China Resources Power Holdings Co., Ltd.	144,000	419,133
EDP Renovaveis SA	31,940	207,663
Electric Power Development Co., Ltd.	5,000	174,856
Enel Green Power SpA	188,650	463,753
NRG Energy, Inc.	12,620	378,348
Tractebel Energia SA	20,700	281,942

		2,747,609

Multi-Utilities – 1.9%
Centrica PLC	203,860	988,715
Dominion Resources, Inc./VA	23,340	1,664,142
E.ON SE	88,500	1,525,748
GDF Suez	102,570	2,490,392
National Grid PLC	147,480	2,188,598
PG&E Corp.	19,010	956,583
RWE AG	26,640	945,234
Sempra Energy	9,650	1,061,500
United Utilities Group PLC	30,970	424,545

		12,245,457

Water Utilities – 0.2%
American Water Works Co., Inc.	7,620	406,679
Cia de Saneamento Basico do Estado de Sao Paulo	35,500	277,837
Severn Trent PLC	10,720	342,649

		1,027,165

		31,685,803

Retail – 3.9%
Regional Mall – 1.2%
BR Malls Participacoes SA	58,240	467,725
CapitaMall Trust	239,000	366,576
General Growth Properties, Inc.	7,963	206,321
Macerich Co. (The)	6,209	437,734
Multiplan Empreendimentos Imobiliarios SA	14,480	299,488
Pennsylvania Real Estate Investment Trust	31,860	682,760
Simon Property Group, Inc.	15,496	2,777,038
Taubman Centers, Inc.	2,764	210,203
Washington Prime Group, Inc.	42,521	749,645
Westfield Corp.	219,069	1,539,396

		7,736,886

22	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Shopping Center/Other Retail – 2.7%
Aeon Mall Co., Ltd.	14,600	$267,994
American Realty Capital Properties, Inc.	14,317	126,992
Atrium European Real Estate Ltd.(b)	13,358	69,955
Calloway Real Estate Investment Trust	1,640	40,132
Capital & Counties Properties PLC	68,263	373,438
CapitaMalls Malaysia Trust	91,800	40,189
Citycon Oyj	78,589	254,622
DDR Corp.	34,166	619,771
Deutsche Euroshop AG	4,329	193,682
Federal Realty Investment Trust	1,049	138,258
Federation Centres	196,460	471,778
Hammerson PLC	102,448	1,006,448
Harvey Norman Holdings Ltd.	46,480	156,302
Hyprop Investments Ltd.	42,100	367,534
IGB Real Estate Investment Trust	141,800	56,915
Iguatemi Empresa de Shopping Centers SA	4,800	48,622
Intu Properties PLC	83,628	456,209
Japan Retail Fund Investment Corp.	388	781,217
Kimco Realty Corp.	6,308	157,385
Kite Realty Group Trust	25,229	653,179
Klepierre	25,389	1,098,884
Link REIT (The)	221,923	1,306,472
Ramco-Gershenson Properties Trust	38,643	675,480
Regency Centers Corp.	5,290	321,103
Retail Opportunity Investments Corp.	42,030	686,770
RioCan Real Estate Investment Trust	11,418	268,974
Scentre Group(b)	762,762	2,433,163
Unibail-Rodamco SE	13,037	3,342,783
Vastned Retail NV	11,515	525,853
Weingarten Realty Investors	4,540	164,575

		17,104,679

		24,841,565

Residential – 3.0%
Multi-Family – 2.7%
Apartment Investment & Management Co. – Class A	2,262	80,957
Associated Estates Realty Corp.	49,560	967,907
AvalonBay Communities, Inc.	4,991	777,798
Barratt Developments PLC	46,740	314,204
Boardwalk Real Estate Investment Trust	621	39,341
BUWOG AG(b)	3,810	70,437
Camden Property Trust	1,334	102,278
Canadian Apartment Properties REIT	1,767	39,195
China Overseas Land & Investment Ltd.	732,140	2,128,977
China Resources Land Ltd.	149,380	354,918
China Vanke Co., Ltd. – Class H(b)	619,274	1,164,869
CIFI Holdings Group Co., Ltd.	1,732,000	321,503
Comforia Residential REIT, Inc.	95	176,963
Corp. GEO SAB de CV Series B(b)(c)(d)	23,600	181

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cyrela Brazil Realty SA Empreendimentos e Participacoes	22,100	$109,880
Desarrolladora Homex SAB de CV(b)(c)(d)	14,600	2,405
Deutsche Wohnen AG	27,195	613,836
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	332,777	373,772
Equity Residential	9,594	667,358
Essex Property Trust, Inc.	1,471	296,789
Even Construtora e Incorporadora SA	92,000	199,007
GAGFAH SA(b)	60,365	1,128,888
Irish Residential Properties REIT PLC(b)	151,700	204,361
Kaisa Group Holdings Ltd.	805,000	298,124
Kenedix Residential Investment Corp.	68	178,172
KWG Property Holding Ltd.	816,500	566,971
LEG Immobilien AG(b)	12,709	878,376
Meritage Homes Corp.(b)	14,620	537,870
Mid-America Apartment Communities, Inc.	11,839	836,544
Mirvac Group	336,211	533,402
MRV Engenharia e Participacoes SA	23,550	77,892
PDG Realty SA Empreendimentos e Participacoes(b)	107,100	52,731
PulteGroup, Inc.	15,690	301,091
Shimao Property Holdings Ltd.	107,500	231,643
Sino-Ocean Land Holdings Ltd.	318,080	180,637
Stockland	407,014	1,521,734
Sun Communities, Inc.	10,226	592,801
UDR, Inc.	3,937	119,016
Urbi Desarrollos Urbanos SAB de CV(b)(c)(d)	120,400	– 0	–
Wing Tai Holdings Ltd.	241,000	335,794

		17,378,622

Self Storage – 0.2%
Extra Space Storage, Inc.	1,714	99,686
Public Storage	3,629	668,970
Safestore Holdings PLC	94,440	314,238

		1,082,894

Single Family – 0.1%
Fortune Brands Home & Security, Inc.	13,880	600,310

		19,061,826

Transportation – 2.6%
Airport Services – 1.0%
Aeroports de Paris	13,600	1,609,751
Airports of Thailand PCL	175,800	1,306,220
Auckland International Airport Ltd.	177,860	537,704
Flughafen Zuerich AG	850	541,635
Fraport AG Frankfurt Airport Services Worldwide	13,740	851,341
Kobenhavns Lufthavne	1,070	516,410
SIA Engineering Co., Ltd.	173,000	641,528

		6,004,589

24	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Highways & Railtracks – 1.3%
Abertis Infraestructuras SA	141,660	$2,953,942
Atlantia SpA	136,210	3,216,899
CCR SA	244,800	1,822,327

		7,993,168

Marine Ports & Services – 0.3%
COSCO Pacific Ltd.	302,000	398,182
International Container Terminal Services, Inc.	219,480	567,113
Kamigumi Co., Ltd.	30,000	289,255
Mitsubishi Logistics Corp.	20,000	304,630
Westports Holdings Bhd	343,600	313,416
Westshore Terminals Investment Corp.	8,040	245,042

		2,117,638

		16,115,395

Office – 2.0%
Office – 2.0%
Allied Properties Real Estate Investment Trust	14,239	449,387
Ascendas India Trust	58,800	37,507
Befimmo SA	1,576	121,460
Boston Properties, Inc.	6,080	770,639
CapitaCommercial Trust	180,000	234,049
Castellum AB	15,452	236,958
Columbia Property Trust, Inc.	25,000	630,750
Cominar Real Estate Investment Trust	8,929	151,160
Cousins Properties, Inc.	11,665	151,762
Derwent London PLC	8,693	413,593
Dream Office Real Estate Investment Trust	15,321	387,834
Entra ASA(a)(b)	31,464	347,529
Fabege AB	42,302	543,017
Hongkong Land Holdings Ltd.	216,000	1,506,366
Inmobiliaria Colonial SA(b)	163,210	115,154
Investa Office Fund	83,920	264,776
Japan Excellent, Inc.	362	480,299
Japan Prime Realty Investment Corp.	116	427,191
Japan Real Estate Investment Corp.	207	1,127,995
Kenedix Office Investment Corp. – Class A	90	481,266
Kilroy Realty Corp.	4,767	322,917
Liberty Property Trust	10,476	364,250
Nippon Building Fund, Inc.	126	706,185
Norwegian Property ASA(b)	46,179	70,518
NTT Urban Development Corp.	17,500	198,066
Parkway Properties, Inc./MD	33,460	670,873
PSP Swiss Property AG(b)	3,775	323,996
SL Green Realty Corp.	5,788	669,672
Tokyo Tatemono Co., Ltd.	36,000	314,257
Workspace Group PLC	33,600	352,868

		12,872,294

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 0.9%
Industrial Warehouse Distribution – 0.7%
Ascendas Real Estate Investment Trust	183,000	$317,865
Global Logistic Properties Ltd.	278,000	595,744
Granite Real Estate Investment Trust	17,906	645,690
Hansteen Holdings PLC	121,900	206,704
Japan Logistics Fund, Inc.	83	186,503
Mapletree Industrial Trust	265,000	304,361
Mapletree Logistics Trust	353,709	323,830
Mexico Real Estate Management SA de CV(b)	135,620	247,145
ProLogis, Inc.	8,767	365,145
Segro PLC	69,665	424,419
STAG Industrial, Inc.	34,380	838,872
Warehouses De Pauw SCA	1,036	73,988

		4,530,266

Mixed Office Industrial – 0.2%
BR Properties SA	16,240	82,051
Goodman Group	233,967	1,142,272

		1,224,323

		5,754,589

Lodging – 0.9%
Lodging – 0.9%
Ashford Hospitality Prime, Inc.	36,524	632,961
Ashford Hospitality Trust, Inc.	59,856	676,373
Chatham Lodging Trust	24,380	624,616
DiamondRock Hospitality Co.	51,790	743,186
FelCor Lodging Trust, Inc.	46,130	494,975
Hersha Hospitality Trust	94,130	686,208
Host Hotels & Resorts, Inc.	11,750	273,893
Intrawest Resorts Holdings, Inc.(b)	15,630	166,303
Japan Hotel REIT Investment Corp.	425	263,620
Pebblebrook Hotel Trust	6,410	273,066
Starwood Hotels & Resorts Worldwide, Inc.	7,850	601,781
Wyndham Worldwide Corp.	3,890	302,136

		5,739,118

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	33,138	1,557,486
Bunge Ltd.	12,022	1,065,751
Wilmar International Ltd.	61,041	152,156

		2,775,393

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	15,110	609,688

		3,385,081

26	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Financial: Other – 0.1%
Financial: Other – 0.1%
HFF, Inc. – Class A	16,900	$532,012

Total Common Stocks (cost $417,153,833)		414,479,825

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 15.8%
United States – 15.8%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS)(e)	$94,789	95,848,073
0.625%, 7/15/21 (TIPS)	3,706	3,809,001

Total Inflation-Linked Securities (cost $100,581,984)		99,657,074

	Shares
WARRANTS – 0.5%
Materials – 0.2%
Fertilizers & Agricultural Chemicals – 0.2%
UPL Ltd., Deutsche Bank, expiring 1/30/17(b)	215,850	1,221,122

Equity: Other – 0.2%
Diversified/Specialty – 0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(b)	402,940	1,097,062

Energy – 0.1%
Coal & Consumable Fuels – 0.0%
Coal India Ltd., Merrill Lynch Intl & Co., expiring 11/02/15(b)	13,520	81,343

Oil & Gas Storage & Transportation – 0.1%
Petronet LNG Ltd., Deutsche Bank AG London, expiring 8/14/18(b)	187,375	606,626

		687,969

Financial: Other – 0.0%
Financial: Other – 0.0%
DLF Ltd., Merrill Lynch Intl & Co., expiring 5/23/18(b)	36,590	73,967

Total Warrants (cost $2,687,166)		3,080,120

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	27

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.3%
Funds and Investment Trusts – 0.3%
CPN Retail Growth Leasehold Property Fund	143,850	$72,875
iShares US Real Estate ETF	27,630	2,071,697

Total Investment Companies (cost $1,842,901)		2,144,572

	Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
iShares US Real Estate ETF Expiration: Jan 2015, Exercise Price: $ 57.00(b)(f)	1,452	16,698
iShares US Real Estate ETF Expiration: Jan 2015, Exercise Price: $ 59.00(b)(f)	743	10,402

Total Options Purchased – Puts (premiums paid $863,483)		27,100

	Shares
SHORT-TERM INVESTMENTS – 17.7%
Investment Companies – 17.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(g)(h) (cost $111,861,671)	111,861,671	111,861,671

Total Investments – 99.8% (cost $634,991,038)		631,250,362
Other assets less liabilities – 0.2%		1,464,413

Net Assets – 100.0%		$632,714,775

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	71	November 2014	$6,117,396	$6,096,060	$(21,336)
Cattle Feeder Futures	18	January 2015	2,081,352	2,056,275	(25,077)
Cocoa Futures	74	March 2015	2,288,278	2,140,820	(147,458)
Coffee C Futures	15	March 2015	1,100,579	1,081,688	(18,891)
Copper London Metal Exchange Futures	19	November 2014	3,370,966	3,207,200	(163,766)
Corn Futures	124	March 2015	2,324,299	2,413,350	89,051
Cotton No. 2 Futures	134	March 2015	4,155,546	4,215,640	60,094
Gasoline RBOB Futures	52	November 2014	5,403,454	4,690,795	(712,659)
Gold 100 OZ Futures	74	December 2014	9,024,238	8,669,840	(354,398)
LME Lead Futures	53	November 2014	2,779,964	2,651,656	(128,308)

28	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2014	Unrealized Appreciation/ (Depreciation)
Natural Gas Futures	107	December 2014	$4,456,069	$4,236,130	$(219,939)
Nickel London Metal Exchange Futures	28	November 2014	3,124,884	2,642,808	(482,076)
Palladium Futures	13	December 2014	1,143,839	1,029,340	(114,499)
Platinum Futures	61	January 2015	4,154,370	3,767,360	(387,010)
PRI Aluminum London Metal Exchange Futures	99	November 2014	4,932,888	5,109,638	176,750
PRI Aluminum London Metal Exchange Futures	49	January 2015	2,408,459	2,507,575	99,116
Soybean Meal Futures	37	March 2015	1,177,035	1,280,940	103,905
WTI Crude Futures	55	November 2014	5,509,373	4,429,700	(1,079,673)
WTI Crude Futures	37	May 2015	3,464,641	2,968,140	(496,501)
WTI Crude Futures	151	November 2017	12,940,399	12,187,210	(753,189)
WTI Crude Futures	230	November 2018	19,157,066	18,620,800	(536,266)
Zinc London Metal Exchange Futures	62	November 2014	3,670,083	3,581,275	(88,808)

Sold Contracts
Brent Crude Oil Futures	36	May 2015	3,763,735	3,191,040	572,695
Gas Oil Futures (ICE)	54	December 2014	4,555,738	4,002,750	552,988
KC HRW Wheat Futures	34	March 2015	1,032,224	1,018,300	13,924
Lead London Metal Exchange Futures	118	November 2014	6,500,708	5,903,688	597,020
Lean Hogs Futures	18	December 2014	641,345	633,780	7,565
Live Cattle Futures	11	December 2014	704,913	730,620	(25,707)
LME Copper Futures	9	November 2014	1,551,456	1,519,200	32,256
LME Nickel Futures	14	November 2014	1,254,929	1,321,404	(66,475)
LME Zinc Futures	55	November 2014	3,110,132	3,176,938	(66,806)
Natural Gas Futures	104	November 2014	3,819,605	4,027,920	(208,315)
NY Harbor USLD Futures	47	November 2014	5,452,436	4,956,517	495,919
PRI Aluminum London Metal Exchange Futures	99	November 2014	4,969,137	5,109,638	(140,501)
S&P 500 E mini Index Futures	586	December 2014	58,222,634	58,934,020	(711,386)
Soybean Futures	24	March 2015	1,207,729	1,263,900	(56,171)
Sugar 11 (World) Futures	266	February 2015	5,001,543	4,778,637	222,906
Wheat (CBT) Futures	40	March 2015	1,079,881	1,091,500	(11,619)

					$(3,992,645)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	29

Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	776,074	USD	758	12/15/14	$36,727
Barclays Bank PLC	USD	2,677	CNY	16,558	12/15/14	13,309
Barclays Bank PLC	USD	847	IDR	10,096,953	12/15/14	(15,971)
Barclays Bank PLC	USD	1,735	SGD	2,180	12/15/14	(38,794)
BNP Paribas SA	INR	172,140	USD	2,785	12/15/14	(3,623)
BNP Paribas SA	USD	1,835	CHF	1,709	12/15/14	(57,669)
BNP Paribas SA	USD	18,833	CNY	116,304	12/15/14	64,549
Citibank	USD	1,770	RUB	66,960	12/15/14	(230,581)
Credit Suisse International	USD	1,909	ZAR	20,863	12/15/14	(30,298)
Deutsche Bank AG	EUR	15,800	USD	20,751	12/15/14	945,796
Deutsche Bank AG	USD	1,906	INR	116,651	12/15/14	(16,043)
Deutsche Bank AG	USD	817	MYR	2,611	12/15/14	(30,757)
Goldman Sachs Bank USA	BRL	15,084	USD	6,312	11/04/14	224,552
Goldman Sachs Bank USA	USD	6,126	BRL	15,084	11/04/14	(38,095)
Goldman Sachs Bank USA	BRL	9,962	USD	3,998	12/02/14	12,510
Goldman Sachs Bank USA	AUD	6,927	USD	6,045	12/15/14	(33,514)
Goldman Sachs Bank USA	CAD	16,963	USD	15,034	12/15/14	(1,090)
Goldman Sachs Bank USA	CNY	13,040	USD	2,117	12/15/14	(1,408)
Goldman Sachs Bank USA	EUR	14,090	USD	18,256	12/15/14	594,112
Goldman Sachs Bank USA	GBP	11,438	USD	18,590	12/15/14	298,184
Goldman Sachs Bank USA	JPY	2,433,355	USD	23,047	12/15/14	1,374,852
Goldman Sachs Bank USA	NOK	19,943	USD	3,146	12/15/14	193,775
Goldman Sachs Bank USA	USD	1,972	AUD	2,140	12/15/14	(93,865)
HSBC Bank USA	GBP	1,533	USD	2,461	12/15/14	9,365
HSBC Bank USA	USD	2,494	HKD	19,324	12/15/14	(1,717)
JPMorgan Chase Bank	USD	8,716	GBP	5,364	12/15/14	(138,303)
JPMorgan Chase Bank	USD	1,629	RUB	61,365	12/15/14	(219,065)
Royal Bank of Scotland PLC	BRL	5,664	USD	2,317	11/04/14	31,516
Royal Bank of Scotland PLC	USD	2,318	BRL	5,664	11/04/14	(32,180)
Royal Bank of Scotland PLC	AUD	7,068	USD	6,171	12/15/14	(31,227)
Standard Chartered Bank	USD	992	HKD	7,691	12/15/14	(731)
State Street Bank & Trust Co.	EUR	1,867	USD	2,361	12/15/14	20,613
State Street Bank & Trust Co.	USD	1,634	CAD	1,845	12/15/14	899
State Street Bank & Trust Co.	USD	5,389	EUR	4,236	12/15/14	(79,387)
State Street Bank & Trust Co.	USD	2,287	JPY	243,734	12/15/14	(116,115)
State Street Bank & Trust Co.	USD	1,425	ZAR	15,628	12/15/14	(17,850)
UBS AG	BRL	10,504	USD	4,544	11/04/14	304,572
UBS AG	USD	4,298	BRL	10,504	11/04/14	(58,447)
UBS AG	USD	3,321	AUD	3,822	12/15/14	33,091
UBS AG	USD	4,178	CAD	4,589	12/15/14	(110,648)

						$2,761,044

30	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$3,830	3/30/22	2.263%	3 Month LIBOR	$(27,452)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$26,768	6/17/24	2.514%	CPI	#	$(740,253)
Citibank, NA	1,000	3/27/18	2.450%	CPI	#	(46,215)
JPMorgan Chase Bank, NA	85,342	10/01/16	1.918%	CPI	#	(877,242)
JPMorgan Chase Bank, NA	100,450	6/06/17	2.040%	CPI	#	(1,140,054)
JPMorgan Chase Bank, NA	28,419	6/17/24	2.513%	CPI	#	(781,716)
JPMorgan Chase Bank, NA	26,768	6/17/24	2.513%	CPI	#	(736,302)
JPMorgan Chase Bank, NA	10,000	7/30/24	2.596%	CPI	#	(358,127)

						$(4,679,909)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Obligation
Citibank, NA Bloomberg Commodity Index 2 Months Forwards	$345,581	0.11%	$86,943	12/15/14	$527,354
Goldman Sachs International Bloomberg Commodity Index 2 Months Forwards	335,195	0.11%	84,331	12/15/14	511,505
JPMorgan Chase Bank, NA Bloomberg Commodity Index 2 Months Forwards	155,407	0.11%	39,098	12/15/14	237,150

					$1,276,009

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $2,628,365 or 0.4% of net assets.

(b)	Non-income producing security.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	31

Consolidated Portfolio of Investments

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	One contract relates to 100 shares.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NOK – Norwegian Krone

RUB – Russian Ruble

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

WTI – West Texas Intermediate

See notes to consolidated financial statements.

32	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $523,129,367)	$519,388,691
Affiliated issuers (cost $111,861,671)	111,861,671	(a)
Cash	338,875
Due from broker	3,491,983	(b)
Foreign currencies, at value (cost $2,247,197)	2,214,955
Unrealized appreciation on forward currency exchange contracts	4,158,422
Receivable for investment securities sold and foreign currency transactions	1,845,394
Unrealized appreciation on total return swaps	1,276,009
Receivable for capital stock sold	1,160,280
Dividends and interest receivable	726,231

Total assets	646,462,511

Liabilities
Unrealized depreciation on inflation swaps	4,679,909
Payable for investment securities purchased and foreign currency transactions	2,822,003
Payable for capital stock redeemed	1,879,821
Collateral received from broker	1,420,000
Unrealized depreciation on forward currency exchange contracts	1,397,378
Payable for variation margin on exchange-traded derivatives	724,979
Management fee payable	361,710
Distribution fee payable	121,483
Unrealized depreciation on interest rate swaps	27,452
Administrative fee payable	18,389
Transfer Agent fee payable	18,057
Interest expense payable	3,371
Accrued expenses and other liabilities	273,184

Total liabilities	13,747,736

Net Assets	$632,714,775

Composition of Net Assets
Capital stock, at par	$60,402
Additional paid-in capital	643,161,184
Undistributed net investment income	7,153,574
Accumulated net realized loss investment and foreign currency transactions	(9,177,368)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(8,483,017)

	$632,714,775

(a)	Includes investment of cash collateral of $1,420,000 received from broker for OTC derivatives outstanding at October 31, 2014.

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	33

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$28,433,555	2,701,918	$10.52	*

C	$8,530,980	819,929	$10.40

Advisor	$58,398,822	5,528,366	$10.56

R	$182,199	17,331	$10.51

K	$2,174,191	207,081	$10.50

I	$21,341,553	2,024,852	$10.54

1	$513,632,772	49,100,693	$10.46

2	$10,683	1,000	$10.68

Z	$10,020	950	$10.55

*	The maximum offering price per share for Class A shares was $10.99 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

34	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $924,360)	$13,722,969
Affiliated issuers	36,550
Interest	677,744	$14,437,263

Expenses
Management fee (see Note B)	4,736,595
Distribution fee—Class A	160,099
Distribution fee—Class C	107,358
Distribution fee—Class R	189
Distribution fee—Class K	4,695
Distribution fee—Class 1	1,198,762
Transfer agency—Class A	67,503
Transfer agency—Class C	14,834
Transfer agency—Advisor Class	89,825
Transfer agency—Class R	59
Transfer agency—Class K	2,089
Transfer agency—Class I	6,501
Transfer agency—Class 1	18,903
Transfer agency—Class Z	2
Custodian	313,861
Registration fees	125,385
Audit and tax	111,936
Administrative	57,849
Printing	53,641
Legal	49,879
Directors’ fees	7,741
Miscellaneous	105,285

Total expenses	7,232,991
Less: expenses waived and reimbursed by the Adviser (see Note B)	(103,010)

Net expenses		7,129,981

Net investment income		7,307,282

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		15,470,776	(a)
Futures		(63,406)
Swaps		(18,884,215)
Foreign currency transactions		1,720,910
Net change in unrealized appreciation/depreciation of:
Investments		(29,599,903	)(b)
Futures		(3,562,168)
Swaps		487,320
Foreign currency denominated assets and liabilities		4,000,681

Net loss on investment and foreign currency transactions		(30,430,005)

Contributions from Adviser (see Note B)		119,942

Net Decrease in Net Assets from Operations		$(23,002,781)

(a)	Net of foreign capital gains taxes of $52,131.

(b)	Net of increase in accrued foreign capital gains taxes of $9,548.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	35

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,307,282	$4,641,114
Net realized loss investment and foreign currency transactions	(1,755,935)	(16,505,253)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(28,674,070)	10,513,940
Contributions from Adviser (see Note B)	119,942	– 0	–

Net decrease in net assets from operations	(23,002,781)	(1,350,199)
Dividends to Shareholders from
Net investment income
Class A	(792,091)	(1,562,186)
Class C	(58,007)	(258,770)
Advisor Class	(985,378)	(1,822,536)
Class R	(423)	(348)
Class K	(26,710)	(30,815)
Class I	(354,919)	(503,361)
Class 1	(6,782,380)	(5,327,983)
Class 2	(161)	(295)
Capital Stock Transactions
Net increase	80,314,554	196,692,584

Total increase	48,311,704	185,836,091
Net Assets
Beginning of period	584,403,071	398,566,980

End of period (including undistributed net investment income of $7,153,574 and $3,766,361, respectively)	$632,714,775	$584,403,071

See notes to consolidated financial statements.

36	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio (Effective December 15, 2014, the Strategy’s name changed to All Market Real Return Portfolio), the Government Reserves Portfolio, the Tax-Aware Fixed Income Portfolio, the Limited Duration High Income Portfolio, the AllianceBernstein Credit Long/Short Portfolio and the AllianceBernstein High Yield Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. The AllianceBernstein Credit Long/Short commenced operations on May 7, 2014. The AllianceBernstein High Yield Portfolio commenced operations on July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Real Asset Strategy Portfolio (“the Strategy”). As part of the Strategy’s investment strategy, the Strategy seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Strategy and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Strategy is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2014, net assets of the Strategy were $632,714,775, of which $125,412,103, or approximately 19.82%, represented the Strategy’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AllianceBernstein Real Asset Strategy and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Effective January 31, 2014 the fund commenced offering of Class Z shares. Class B shares are not currently being offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	37

Notes to Consolidated Financial Statements

sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less.

If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities,

38	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	39

Notes to Consolidated Financial Statements

market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management

40	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Energy	$121,635,999		$66,034,818		$	– 0	–	$187,670,817
Materials	24,884,447		34,587,168			2		59,471,617
Equity: Other	13,668,566		33,681,142			– 0	–	47,349,708
Utilities	5,373,005		26,312,798			– 0	–	31,685,803
Retail	10,209,833		14,631,732			– 0	–	24,841,565
Residential	7,608,128		11,451,112			2,586	^	19,061,826
Transportation	245,042		15,870,353			– 0	–	16,115,395
Office	5,461,619		7,410,675			– 0	–	12,872,294
Industrials	2,377,544		3,377,045			– 0	–	5,754,589
Lodging	5,475,498		263,620			– 0	–	5,739,118
Food Beverage & Tobacco	3,232,925		152,156			– 0	–	3,385,081
Financial: Other	532,012		– 0	–		– 0	–	532,012
Inflation-Linked Securities	– 0	–	99,657,074			– 0	–	99,657,074
Warrants	– 0	–	3,080,120			– 0	–	3,080,120
Investment Companies	2,144,572		– 0	–		– 0	–	2,144,572
Options Purchased – Puts	– 0	–	27,100			– 0	–	27,100
Short-Term Investments	111,861,671		– 0	–		– 0	–	111,861,671

Total Investments in Securities	314,710,861		316,536,913	+		2,588		631,250,362
Other Financial Instruments* :
Assets:
Futures	3,024,189		– 0	–		– 0	–	3,024,189 #
Forward Currency Exchange Contracts	– 0	–	4,158,422			– 0	–	4,158,422
Total Return Swaps	– 0	–	1,276,009			– 0	–	1,276,009
Liabilities:
Futures	(7,016,834)		– 0	–		– 0	–	(7,016,834)#
Forward Currency Exchange Contracts	– 0	–	(1,397,378)			– 0	–	(1,397,378)
Interest Rate Swaps	– 0	–	(27,452)			– 0	–	(27,452)
Inflation (CPI) Swaps	– 0	–	(4,679,909)			– 0	–	(4,679,909)

Total(a)	$310,718,216		$315,866,605			$2,588		$626,587,409

^	The Strategy held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

(a)	There were de minimus transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	41

Notes to Consolidated Financial Statements

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Materials		Residential^		Warrants
Balance as of 10/31/13	$2		$17,879			$1,069,240
Accrued discounts/(premiums)	– 0	–	– 0	–		– 0	–
Realized gain (loss)	– 0	–	– 0	–		126,907
Change in unrealized appreciation/depreciation	– 0	–	(18,913)			16,418
Purchases	– 0	–	– 0	–		876,283
Sales	– 0	–	– 0	–		(1,160,774)
Transfers in to Level 3	– 0	–	3,620			– 0	–
Transfers out of Level 3	– 0	–	– 0	–		(928,074)

Balance as of 10/31/14	$2		$2,586		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/14*	$ – 0	–	$(18,913)		$	– 0	–

	Total
Balance as of 10/31/13	$1,087,121
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	126,907
Change in unrealized appreciation/depreciation	(2,495)
Purchases	876,283
Sales	(1,160,774)
Transfers in to Level 3	3,620
Transfers out of Level 3	(928,074)

Balance as of 10/31/14	$2,588	+

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/14*	$(18,913)

^	The Strategy held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

+	There were de minimus transfers under 1% of net assets during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and

42	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	43

Notes to Consolidated Financial Statements

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Strategy as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Strategy as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy’s) and has concluded that no provision for income tax is required in the Strategy’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

44	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser a management fee at an annual rate of .75% of the Strategy’s average daily net assets. Effective February 1, 2014, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00%, 1.25%, 1.00% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2015. For the year ended October 31, 2014, such reimbursement amounted to $103,010. Prior to February 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the year ended October 31, 2014, the Adviser reimbursed the Strategy $119,942 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2014, the reimbursement for such services amounted to $57,849.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $88,332 for the year ended October 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	45

Notes to Consolidated Financial Statements

Distributor has advised the Strategy that it has retained front-end sales charges of $996 from the sale of Class A shares and received $150 and $625 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2014.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$ 13,659	$448,645	$350,442	$111,862	$37

Brokerage commissions paid on investment transactions for the year ended October 31, 2014 amounted to $629,704, of which $2,329 and $191, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .25% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $140,594, $13,943, $18,640 and $1,789,511 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of

46	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$402,454,610	$338,822,155
U.S. government securities	52,183,712	96,547,291

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$691,982,864

Gross unrealized appreciation	$3,346,969
Gross unrealized depreciation	(62,087,365)

Net unrealized depreciation	$(58,740,396)

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	47

Notes to Consolidated Financial Statements

due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2014, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2014, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

48	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2014, the Strategy held purchased options for hedging purposes.

For the year ended October 31, 2014, the Strategy had no transactions in written options.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures,

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	49

Notes to Consolidated Financial Statements

making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

50	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2014, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2014, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Strategy may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2014, the Strategy held total return swaps for non-hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	51

Notes to Consolidated Financial Statements

Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$3,024,189	*	Receivable/Payable for variation margin on exchange-traded derivatives	$6,305,448	*

Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	711,386	*

Equity contracts	Investments in securities, at value	27,100

52	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$4,158,422	Unrealized depreciation on forward currency exchange contracts	$1,397,378

Interest rate contracts			Unrealized depreciation on interest rate swaps	27,452

Interest rate contracts			Unrealized depreciation on inflation swaps	4,679,909

Equity contracts	Unrealized appreciation on total return swaps	1,276,009

Total		$8,485,720		$13,121,573

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the year ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,568,243)	$(2,850,782)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,504,837	(711,386)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,081,646	4,037,008

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	53

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/ depreciation of investments	$	– 0	–	$(836,383)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(592,309)		(4,614,930)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(18,291,906)		5,102,250

Total			$(16,865,975)		$125,777

The following table represents the volume of the Strategy’s derivative transactions during the year ended October 31, 2014:

Futures:
Average original value of buy contracts	$53,823,524
Average original value of sale contracts	$58,979,242

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$52,481,924
Average principal amount of sale contracts	$74,730,869

Purchased Options:
Average monthly cost	$818,029

Interest Rate Swaps:
Average notional amount	$7,781,923

Inflation Swaps:
Average notional amount	$165,855,846

Total Return Swaps:
Average monthly cost	$211,314,147

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

54	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of October 31, 2014:

AllianceBernstein Real Asset Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC	$27,100	$	– 0	–	$	– 0	–	$	– 0	–	$27,100

Total	$27,100	$	– 0	–	$	– 0	–	$	– 0	–	$27,100

OTC Derivatives:
Barclays Bank PLC	$50,036		$(50,036)		$	– 0	–	$	– 0	–	$ – 0	–
BNP Paribas SA	64,549		(61,292)			– 0	–		– 0	–	3,257
Deutsche Bank AG	945,796		(46,800)			– 0	–		– 0	–	898,996
Goldman Sachs Bank USA	2,697,985		(167,972)			– 0	–		– 0	–	2,530,013
HSBC Bank USA	9,365		(1,717)			– 0	–		– 0	–	7,648
Royal Bank of Scotland PLC	31,516		(31,516)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	21,512		(21,512)			– 0	–		– 0	–	– 0	–
UBS AG	337,663		(169,095)			– 0	–		– 0	–	168,568

Total	$4,158,422		$(549,940)		$	– 0	–	$	– 0	–	$3,608,482^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$668,040	$	– 0	–	$	– 0	–	$	– 0	–	$668,040

Total	$668,040	$	– 0	–	$	– 0	–	$	– 0	–	$668,040

OTC Derivatives:
Bank of America, NA	$27,452	$	– 0	–	$	– 0	–	$	– 0	–	$27,452
Barclays Bank PLC	795,018		(50,036)			– 0	–		(744,982)		– 0	–
BNP Paribas SA	61,292		(61,292)			– 0	–		– 0	–	– 0	–
Citibank, NA	276,796		– 0	–		– 0	–		– 0	–	276,796
Credit Suisse International	30,298		– 0	–		– 0	–		– 0	–	30,298
Deutsche Bank AG	46,800		(46,800)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	167,972		(167,972)			– 0	–		– 0	–	– 0	–

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	55

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
HSBC Bank USA	$1,717	$(1,717)		$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA	4,250,809	– 0	–		– 0	–		(4,250,809)			– 0	–
Royal Bank of Scotland PLC	63,407	(31,516)			– 0	–		– 0	–		31,891
Standard Chartered Bank	731	– 0	–		– 0	–		– 0	–		731
State Street Bank & Trust Co.	213,352	(21,512)			– 0	–		– 0	–		191,840
UBS AG	169,095	(169,095)			– 0	–		– 0	–		– 0	–

Total	$6,104,739	$(549,940)		$	– 0	–		$(4,995,791)			$559,008	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$527,354	$	– 0	–	$(527,354)		$	– 0	–	$	– 0	–
Goldman Sachs International	511,505		– 0	–	(511,505)			– 0	–		– 0	–
JPMorgan Chase Bank, NA	237,150		– 0	–	– 0	–		– 0	–		237,150

Total	$1,276,009	$	– 0	–	$(1,038,859)		$	– 0	–		$237,150	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged		Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC **	$56,939	$	– 0	–	$(56,939)		$	– 0	–	$	– 0	–

Total	$56,939	$	– 0	–	$(56,939)		$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at October 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

56	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

2. Currency Transactions

The Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class Z were as follows:

	Shares		Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	711,126	1,972,753	$7,769,044	$21,884,520

Shares issued in reinvestment of dividends	46,030	92,311	488,844	1,020,960

Shares redeemed	(3,924,160)	(2,198,377)	(44,056,119)	(24,151,459)

Net decrease	(3,167,004)	(133,313)	$(35,798,231)	$(1,245,979)

Class C
Shares sold	66,006	317,063	$733,585	$3,497,660

Shares issued in reinvestment of dividends	4,929	21,649	52,050	237,922

Shares redeemed	(449,168)	(568,756)	(4,892,133)	(6,218,213)

Net decrease	(378,233)	(230,044)	$(4,106,498)	$(2,482,631)

Advisor Class
Shares sold	3,229,636	2,733,581	$36,855,186	$30,448,510

Shares issued in reinvestment of dividends	65,150	122,260	692,544	1,354,636

Shares redeemed	(3,621,284)	(3,378,020)	(39,903,399)	(37,225,296)

Net decrease	(326,498)	(522,179)	$(2,355,669)	$(5,422,150)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	57

Notes to Consolidated Financial Statements

	Shares			Amount
	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2014	Year Ended October 31, 2013

Class R
Shares sold	16,124	2,043		$168,739		$22,606

Shares issued in reinvestment of dividends	28	11		296		120

Shares redeemed	(2,285)	(84)		(24,289)		(903)

Net increase	13,867	1,970		$144,746		$21,823

Class K
Shares sold	101,455	54,655		$1,094,794		$604,459

Shares issued in reinvestment of dividends	2,522	2,788		26,710		30,815

Shares redeemed	(49,545)	(18,439)		(530,428)		(200,230)

Net increase	54,432	39,004		$591,076		$435,044

Class I
Shares sold	453,087	508,706		$4,971,354		$5,691,441

Shares issued in reinvestment of dividends	33,483	45,471		354,918		503,361

Shares redeemed	(205,125)	(464,738)		(2,347,148)		(5,170,396)

Net increase	281,445	89,439		$2,979,124		$1,024,406

Class 1
Shares sold	17,658,838	22,862,114		$192,145,101		$251,401,447

Shares issued in reinvestment of dividends	569,369	405,500		6,001,142		4,464,553

Shares redeemed	(7,369,828)	(4,690,415)		(79,296,240)		(51,503,929)

Net increase	10,858,379	18,577,199		$118,850,003		$204,362,071

Class Z(a)
Shares sold	950	– 0	–	$10,003	$	– 0	–

Net increase	950	– 0	–	$10,003	$	– 0	–

(a)	Commenced distribution on January 31, 2014.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium

58	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy,

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	59

Notes to Consolidated Financial Statements

such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$9,000,069	$9,506,294

Total distributions paid	$9,000,069	$9,506,294

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,575,484
Accumulated capital and other losses	(5,993,250	)(a)
Unrealized appreciation/(depreciation)	(63,558,973	)(b)

Total accumulated earnings/(deficit)	$(56,976,739)

(a)

On October 31, 2014, the Strategy had a net capital loss carryforward of $5,993,250. During the fiscal year, the Strategy utilized $8,392,003 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

60	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2014, the Strategy had a net capital loss carryforward of $5,993,250 which will expire in 2019.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and passive foreign investment companies (PFICs), reclassifications of foreign currency and foreign capital gains tax, the book/tax differences associated with the treatment of earnings from the Subsidiary, the tax treatment of Treasury inflation-protected securities, and contributions from the Adviser resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	61

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	March 8, 2010(a) to October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.04	$ 11.33	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12	.10	.11	.16	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	(.13)	.25	(.01)	1.21
Contributions from Adviser	.00	(d)	.00	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.38)	(.03)	.36	.15	1.25

Less: Dividends
Dividends from net investment income	(.14)	(.26)	(.08)	(.35)	– 0	–

Net asset value, end of period	$ 10.52	$ 11.04	$ 11.33	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	(3.45	) %	(.27	) %	3.36%	1.32%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,434	$64,800	$67,989	$70,081	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%	1.05%	1.05%	1.05%	1.05	%^+
Expenses, before waivers/reimbursements	1.30%	1.34%	1.28%	1.61%	7.68	%^+
Net investment income(c)	1.03%	.86%	1.02%	1.44%	.80	%^+
Portfolio turnover rate	73%	54%	118%	120%	42%

See footnote summary on page 70.

62	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	March 8, 2010(a) to October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.90	$ 11.18	$ 10.93	$ 11.19	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.02	.03	.08	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.49)	(.12)	.25	(.01)	1.15
Contributions from Adviser	.00	(d)	.00	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.45)	(.10)	.28	.07	1.19

Less: Dividends
Dividends from net investment income	(.05)	(.18)	(.03)	(.33)	– 0	–

Net asset value, end of period	$ 10.40	$ 10.90	$ 11.18	$ 10.93	$ 11.19

Total Return
Total investment return based on net asset value(e)	(4.13)%	(.92)%	2.58%	.61%	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,531	$13,063	$15,974	$17,414	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.93%	1.75%	1.75%	1.75%	1.75	%^+
Expenses, before waivers/reimbursements	2.02%	2.04%	1.99%	2.31%	11.21	%^+
Net investment income(c)	.34%	.16%	.32%	.73%	.65	%^+
Portfolio turnover rate	73%	54%	118%	120%	42%

See footnote summary on page 70.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	63

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	March 8, 2010(a) to October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.09	$ 11.37	$ 11.08	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.13	.15	.19	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	(.12)	.25	(.01)	1.18
Contributions from Adviser	.00	(d)	.00	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.35)	.01	.40	.18	1.26

Less: Dividends
Dividends from net investment income	(.18)	(.29)	(.11)	(.36)	– 0	–

Net asset value, end of period	$ 10.56	$ 11.09	$ 11.37	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(e)	(3.20)%	.12%	3.69%	1.55%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,399	$64,911	$72,529	$50,795	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94%	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	1.02%	1.04%	.99%	1.29%	8.89	%^+
Net investment income(c)	1.33%	1.18%	1.33%	1.69%	1.46	%^+
Portfolio turnover rate	73%	54%	118%	120%	42%
See footnote summary on page 70.

64	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.04	$ 11.32	$ 11.02	$ 11.23	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.08	.09	.16	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.55)	(.13)	.26	(.04)	1.13
Contributions from Adviser	.00	(d)	.00	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.40)	(.05)	.35	.12	1.23

Less: Dividends
Dividends from net investment income	(.13)	(.23)	(.05)	(.33)	– 0	–

Net asset value, end of period	$ 10.51	$ 11.04	$ 11.32	$ 11.02	$ 11.23

Total Return
Total investment return based on net asset value(e)	(3.66	) %	(.47	) %	3.20%	1.03%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$182	$38	$17	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44%	1.25%	1.25%	1.25%	1.25	%^+
Expenses, before waivers/reimbursements	1.55%	1.65%	1.64%	2.87%	8.66	%^+
Net investment income(c)	1.36%	.76%	.82%	1.39%	1.50	%^+
Portfolio turnover rate	73%	54%	118%	120%	42%

See footnote summary on page 70.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	65

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,	March 8, 2010(a) to October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.03	$ 11.32	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12	.10	.10	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.49)	(.12)	.27	– 0	–	1.13
Contributions from Adviser	.00	(d)	.00	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.37)	(.02)	.37	.15	1.25

Less: Dividends
Dividends from net investment income	(.16)	(.27)	(.10)	(.35)	– 0	–

Net asset value, end of period	$ 10.50	$ 11.03	$ 11.32	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	(3.39)%	(.19)%	3.43%	1.33%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,174	$1,684	$1,286	$128	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19%	1.00%	1.00%	1.00%	1.00	%^+
Expenses, before waivers/reimbursements	1.24%	1.33%	1.35%	1.91%	8.39	%^+
Net investment income(c)	1.10%	.95%	.89%	1.38%	1.76	%^+
Portfolio turnover rate	73%	54%	118%	120%	42%

See footnote summary on page 70.

66	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,	March 8, 2010(a) to October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.07	$ 11.36	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.13	.14	.15	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.49)	(.13)	.26	.02†	1.14
Contributions from Adviser	.00	(d)	.00	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.34)	– 0	–	.40	.17	1.27

Less: Dividends
Dividends from net investment income	(.19)	(.29)	(.11)	(.37)	– 0	–

Net asset value, end of period	$ 10.54	$ 11.07	$ 11.36	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	(3.09)%	.04%	3.69%	1.53%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,341	$19,303	$18,790	$15,850	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	.91%	.97%	.98%	1.38%	8.11	%^+
Net investment income(c)	1.37%	1.17%	1.32%	1.42%	1.99	%^+
Portfolio turnover rate	73%	54%	118%	120%	42%

See footnote summary on page 70.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	67

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,	March 8, 2010(a) to October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$11.00	$11.29	$11.01	$11.25	$10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.10	.12	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	(.12)	.25	(.01)	1.13
Contributions from Adviser	.00	(d)	.00	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.37)	(.02)	.37	.14	1.25

Less: Dividends
Dividends from net investment income	(.17)	(.27)	(.09)	(.38)	– 0	–

Net asset value, end of period	$ 10.46	$ 11.00	$ 11.29	$ 11.01	$ 11.25

Total Return
Total investment return based on net asset value(e)	(3.35)%	(.19)%	3.47%	1.25%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$513,633	$420,593	$221,971	$182,720	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%	1.00%	1.00%	1.00%	1.00	%^+
Expenses, before waivers/reimbursements	1.14%	1.16%	1.21%	1.47%	8.39	%^+
Net investment income(c)	1.16%	.95%	1.07%	1.40%	1.78	%^+
Portfolio turnover rate	73%	54%	118%	120%	42%

See footnote summary on page 70.

68	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,	March 8, 2010(a) to October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.19	$ 11.48	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.13	.15	.14	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	(.12)	.26	.03†	1.14
Contributions from Adviser	.00	(d)	.00	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.35)	.01	.41	.17	1.27

Less: Dividends
Dividends from net investment income	(.16)	(.30)	– 0	–	(.37)	– 0	–

Net asset value, end of period	$ 10.68	$ 11.19	$ 11.48	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	(3.12)%	.05%	3.70%	1.50%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11	$11	$11	$11,187
Ratio to average net assets of:
Expenses, net of waivers	.89%	.75%	.75%	.75%	.75	%^+
Expenses, before waivers	.89%	1.93%	.96%	3.72%	8.14	%^+
Net investment income(c)	1.36%	1.16%	1.32%	1.19%	2.01	%^+
Portfolio turnover rate	73%	54%	118%	120%	42%

See footnote summary on page 70.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	69

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
January 31, 2014(f) to October 31, 2014

Net asset value, beginning of period	$ 10.53

Income From Investment Operations
Net investment income(b)(c)	.13
Net realized and unrealized loss on investment and foreign currency transactions	(.11)
Contributions from Adviser	.00 (d)

Net increase in net asset value from operations	.02

Net asset value, end of period	$ 10.55

Total Return
Total investment return based on net asset value(e)	.19%
Ratios/Supplemental Data
Net assets, end of period (000”s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers^	.88%
Expenses, before waivers^	.88%
Net investment income(c)^	1.59%
Portfolio turnover rate	73%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Commencement of distribution.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

70	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and Shareholders of the AllianceBernstein Real Asset Strategy Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AllianceBernstein Real Asset Strategy Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of October 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AllianceBernstein Real Asset Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2014, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 26, 2014

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	71

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2014. For corporate shareholders, 16.00% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 1.18% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2014, the Strategy designates $7,804,348 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

72	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Jonathan E. Ruff(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Real Asset Strategy Team. Mr. Jonathan E. Ruff is the investment professional with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	73

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

74	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ++ Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ++ 72 (1998)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	75

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ++ 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ++ 82 (1998)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

76	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ++ 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ++ 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	77

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ++ 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

Earl D. Weiner, ++ 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

78	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	79

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Jonathan E. Ruff 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

80	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Real Asset Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	81

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.“3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Strategy	Net Assets 9/30/14 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Real Asset Strategy	$639.1	0.75% (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2013, the Adviser received $52,467 (0.011% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

82	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:4

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Real Asset Strategy[6],[7],[8]	Advisor	1.00%	0.99%	October 31
	Class A	1.30%	1.29%	(ratio as of April 30, 2014)
	Class C	2.00%	1.99%
	Class R	1.50%	1.63%
	Class K	1.25%	1.30%
	Class I	1.00%	0.91%
	Class Z9	1.00%	0.84%
	Class 1	1.25%	0.89%
	Class 2	1.00%	0.89%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

6	Prior to February 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis.

7	The Strategy’s net expense ratios for the most recent semi-annual period (four month period for Class Z shares) are 0.87%, 1.17%, 1.87%, 1.37%, 1.12%, 0.88%, 0.84%, 1.13%, 0.89% for Advisor Class, Class A, Class C, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares, respectively.

8	The Strategy’s current fiscal percentage of net assets allocated to ETFs is 0.30%. The Strategy’s acquired funds expense ratio related to such ETF holdings is 0.001%.

9	The Strategy’s expense ratio for Class Z shares is for the period since inception of the share class, January 1, 2014 through April 30, 2014.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	83

intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2014 net assets:11

Strategy	Net Assets 09/30/14 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Real Asset Strategy	$639.1	Real Asset Strategy Schedule 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum acct size: $150 million	0.582%	0.750%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

84	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Real Asset Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Strategy:

Strategy	Luxembourg Fund	Fee[12]
Real Asset Strategy	Real Asset Portfolio
	Class A	1.55%
	Class I (Institutional)	0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Strategy. Also shown are the Strategy’s advisory fee and what would have been the effective advisory fee of the Strategy had the fee schedule of the sub-advisory relationship been applicable to the Strategy based on September 30, 2014 net assets:

Strategy	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Strategy Advisory Fee
Real Asset Strategy	Client #1	0.35% on first $250 million 0.25% on first $250 million 0.23% thereafter	0.285%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Strategy by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Strategy, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the Strategy and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

12	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, while Class I shares, whose fee is for investment advisory services only.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	85

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)14 and the Strategy’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Real Asset Strategy	0.750	0.877	4/16

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

86	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.16

Strategy	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Asset Strategy	1.050	1.307	2/16	1.269	8/49

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	87

profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $4,924, $1,137,425 and $6,807 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $1,541,078 in fees from the Strategy.

The Strategy effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategy’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategy is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

17	As a result of discussions between the Board and the Adviser, ABI is planning to phase into reductions of the Strategy’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

88	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	89

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance returns and rankings of the Strategy 21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2014.23

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Asset Strategy
1 year	10.78	9.27	9.18	5/16	27/93
3 year	0.40	5.73	6.27	11/13	55/60

21	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

22	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

90	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)24 versus its benchmark.25 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2014 Annualized Performance
				Annualized
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Real Asset Strategy	10.78	0.40	5.20	14.47	0.09	3
MSCI AC World Commodity Producers Index	16.98	-0.98	3.00	15.25	0.08	3
Real Asset Strategy Benchmark	10.23	0.09	4.63
Inception Date: March 8, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

24	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

25	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2014.

26	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	91

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

92	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN REAL ASSET STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RAS-0151-1014

ANNUAL REPORT

AllianceBernstein

Tax-Aware Fixed Income Portfolio

October 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 12, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Tax-Aware Fixed Income Portfolio (the “Fund”) for the six-month period and the period since inception through October 31, 2014. The Fund commenced operations on December 11, 2013.

Investment Objectives and Policies

The investment objective of the Fund is to maximize after-tax return and income. The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from Federal income tax. These securities may pay interest that is subject to the Federal alternative minimum tax (“AMT”) for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from Federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

AllianceBernstein L.P. (the “Adviser”) selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering Federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the portfolio, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures, and forwards, to achieve its investment strategies. For example, the Fund may enter into credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments. The Fund may also enter into tender option bond transactions (“TOBs”), which may be used as a form of leverage.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six-month period and the period since the Fund’s inception, through October 31, 2014.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	1

For the six-month period, all share classes of the Fund underperformed its benchmark. An overweight in higher-yielding, credit-sensitive, bonds benefited performance; an underweight in long-maturity, lower-coupon, high-grade bonds detracted. In addition, security selection in the industrial and local and state general obligation sectors detracted most from performance, as did an overweight in Treasuries. Contributing to performance was security selection in the health care, special tax and education sectors.

For the period since inception, all share classes of the Fund underperformed its benchmark. The transition from cash during the initial investment period detracted from performance versus the benchmark which has no weight in cash. An overweight to the industrial sector and security selection in the pre-refunded sector contributed to performance. Security selection in the transportation, industrial and local general obligation sector detracted most from performance.

The Fund did not use derivatives during either period.

Market Review and Investment Strategy

Limited supply and continued demand supported municipal bond prices over the six- and 12-month periods ended October 31, 2014. As a result municipal issues outperformed most other bond sectors. According to estimates by the Municipal Bond Investment Team (the “Team”) municipal yields declined between 0.10% and 0.50% over the six-month period and between 0.35% and roughly 1% over the 12-month period. During both periods, the yields for long-maturity bonds declined more than yields for shorter-maturity bonds and municipal bonds generally outperformed Treasury bonds. In the last few months of the reporting period, volatility increased in the markets in response to multiple factors: stronger U.S. economic growth prompted concerns that the U.S. Federal Reserve (the “Fed”) might raise interest rates sooner than expected; faltering economic growth overseas; and strife in the Middle East and Ukraine also heightened uncertainty.

The Team also targeted medium-grade, primarily BBB credit quality* bonds, as an attractive part of the market to overweight. This strategy has allowed the Fund to capture historically high yields relative to AAA bonds. In addition, the Team expects the yield spread (the amount by which a bond’s yield exceeds the yield of AAA-rated bonds) of such bonds to fall (improving prices) when the Fed begins to increase rates.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies.

*	A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition and not of the Fund itself. AAA is highest (best) and D is lowest (worst). Investment grade securities are those rated BBB and above. Ratings are subject to change. If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser.

2	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the

Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2014, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.89% and 0%, respectively.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Tax-Aware Fixed Income Portfolio
Class A	2.66%	6.44%

Class C	2.38%	5.92%

Advisor Class†	2.81%	6.84%

Barclays Municipal Bond Index	3.59%	8.26%

*    Inception date: 12/11/2013

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/ or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A
Since Inception*	6.44%	3.24%

Class C
Since Inception*	5.92%	4.92%

Advisor Class†
Since Inception*	6.84%	6.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.24%, 1.94% and 0.94% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses, excluding any interest expense, to 0.85%, 1.55% and 0.55% for Class A, Class C and Advisor Class, respectively. These waivers/ reimbursements may not be terminated prior to December 11, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/11/2013.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A
Since Inception*	2.81%

Class C
Since Inception*	4.44%

Advisor Class†
Since Inception*	6.27%

*	Inception date: 12/11/2013.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,026.60	$4.34	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class C
Actual	$1,000	$1,023.80	$7.91	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Advisor Class
Actual	$1,000	$1,028.10	$2.81	0.55%
Hypothetical**	$1,000	$1,022.43	$2.80	0.55%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $16.9

*	All data are as of October 31, 2014. The Fund’s quality rating breakdown and state breakdown are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”).The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 2.0% in 13 different states and Puerto Rico.

10	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 87.0%
Long-Term Municipal Bonds – 87.0%
Alabama – 0.7%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$119,998

Arizona – 1.7%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37	70	66,407
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44	100	102,067
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	113,181

		281,655

California – 2.2%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	250	265,825
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	150	111,670

		377,495

Colorado – 1.1%
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	170	191,454

Connecticut – 0.9%
State of Connecticut Series 2014C 5.00%, 12/15/22	130	157,979

Florida – 0.7%
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	100	111,030

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 2.1%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	$310	$357,845

Idaho – 0.6%
Idaho Health Facilities Authority (The Terraces at Boise)
Series 2014A 8.00%, 10/01/44	100	105,347

Illinois – 1.8%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	40	40,210
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	50	53,116
Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	100	67,795
State of Illinois Series 2014 5.00%, 5/01/35	130	139,967

		301,088

Indiana – 1.6%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	171,664
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40	100	106,422

		278,086

Kentucky – 0.4%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	65	65,908

12	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 2.2%
City of New Orleans LA Water Revenue Series 2014 5.00%, 12/01/34	$100	$112,007
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23	250	254,735

		366,742

Massachusetts – 4.0%
Massachusetts Clean Water Trust (The) Series 2014 5.00%, 8/01/17	610	683,328

Michigan – 0.8%
City of Detroit MI Sewage Disposal System Revenue Series 2012A
5.00%, 7/01/22	115	129,534

Minnesota – 3.8%
State of Minnesota Series 2010E 5.00%, 8/01/17	580	649,049

Nebraska – 0.6%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	107,699

New Hampshire – 0.7%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	115	119,547

New Jersey – 6.1%
Burlington County Bridge Commission (Evergreens (The)) Series 2007 5.625%, 1/01/38	140	143,252
New Jersey Economic Development Authority Series 2013 5.00%, 3/01/20	290	330,719
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	90,322

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey State Turnpike Authority Series 2013A 5.00%, 1/01/32	$315	$357,796
Tobacco Settlement Financing Corp. NJ Series 20071A 5.00%, 6/01/41	135	100,548

		1,022,637

New York – 11.4%
Build NYC Resource Corp. (South Bronx Charter School for International Cultures & The Arts) Series 2013A 5.00%, 4/15/43	100	98,063
City of New York NY Series 2013J 5.00%, 8/01/21	340	406,127
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29	315	363,630
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	507,042
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	430,112
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	120	114,913

		1,919,887

North Carolina – 1.7%
State of North Carolina Series 2010B 5.00%, 6/01/17	260	289,650

Ohio – 8.4%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	135	106,649
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	445	512,030
City of Columbus OH Series 2012A 5.00%, 2/15/17	225	248,173
Series 2014A 5.00%, 2/15/21	110	132,981

14	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/28	$365	$420,746

		1,420,579

Pennsylvania – 3.1%
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/17	380	419,968
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	100	111,630

		531,598

Puerto Rico – 0.6%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	100	95,153

South Carolina – 1.8%
Spartanburg County School District No 1/SC Series 2014D 5.00%, 3/01/22	250	302,738

Texas – 14.4%
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	100	106,038
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	299,879
City of Lubbock TX AGM Series 2005 5.00%, 2/15/15	420	425,704
Cypress-Fairbanks Independent School District Series 2014B 2.00%, 2/15/44	400	404,900
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	285	299,820
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.25%, 8/15/42	160	162,907

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.125%, 1/01/46	$55	$59,968
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/20(b)	565	675,056

		2,434,272

Utah – 2.5%
State of Utah Series 2010C 5.00%, 7/01/17	380	424,407

Virginia – 3.1%
Tobacco Settlement Financing Corp. VA Series 2007B1 5.00%, 6/01/47	145	98,738
Virginia Public School Authority
(Virginia Public School Authority State Lease) Series 2012 5.00%, 4/15/17	380	420,903

		519,641

Washington – 8.0%
City of Seattle WA Series 2014 5.00%, 5/01/17	125	138,501
City of Seattle WA Municipal Light & Power Revenue Series 2014 5.00%, 9/01/22(b)	555	673,653
State of Washington Series 2011R 5.00%, 7/01/17	380	424,088
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A
7.375%, 1/01/44(a)	100	109,346

		1,345,588

Total Municipal Obligations (cost $14,119,387)		14,709,934

GOVERNMENTS – TREASURIES – 10.3%
United States – 10.3%
U.S. Treasury Notes 0.375%, 4/30/16	585	585,503
4.125%, 5/15/15	1,130	1,154,012

Total Governments – Treasuries (cost $1,739,328)		1,739,515

16	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 6.3%
Industrial – 4.2%
Communications - Media – 0.7%
Cox Communications, Inc. 5.50%, 10/01/15	$65	$67,862
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 2.40%, 3/15/17	60	61,454

		129,316

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 5.625%, 9/15/15	50	52,037

Consumer Cyclical - Retailers – 0.6%
CVS Health Corp. 3.25%, 5/18/15	50	50,733
Walgreen Co. 1.00%, 3/13/15	50	50,079

		100,812

Consumer Non- Cyclical – 1.1%
Kraft Foods Group, Inc. 1.625%, 6/04/15	60	60,368
Thermo Fisher Scientific, Inc. 3.20%, 5/01/15-3/01/16	70	71,205
Bunge Ltd. Finance Corp. 4.10%, 3/15/16	50	52,071

		183,644

Energy – 0.3%
Kinder Morgan Energy Partners LP 3.50%, 3/01/16	50	51,514

Technology – 1.2%
Xerox Corp. 6.40%, 3/15/16	50	53,658
Hewlett-Packard Co. 2.65%, 6/01/16	60	61,478
Kla-tencor Corp. 2.375%, 11/01/17	85	85,413

		200,549

		717,872

Financial Institutions – 1.7%
Banking – 0.4%
Morgan Stanley 1.75%, 2/25/16	70	70,628

Insurance – 0.7%
American International Group, Inc. 5.45%, 5/18/17	55	60,497

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 4.75%, 9/17/15	$50	$51,724

		112,221

REITS – 0.6%
HCP, Inc. 3.75%, 2/01/16	50	51,773
Health Care REIT, Inc. 3.625%, 3/15/16	50	51,787

		103,560

Utility – 0.4%
Electric – 0.4%
Constellation Energy Group, Inc. 4.55%, 6/15/15	60	61,353

Total Corporates – Investment Grade (cost $1,065,621)		1,065,634

INFLATION-LINKED SECURITIES – 1.5%
United States – 1.5%
U.S. Treasury Inflation Index 0.125%, 4/15/17 (TIPS) (cost $252,001)	246	249,952

ASSET-BACKED SECURITIES – 1.2%
Credit Cards - Floating Rate – 0.6%
Cabela’s Credit Card Master Note Trust Series 2012-2A, Class A2 0.633%, 6/15/20(a)(c)	100	100,688

Autos - Fixed Rate – 0.6%
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)	100	100,036

Total Asset-Backed Securities (cost $200,375)		200,724

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.7%
Non-Agency Fixed Rate CMBS – 0.7%
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46 (cost $127,015)	121	126,437

18	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.07%(d)(e) (cost $181,223)	181,223	$181,223

Total Investments – 108.1% (cost $17,684,950)		18,273,419
Other assets less liabilities – (8.1)%		(1,366,863)

Net Assets – 100.0%		$16,906,556

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate market value of these securities amounted to $686,925 or 4.1% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Floating Rate Security. Stated interest rate was in effect at October 31, 2014.

(d)	To obtain a copy of the Fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.

As of October 31, 2014, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.89% and 0.00%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

CMBS – Commercial Mortgage-Backed Securities

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $17,503,727)	$18,092,196
Affiliated issuers (cost $181,223)	181,223
Interest receivable	200,953
Prepaid expenses	15,066
Receivable for capital stock sold	10,736

Total assets	18,500,174

Liabilities
Due to custodian	2,921
Payable for investment securities purchased	1,439,158
Advisory fee payable	26,994
Dividends payable	17,460
Transfer Agent fee payable	2,999
Distribution fee payable	805
Payable for capital stock redeemed	500
Accrued expenses	102,781

Total liabilities	1,593,618

Net Assets	$16,906,556

Composition of Net Assets
Capital stock, at par	$1,608
Additional paid-in capital	16,290,068
Undistributed net investment income	4,558
Accumulated net realized gain on investment transactions	21,853
Net unrealized appreciation on investments	588,469

$16,906,556

Net Asset Value Per Share—18 billion shares of capital stock authorized, $ .001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,954,410	185,891	$10.51	*

C	$368,566	35,044	$10.52

Advisor	$14,583,580	1,386,855	$10.52

*	The maximum offering price per share for Class A shares was $10.84 which reflects a sales charge of 3.0%.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 11, 2013(a) to October 31, 2014

Investment Income
Interest	$268,574
Dividends—Affiliated issuers	1,086	$269,660

Expenses
Advisory fee (see Note B)	58,177
Distribution fee—Class A	1,610
Distribution fee—Class C	1,093
Transfer agency—Class A	739
Transfer agency—Class C	164
Transfer agency—Advisor Class	16,054
Amortization of offering expenses	121,841
Custodian	67,164
Administrative	56,885
Audit and tax	43,457
Registration fees	33,270
Legal	23,834
Printing	8,912
Directors’ fees	6,104
Miscellaneous	4,613

Total expenses	443,917
Less: expenses waived and reimbursed by the Adviser (see Note B)	(377,117)

Net expenses		66,800

Net investment income		202,860

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		21,853
Net change in unrealized appreciation/depreciation of investments		588,469

Net gain on investment transactions		610,322

Net Increase in Net Assets from Operations		$813,182

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 11, 2013(a) to October 31, 2014
Increase in Net Assets from Operations
Net investment income	$202,860
Net realized gain on investment transactions	21,853
Net change in unrealized appreciation/depreciation of investments	588,469

Net increase in net assets from operations	813,182
Dividends to Shareholders from
Net investment income
Class A	(8,422)
Class C	(900)
Advisor Class	(193,956)
Capital Stock Transactions
Net increase	16,296,652

Total increase	16,906,556
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $4,558)	$16,906,556

(a)	Commencement of operations.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of nine portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Government Reserves Portfolio, the Tax-Aware Fixed Income Portfolio, the Limited Duration High Income Portfolio, the AllianceBernstein Credit Long/Short Portfolio and the AllianceBernstein High Yield Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Government Reserves Portfolio commenced operations on May 1, 2013. The Tax-Aware Fixed Income Portfolio commenced operations on December 11, 2013. The AllianceBernstein Credit Long/Short commenced operations on May 7, 2014. The AllianceBernstein High Yield Portfolio commenced operations on July 5, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Aware Fixed Income Portfolio (the “Portfolio”). The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	23

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to

24	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	25

Notes to Financial Statements

industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$13,558,117		$1,151,817		$14,709,934
Governments - Treasuries		– 0	–	1,739,515		– 0	–	1,739,515
Corporates - Investment Grade		– 0	–	1,065,634		– 0	–	1,065,634
Inflation-Linked Securities		– 0	–	249,952		– 0	–	249,952
Asset-Backed Securities		– 0	–	200,724		– 0	–	200,724
Commercial Mortgage-Backed Security		– 0	–	126,437		– 0	–	126,437
Short-Term Investments		181,223		– 0	–	– 0	–	181,223

Total Investments in Securities		181,223		16,940,379		1,151,817		18,273,419
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$181,223		$16,940,379		$1,151,817		$18,273,419

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds			Total
Balance as of 12/11/13^^	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		960			960
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		74,962			74,962
Purchases		929,887			929,887
Sales		– 0	–		– 0	–
Transfers in to Level 3		146,008			146,008
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 10/31/14		$1,151,817			$1,151,817	+

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/14*		$74,962			$74,962

^^	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

26	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

As of October 31, 2014, all level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	27

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

28	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

8. Offering Expenses

Offering expenses of $136,907 have been deferred and are being amortized on a straight line basis over a one year period starting from December 11, 2013 (commencement of the Portfolio’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .50% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55% and .55%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 11, 2016. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before December 11, 2014. This fee waiver and/or expense reimbursement agreement may not be terminated before December 11, 2014. For the period ended October 31, 2014, such reimbursements/waivers amounted to $320,232.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended October 31, 2014, the Adviser voluntarily agreed to waive such fees in the amount of $56,885.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $15,037 for the period ended October 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $-0- from the sale of Class A shares and received $-0- and $10 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended October 31, 2014.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	29

Notes to Financial Statements

other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended October 31, 2014 is as follows:

Market Value December 11, 2013(a) (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)	Dividend Income (000)
$ – 0	–	$18,289	$18,108	$181	$1

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended October 31, 2014 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $2,719 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$17,299,567	$1,660,020
U.S. government securities	3,988,362	3,131,279

30	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$17,685,642

Gross unrealized appreciation	$610,999
Gross unrealized depreciation	(23,222)

Net unrealized appreciation	$587,777

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the period ended October 31, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	31

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 11, 2013(a) to October 31, 2014	December 11, 2013(a) to October 31, 2014

Class A
Shares sold	186,230	$1,934,806

Shares issued in reinvestment of dividends	153	1,594

Shares redeemed	(492)	(5,039)

Net increase	185,891	$1,931,361

Class C
Shares sold	35,246	$365,925

Shares issued in reinvestment of dividends	22	240

Shares redeemed	(224)	(2,321)

Net increase	35,044	$363,844

Advisor Class
Shares sold	1,564,205	$15,850,833

Shares issued in reinvestment of dividends	3,466	36,046

Shares redeemed	(180,816)	(1,885,432)

Net increase	1,386,855	$14,001,447

(a)	Commencement of operations.

At October 31, 2014, the Adviser owns approximately 56.28% of the Portfolio’s outstanding shares.

NOTE F

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Portfolio’s investments or performance. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business

32	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	33

Notes to Financial Statements

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Because the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”)

34	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio was included as a part of the Facility on July 10, 2014. The Portfolio did not utilize the Facility during the period ended October 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2014 were as follows:

2014
Distributions paid from:
Ordinary income	$5,493

Total taxable distributions	5,493
Tax-exempt distributions	197,785

Total distributions paid	$203,278

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax exempt income	$35,046
Undistributed ordinary income	21,853
Unrealized appreciation/(depreciation)	587,777	(a)

Total accumulated earnings/(deficit)	$644,676	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of Treasury inflation-protected securities.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs resulted in a net decrease in distributions in excess of net investment income and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14
Net realized and unrealized gain on investment transactions	.50

Net increase in net asset value from operations	.64

Less: Dividends
Dividends from net investment income	(.13)

Net asset value, end of period	$ 10.51

Total Return
Total investment return based on net asset value(d)	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.85%
Expenses, before waivers/reimbursements^	3.59%
Net investment income(c)^	1.57%
Portfolio turnover rate	42%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07
Net realized and unrealized gain on investment transactions	.52

Net increase in net asset value from operations	.59

Less: Dividends
Dividends from net investment income	(.07)

Net asset value, end of period	$ 10.52

Total Return
Total investment return based on net asset value(d)	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.55%
Expenses, before waivers/reimbursements^	4.33%
Net investment income(c)^	.82%
Portfolio turnover rate	42%

See footnote summary on page 38.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16
Net realized and unrealized gain on investment transactions	.52

Net increase in net asset value from operations	.68

Less: Dividends
Dividends from net investment income	(.16)

Net asset value, end of period	$ 10.52

Total Return
Total investment return based on net asset value(d)	6.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.55%
Expenses, before waivers/reimbursements^	3.82%
Net investment income(c)^	1.76%
Portfolio turnover rate	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and Shareholders of the AllianceBernstein Tax-Aware Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Tax-Aware Fixed Income Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of October 31, 2014, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period December 11, 2013 (commencement of operations) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Tax-Aware Fixed Income Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2014, and the results of its operations, the changes in its net assets, and financial highlights for the period December 11, 2013 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 26, 2014

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	39

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended October 31, 2014. For foreign shareholders, 21.60% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

40	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III(2), Vice President Jon P. Denfeld(2), Vice President Terrance T. Hults(2), Vice President	Shawn E. Keegan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Davidson, Denfeld, Hults and Keegan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	41

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2013)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

42	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2013)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (2013)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2013)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ## 82 (2013)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

44	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2013)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2013)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	45

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2013)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

Earl D. Weiner, ## 75 (2013)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

46	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	47

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson, III 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Jon P. Denfeld 44	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Terrance T. Hults 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Shawn E. Keegan 43	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

48	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Tax-Aware Fixed Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek the highest available level of after-tax income, without assuming what the Adviser considers to be undue risk. The Portfolio invests principally in a national portfolio of both municipal and taxable fixed-income securities. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in fixed-income securities, and at least 65% of its total assets in securities exempt from federal income tax. The Portfolio may invest in tender option bonds and credit default swaps relating to municipal and taxable fixed income securities, as well as ETFs. The Portfolio’s average duration is in the 4-6 years range. The Adviser proposed the Barclays Municipal Bond Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper, Inc. (“Lipper”) to place the Portfolio in its General & Insured Municipal Debt Fund category and Morningstar to place the Portfolio in its Intermediate Municipal Debt category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	49

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Tax-Aware Fixed Income Portfolio[4]	0.50% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the Portfolio commences operations. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses within a three year period after the Portfolio commences operations to the extent that the

3	Jones v. Harris at 1427.

4	The advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Low Risk and High Income categories, in which the Portfolio would have been categorized had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedules for the Low Risk and High Income categories are as follows: 0.45% on the first $2.5 billion, 0.40% on the next $2.5 billion, 0.35% on the balance for the Low Income category and 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% on the balance for the High Income category.

50	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps and that the aggregate reimbursements do not exceed the offering expenses.5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
Tax-Aware Fixed Income Portfolio	Advisor Class A Class C Class 1 Class 2	0.50 0.85 1.50 0.60 0.50	% % % % %	0.67 0.97 1.67 0.77 0.67	% % % % %	To be determined

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing such services. Managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services

5	Offering expenses consist principally of the legal, accounting and federal and states securities registration fees paid by the Portfolio.

6	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	51

provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

52	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Tax Aware Fixed Income Portfolio	0.500	0.533	7/18

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12 The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax Aware Fixed Income Portfolio	0.850	0.859	9/18	0.797	40/59

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	53

referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser will disclose in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

54	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

In February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors may want to consider discussing with the Adviser the addition of breakpoints to the Portfolio’s advisory fee schedule. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

56	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	57

NOTES

58	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

NOTES

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO •	59

NOTES

60	• ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

ALLIANCEBERNSTEIN TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TAFI-0151-1014

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Intermediate Bond	2013	$44,500	$—	$13,338
	2014	$65,781	$—	$13,839

AB Bond Inflation Strategy	2013	$40,500	$—	$13,337
	2014	$67,918	$—	$15,678

AB Municipal Bond Inflation Strategy	2013	$31,290	$—	$14,149
	2014	$62,424	$—	$13,838

AB Real Asset Strategy	2013	$42,000	$—	$33,317
	2014	$74,939	$—	$26,069

AB Credit Long/Short	2013	$—	$—	$—
	2014	$63,750	$—	$15,552

AB High Yield	2013	$—	$—	$—
	2014	$67,500	$—	$17,573

AB Tax Aware Fixed Income	2013	$—	$—	$—
	2014	$25,500	$—	$17,957

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Intermediate Bond	2013	$334,849	$13,338
			$—
			$(13,338)
	2014	$424,494	$13,839
			$—
			$(13,839)

AB Bond Inflation Strategy	2013	$334,848	$13,337
			$—
			$(13,337)
	2014	$426,333	$15,678
			$—
			$(15,678)

AB Municipal Bond Inflation Strategy	2013	$335,661	$14,149
			$—
			$(14,149)
	2014	$424,493	$13,838
			$—
			$(13,838)

AB Real Asset Strategy	2013	$354,828	$33,317
			$—
			$(33,317)
	2014	$436,724	$26,069
			$—
			$(26,069)

AB Credit Long/Short	2013	$—	$—
			$—
			$—
	2014	$426,207	$15,552
			$—
			$(15,552)

AB High Yield	2013	$—	$—

			$—
	2014	$428,228	$17,573
			$—
			$(17,573)

AB Tax Aware Fixed Income	2013	$—	$—
			$—
			$—
	2014	$428,612	$17,957
			$—
			$(17,957)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 19, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 19, 2014